                                                                     EXHIBIT 4.3



          UNITED AUTO GROUP, INC. (A DELAWARE CORPORATION), AS ISSUER,

                   THE GUARANTORS NAMED HEREIN, AS GUARANTORS,

                                       AND

                    BANK ONE TRUST COMPANY, N.A., AS TRUSTEE

                                 ---------------
                                    INDENTURE

                           DATED AS OF MARCH 18, 2002

                                 ---------------

                    9 5/8% SENIOR SUBORDINATED NOTES DUE 2012

  Reconciliation and tie between Trust Indenture Act of 1939, as amended, and
                     Indenture, dated as of March 18, 2002

Trust Indenture                                                                          Indenture
  Act Section                                                                             Section
  -----------                                                                             -------
ss. 310       (a)(1).....................................................................  609
              (a)(2).....................................................................  609
              (b)........................................................................  608, 610
ss. 311       (a)........................................................................  613
ss. 312       (a)........................................................................  701
              (b)........................................................................  702
              (c)........................................................................  702
ss. 313       (a)........................................................................  703
              (b)(2).....................................................................  703
              (c)........................................................................  703, 704
ss. 314       (a)........................................................................  704
              (a)(4).....................................................................  1020
              (c)(1).....................................................................  103
              (c)(2).....................................................................  103
              (e)........................................................................  103
ss. 315       (a)........................................................................  601(b)
              (b)........................................................................  602
              (c)........................................................................  601(a)
              (d)........................................................................  601(c), 603
              (e)........................................................................  514
ss. 316       (a)(last sentence).........................................................  101 ("Outstanding")
              (a)(1)(A)..................................................................  512
              (a)(1)(B)..................................................................  513
              (b)........................................................................  508
              (c)........................................................................  105(e)
ss. 317       (a)(1).....................................................................  503(b)
              (a)(2).....................................................................  504
              (b)........................................................................  1003
ss. 318       (a)........................................................................  108

-------------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
PARTIES...........................................................................................................1


RECITALS..........................................................................................................1


ARTICLE ONE  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..............................................2

     Section 101.     Definitions.................................................................................2
     ------------     ---------------------------------------------------------------------------------------------
                         "Acquired Indebtedness"..................................................................2
                         "Affiliate"..............................................................................2
                         "Applicable Procedures"..................................................................3
                         "Asset Sale".............................................................................3
                         "Average Life to Stated Maturity"........................................................3
                         "Bankruptcy Law".........................................................................3
                         "Board of Directors".....................................................................4
                         "Board Resolution".......................................................................4
                         "Book-Entry Security"....................................................................4
                         "Business Day"...........................................................................4
                         "Capital Lease Obligation"...............................................................4
                         "Capital Stock"..........................................................................4
                         "Cash Equivalents".......................................................................4
                         "Change of Control"......................................................................5
                         "Clearstream"............................................................................6
                         "Code"...................................................................................6
                         "Commission".............................................................................6
                         "Commodity Price Protection Agreement"...................................................6
                         "Common Stock"...........................................................................6
                         "Company"................................................................................6
                         "Company Request" or "Company Order".....................................................7
                         "Consolidated Fixed Charge Coverage Ratio"...............................................7
                         "Consolidated Income Tax Expense"........................................................8
                         "Consolidated Interest Expense"..........................................................8
                         "Consolidated Net Income (Loss)".........................................................8
                         "Consolidated Non-cash Charges"..........................................................9
                         "Consolidated Tangible Assets"...........................................................9
                         "Consolidation"..........................................................................9
                         "Corporate Trust Office".................................................................9
                         "Credit Agreement".......................................................................9
                         "Currency Hedging Agreements"...........................................................10
                         "Default"...............................................................................10
                         "Depositary"............................................................................10
                         "Designated Noncash Consideration"......................................................10
                         "Designated Senior Indebtedness"........................................................10
                         "Disinterested Director"................................................................10

                         "Euroclear".............................................................................10
                         "Event of Default"......................................................................10
                         "Exchange Act"..........................................................................10
                         "Exchange Offer"........................................................................11
                         "Exchange Offer Registration Statement".................................................11
                         "Exchange Securities"...................................................................11
                         "Fair Market Value".....................................................................11
                         "Floor Plan Facility"...................................................................11
                         "Foreign Subsidiary"....................................................................11
                         "Generally Accepted Accounting Principles" or "GAAP"....................................11
                         "Global Securities".....................................................................12
                         "Guarantee".............................................................................12
                         "Guaranteed Debt".......................................................................12
                         "Guarantor".............................................................................12
                         "Holder"................................................................................12
                         "Indebtedness"..........................................................................12
                         "Indenture".............................................................................13
                         "Indenture Obligations".................................................................13
                         "Initial Purchasers"....................................................................13
                         "Interest Payment Date".................................................................13
                         "Interest Rate Agreements"..............................................................13
                         "Inventory Facility"....................................................................14
                         "Investment"............................................................................14
                         "Issue Date"............................................................................14
                         "Lien"..................................................................................14
                         "Liquidated Damages"....................................................................14
                         "Manufacturer"..........................................................................15
                         "Maturity"..............................................................................15
                         "Moody's"...............................................................................15
                         "Net Cash Proceeds".....................................................................15
                         "Non-U.S. Person".......................................................................16
                         "Officers' Certificate".................................................................16
                         "Opinion of Counsel"....................................................................16
                         "Opinion of Independent Counsel"........................................................16
                         "Outstanding"...........................................................................16
                         "Pari Passu Indebtedness"...............................................................17
                         "Paying Agent"..........................................................................17
                         "Permitted Guarantor Junior Payment"....................................................17
                         "Permitted Holders".....................................................................17
                         "Permitted Investment"..................................................................18
                         "Permitted Junior Payment"..............................................................19
                         "Permitted Subsidiary Preferred Stock"..................................................19
                         "Person"................................................................................19
                         "Predecessor Security"..................................................................19
                         "Preferred Stock".......................................................................19
                         "Prospectus"............................................................................20
                         "Public Equity Offering"................................................................20

                         "Purchase Money Obligation".............................................................20
                         "Qualified Capital Stock"...............................................................20
                         "Redeemable Capital Stock"..............................................................21
                         "Redemption Date".......................................................................21
                         "Redemption Price"......................................................................21
                         "Registration Rights Agreement".........................................................21
                         "Registration Statement"................................................................21
                         "Regular Record Date"...................................................................21
                         "Regulation S"..........................................................................21
                         "Regulation S Global Securities"........................................................21
                         "Responsible Officer"...................................................................21
                         "Replacement Assets"....................................................................22
                         "Restricted Subsidiary".................................................................22
                         "Rule 144A".............................................................................22
                         "Rule 144A Global Securities"...........................................................22
                         "S&P"...................................................................................22
                         "Securities Act"........................................................................22
                         "Senior Guarantor Indebtedness".........................................................22
                         "Senior Indebtedness"...................................................................23
                         "Senior Representative".................................................................24
                         "Series B Global Securities"............................................................24
                         "Shelf Registration Statement"..........................................................24
                         "Significant Restricted Subsidiary".....................................................24
                         "Special Record Date"...................................................................24
                         "Stated Maturity".......................................................................24
                         "Subordinated Indebtedness".............................................................25
                         "Subsidiary"............................................................................25
                         "Successor Security"....................................................................25
                         "Trustee"...............................................................................25
                         "Trust Indenture Act"...................................................................25
                         "Unrestricted Subsidiary"...............................................................25
                         "Unrestricted Subsidiary Indebtedness"..................................................25
                         "Voting Stock"..........................................................................26
                         "Wholly Owned Restricted Subsidiary"....................................................26
     Section 102.     Other Definitions..........................................................................26
     ------------     ---------------------------------------------------------------------------------------------
     Section 103.     Compliance Certificates and Opinions.......................................................27
     ------------     ---------------------------------------------------------------------------------------------
     Section 104.     Form of Documents Delivered to Trustee.....................................................28
     ------------     ---------------------------------------------------------------------------------------------
     Section 105.     Acts of Holders............................................................................29
     ------------     ---------------------------------------------------------------------------------------------
     Section 106.     Notices, etc., to the Trustee, the Company and any Guarantor...............................30
     ------------     ---------------------------------------------------------------------------------------------
     Section 107.     Notice to Holders; Waiver..................................................................31
     ------------     ---------------------------------------------------------------------------------------------
     Section 108.     Conflict with Trust Indenture Act..........................................................31
     ------------     ---------------------------------------------------------------------------------------------
     Section 109.     Effect of Headings and Table of Contents...................................................31
     ------------     ---------------------------------------------------------------------------------------------
     Section 110.     Successors and Assigns.....................................................................32
     ------------     ---------------------------------------------------------------------------------------------
     Section 111.     Separability Clause........................................................................32
     ------------     ---------------------------------------------------------------------------------------------
     Section 112.     Benefits of Indenture......................................................................32
     ------------     ---------------------------------------------------------------------------------------------
     Section 113.     Governing Law..............................................................................32
     ------------     ---------------------------------------------------------------------------------------------
     Section 114.     Legal Holidays.............................................................................32
     ------------     ---------------------------------------------------------------------------------------------
     Section 115.     Independence of Covenants..................................................................32
     ------------     ---------------------------------------------------------------------------------------------

     Section 116.     Schedules and Exhibits.....................................................................33
     ------------     ---------------------------------------------------------------------------------------------
     Section 117.     Counterparts...............................................................................33
     ------------     ---------------------------------------------------------------------------------------------
     Section 118.     No Personal Liability of Directors, Officers, Employees and Stockholders...................33
     ------------     ---------------------------------------------------------------------------------------------

ARTICLE TWO  SECURITY FORMS......................................................................................33

     Section 201.     Forms Generally............................................................................33
     ------------     ---------------------------------------------------------------------------------------------
     Section 202.     Form of Face of Security...................................................................34
     ------------     ---------------------------------------------------------------------------------------------
     Section 203.     Form of Reverse of Securities..............................................................49
     ------------     ---------------------------------------------------------------------------------------------
     Section 204.     Form of Guarantee..........................................................................60
     --------------   ---------------------------------------------------------------------------------------------

ARTICLE THREE  THE SECURITIES....................................................................................68

     Section 301.     Title and Terms............................................................................68
     ------------     ---------------------------------------------------------------------------------------------
     Section 302.     Denominations..............................................................................69
     ------------     ---------------------------------------------------------------------------------------------
     Section 303.     Execution, Authentication, Delivery and Dating.............................................69
     ------------     ---------------------------------------------------------------------------------------------
     Section 304.     Temporary Securities.......................................................................71
     ------------     ---------------------------------------------------------------------------------------------
     Section 305.     Registration, Registration of Transfer and Exchange........................................71
     ------------     ---------------------------------------------------------------------------------------------
     Section 306.     Book Entry Provisions for Global Securities................................................73
     ------------     ---------------------------------------------------------------------------------------------
     Section 307.     Special Transfer and Exchange Provisions...................................................75
     ------------     ---------------------------------------------------------------------------------------------
     Section 308.     Mutilated, Destroyed, Lost and Stolen Securities...........................................78
     ------------     ---------------------------------------------------------------------------------------------
     Section 309.     Payment of Interest; Interest Rights Preserved.............................................79
     ------------     ---------------------------------------------------------------------------------------------
     Section 310.     CUSIP Numbers..............................................................................80
     ------------     ---------------------------------------------------------------------------------------------
     Section 311.     Persons Deemed Owners......................................................................81
     ------------     ---------------------------------------------------------------------------------------------
     Section 312.     Cancellation...............................................................................81
     ------------     ---------------------------------------------------------------------------------------------
     Section 313.     Computation of Interest....................................................................81
     ------------     ---------------------------------------------------------------------------------------------

ARTICLE FOUR  DEFEASANCE AND COVENANT DEFEASANCE.................................................................81

     Section 401.     Company's Option to Effect Defeasance or Covenant Defeasance...............................81
     ------------     ---------------------------------------------------------------------------------------------
     Section 402.     Defeasance and Discharge...................................................................82
     ------------     ---------------------------------------------------------------------------------------------
     Section 403.     Covenant Defeasance........................................................................82
     ------------     ---------------------------------------------------------------------------------------------
     Section 404.     Conditions to Defeasance or Covenant Defeasance............................................83
     ------------     ---------------------------------------------------------------------------------------------
     Section 405.     Deposited Money and U.S. Government Obligations to Be Held in Trust; Other
     ------------     ---------------------------------------------------------------------------
                      Miscellaneous Provisions...................................................................85
                      ---------------------------------------------------------------------------------------------
     Section 406.     Reinstatement..............................................................................86
     ------------     ---------------------------------------------------------------------------------------------

ARTICLE FIVE  REMEDIES...........................................................................................86

     Section 501.     Events of Default..........................................................................86
     ------------     ---------------------------------------------------------------------------------------------
     Section 502.     Acceleration of Maturity; Rescission and Annulment.........................................88
     ------------     ---------------------------------------------------------------------------------------------
     Section 503.     Collection of Indebtedness and Suits for Enforcement by Trustee............................89
     ------------     ---------------------------------------------------------------------------------------------
     Section 504.     Trustee May File Proofs of Claim...........................................................90
     ------------     ---------------------------------------------------------------------------------------------
     Section 505.     Trustee May Enforce Claims Without Possession of Securities................................91
     ------------     ---------------------------------------------------------------------------------------------
     Section 506.     Application of Money Collected.............................................................92
     ------------     ---------------------------------------------------------------------------------------------
     Section 507.     Limitation on Suits........................................................................92
     ------------     ---------------------------------------------------------------------------------------------
     Section 508.     Unconditional Right of Holders to Receive Principal, Premium and Interest..................93
     ------------     ---------------------------------------------------------------------------------------------
     Section 509.     Restoration of Rights and Remedies.........................................................93
     ------------     ---------------------------------------------------------------------------------------------
     Section 510.     Rights and Remedies Cumulative.............................................................93
     ------------     ---------------------------------------------------------------------------------------------

     Section 511.     Delay or Omission Not Waiver...............................................................94
     ------------     ---------------------------------------------------------------------------------------------
     Section 512.     Control by Holders.........................................................................94
     ------------     ---------------------------------------------------------------------------------------------
     Section 513.     Waiver of Past Defaults....................................................................94
     ------------     ---------------------------------------------------------------------------------------------
     Section 514.     Undertaking for Costs......................................................................95
     ------------     ---------------------------------------------------------------------------------------------
     Section 515.     Waiver of Stay, Extension or Usury Laws....................................................95
     ------------     ---------------------------------------------------------------------------------------------
     Section 516.     Remedies Subject to Applicable Law.........................................................95
     ------------     ---------------------------------------------------------------------------------------------

ARTICLE SIX  THE TRUSTEE.........................................................................................96

     Section 601.     Duties of Trustee..........................................................................96
     ------------     ---------------------------------------------------------------------------------------------
     Section 602.     Notice of Defaults.........................................................................97
     ------------     ---------------------------------------------------------------------------------------------
     Section 603.     Certain Rights of Trustee..................................................................97
     ------------     ---------------------------------------------------------------------------------------------
     Section 604.     Trustee Not Responsible for Recitals, Dispositions of Securities or Application of
     ------------     -----------------------------------------------------------------------------------
                      Proceeds Thereof...........................................................................98
                      ---------------------------------------------------------------------------------------------
     Section 605.     Trustee and Agents May Hold Securities; Collections; etc...................................99
     ------------     ---------------------------------------------------------------------------------------------
     Section 606.     Money Held in Trust........................................................................99
     ------------     ---------------------------------------------------------------------------------------------
     Section 607.     Compensation and Indemnification of Trustee and Its Prior Claim............................99
     ------------     ---------------------------------------------------------------------------------------------
     Section 608.     Conflicting Interests.....................................................................100
     ------------     ---------------------------------------------------------------------------------------------
     Section 609.     Trustee Eligibility.......................................................................100
     ------------     ---------------------------------------------------------------------------------------------
     Section 610.     Resignation and Removal; Appointment of Successor Trustee.................................100
     ------------     ---------------------------------------------------------------------------------------------
     Section 611.     Acceptance of Appointment by Successor....................................................102
     ------------     ---------------------------------------------------------------------------------------------
     Section 612.     Merger, Conversion, Consolidation or Succession to Business...............................103
     ------------     ---------------------------------------------------------------------------------------------
     Section 613.     Preferential Collection of Claims Against Company.........................................103
     ------------     ---------------------------------------------------------------------------------------------

ARTICLE SEVEN  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY................................................104

     Section 701.     Company to Furnish Trustee Names and Addresses of Holders.................................104
     ------------     ---------------------------------------------------------------------------------------------
     Section 702.     Disclosure of Names and Addresses of Holders..............................................104
     ------------     ---------------------------------------------------------------------------------------------
     Section 703.     Reports by Trustee........................................................................105
     ------------     ---------------------------------------------------------------------------------------------
     Section 704.     Reports by Company and Guarantors.........................................................105
     ------------     ---------------------------------------------------------------------------------------------

ARTICLE EIGHT  CONSOLIDATION, MERGER, SALE OF ASSETS............................................................106

     Section 801.     Company and Guarantors May Consolidate, etc., Only on Certain Terms.......................106
     ------------     ---------------------------------------------------------------------------------------------
     Section 802.     Successor Substituted.....................................................................108
     ------------     ---------------------------------------------------------------------------------------------

ARTICLE NINE  SUPPLEMENTAL INDENTURES...........................................................................109

     Section 901.     Supplemental Indentures and Agreements without Consent of Holders.........................109
     ------------     ---------------------------------------------------------------------------------------------
     Section 902.     Supplemental Indentures and Agreements with Consent of Holders............................110
     ------------     ---------------------------------------------------------------------------------------------
     Section 903.     Execution of Supplemental Indentures and Agreements.......................................112
     ------------     ---------------------------------------------------------------------------------------------
     Section 904.     Effect of Supplemental Indentures.........................................................112
     ------------     ---------------------------------------------------------------------------------------------
     Section 905.     Conformity with Trust Indenture Act.......................................................112
     ------------     ---------------------------------------------------------------------------------------------
     Section 906.     Reference in Securities to Supplemental Indentures........................................112
     ------------     ---------------------------------------------------------------------------------------------
     Section 907.     Notice of Supplemental Indentures.........................................................113
     ------------     ---------------------------------------------------------------------------------------------
     Section 908.     Rights of Holders of Senior Indebtedness..................................................113
     ------------     ---------------------------------------------------------------------------------------------

ARTICLE TEN  COVENANTS..........................................................................................113

     Section 1001.    Payment of Principal, Premium and Interest................................................113
     -------------    ---------------------------------------------------------------------------------------------
     Section 1002.    Maintenance of Office or Agency...........................................................113
     -------------    ---------------------------------------------------------------------------------------------
     Section 1003.    Money for Security Payments to Be Held in Trust...........................................114
     -------------    ---------------------------------------------------------------------------------------------
     Section 1004.    Corporate Existence.......................................................................115
     -------------    ---------------------------------------------------------------------------------------------
     Section 1005.    Payment of Taxes and Other Claims.........................................................116
     -------------    ---------------------------------------------------------------------------------------------
     Section 1006.    Maintenance of Properties.................................................................116
     -------------    ---------------------------------------------------------------------------------------------
     Section 1007.    Maintenance of Insurance..................................................................116
     -------------    ---------------------------------------------------------------------------------------------
     Section 1008.    Limitation on Indebtedness................................................................117
     -------------    ---------------------------------------------------------------------------------------------
     Section 1009.    Limitation on Restricted Payments.........................................................121
     -------------    ---------------------------------------------------------------------------------------------
     Section 1010.    Limitation on Transactions with Affiliates................................................126
     -------------    ---------------------------------------------------------------------------------------------
     Section 1011.    Limitation on Liens.......................................................................127
     -------------    ---------------------------------------------------------------------------------------------
     Section 1012.    Limitation on Sale of Assets..............................................................128
     -------------    ---------------------------------------------------------------------------------------------
     Section 1013.    Limitation on Issuances of Guarantees of and Pledges for Indebtedness.....................133
     -------------    ---------------------------------------------------------------------------------------------
     Section 1014.    Purchase of Securities upon a Change of Control...........................................134
     -------------    ---------------------------------------------------------------------------------------------
     Section 1015.    Limitation on Subsidiary Preferred Stock..................................................138
     -------------    ---------------------------------------------------------------------------------------------
     Section 1016.    Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries.............138
     -------------    ---------------------------------------------------------------------------------------------
     Section 1017.    Limitation on Senior Subordinated Indebtedness............................................140
     -------------    ---------------------------------------------------------------------------------------------
     Section 1018.    Limitations on Unrestricted Subsidiaries..................................................140
     -------------    ---------------------------------------------------------------------------------------------
     Section 1019.    Provision of Financial Statements.........................................................141
     -------------    ---------------------------------------------------------------------------------------------
     Section 1020.    Statement by Officers as to Default.......................................................142
     -------------    ---------------------------------------------------------------------------------------------
     Section 1021.    Waiver of Certain Covenants...............................................................143
     -------------    ---------------------------------------------------------------------------------------------

ARTICLE ELEVEN  REDEMPTION OF SECURITIES........................................................................143

     Section 1101.    Rights of Redemption......................................................................143
     -------------    ---------------------------------------------------------------------------------------------
     Section 1102.    Applicability of Article..................................................................144
     -------------    ---------------------------------------------------------------------------------------------
     Section 1103.    Election to Redeem; Notice to Trustee.....................................................144
     -------------    ---------------------------------------------------------------------------------------------
     Section 1104.    Selection by Trustee of Securities to Be Redeemed.........................................144
     -------------    ---------------------------------------------------------------------------------------------
     Section 1105.    Notice of Redemption......................................................................145
     -------------    ---------------------------------------------------------------------------------------------
     Section 1106.    Deposit of Redemption Price...............................................................146
     -------------    ---------------------------------------------------------------------------------------------
     Section 1107.    Securities Payable on Redemption Date.....................................................146
     -------------    ---------------------------------------------------------------------------------------------
     Section 1108.    Securities Redeemed or Purchased in Part..................................................146
     -------------    ---------------------------------------------------------------------------------------------

ARTICLE TWELVE  SATISFACTION AND DISCHARGE......................................................................147

     Section 1201.    Satisfaction and Discharge of Indenture...................................................147
     -------------    ---------------------------------------------------------------------------------------------
     Section 1202.    Application of Trust Money................................................................148
     -------------    ---------------------------------------------------------------------------------------------

ARTICLE THIRTEEN  GUARANTEES....................................................................................148

     Section 1301.    Guarantors' Guarantee.....................................................................148
     -------------    ---------------------------------------------------------------------------------------------
     Section 1302.    Continuing Guarantee; No Right of Set-Off; Independent Obligation.........................149
     -------------    ---------------------------------------------------------------------------------------------
     Section 1303.    Guarantee Absolute........................................................................150
     -------------    ---------------------------------------------------------------------------------------------
     Section 1304.    Right to Demand Full Performance..........................................................152
     -------------    ---------------------------------------------------------------------------------------------
     Section 1305.    Waivers...................................................................................153
     -------------    ---------------------------------------------------------------------------------------------
     Section 1306.    The Guarantors Remain Obligated in Event the Company Is No Longer Obligated to Discharge
     -------------    ---------------------------------------------------------------------------------------
                      Indenture Obligations.....................................................................154
                      ---------------------------------------------------------------------------------------------

     Section 1307.    Fraudulent Conveyance; Contribution; Subrogation..........................................154
     -------------    ---------------------------------------------------------------------------------------------
     Section 1308.    Guarantee Is in Addition to Other Security................................................155
     -------------    ---------------------------------------------------------------------------------------------
     Section 1309.    Release of Security Interests.............................................................155
     -------------    ---------------------------------------------------------------------------------------------
     Section 1310.    No Bar to Further Actions.................................................................155
     -------------    ---------------------------------------------------------------------------------------------
     Section 1311.    Failure to Exercise Rights Shall Not Operate as a Waiver; No Suspension of Remedies.......156
     -------------    ---------------------------------------------------------------------------------------------
     Section 1312.    Trustee's Duties; Notice to Trustee.......................................................156
     -------------    ---------------------------------------------------------------------------------------------
     Section 1313.    Successors and Assigns....................................................................156
     -------------    ---------------------------------------------------------------------------------------------
     Section 1314.    Release of Guarantee......................................................................156
     -------------    ---------------------------------------------------------------------------------------------
     Section 1315.    Execution of Guarantee....................................................................157
     -------------    ---------------------------------------------------------------------------------------------
     Section 1316.    Guarantee Subordinate to Senior Indebtedness..............................................158
     -------------    ---------------------------------------------------------------------------------------------
     Section 1317.    Payment Over of Proceeds Upon Dissolution of the Guarantor, etc...........................158
     -------------    ---------------------------------------------------------------------------------------------
     Section 1318.    Default on Senior Guarantor Indebtedness..................................................159
     -------------    ---------------------------------------------------------------------------------------------
     Section 1319.    Payment Permitted by Each of the Guarantors if No Default.................................160
     -------------    ---------------------------------------------------------------------------------------------
     Section 1320.    Subrogation to Rights of Holders of Senior Guarantor Indebtedness.........................160
     -------------    ---------------------------------------------------------------------------------------------
     Section 1321.    Provisions Solely to Define Relative Rights...............................................161
     -------------    ---------------------------------------------------------------------------------------------
     Section 1322.    Trustee to Effectuate Subordination.......................................................161
     -------------    ---------------------------------------------------------------------------------------------
     Section 1323.    No Waiver of Subordination Provisions.....................................................162
     -------------    ---------------------------------------------------------------------------------------------
     Section 1324.    Notice to Trustee by Each of the Guarantors...............................................162
     -------------    ---------------------------------------------------------------------------------------------
     Section 1325.    Reliance on Judicial Orders or Certificates...............................................163
     -------------    ---------------------------------------------------------------------------------------------
     Section 1326.    Rights of Trustee as a Holder of Senior Guarantor Indebtedness; Preservation of
     -------------    --------------------------------------------------------------------------------
                      Trustee's Rights..........................................................................164
                      ---------------------------------------------------------------------------------------------
     Section 1327.    Article Applicable to Paying Agents.......................................................164
     -------------    ---------------------------------------------------------------------------------------------
     Section 1328.    No Suspension of Remedies.................................................................164
     -------------    ---------------------------------------------------------------------------------------------
     Section 1329.    Trustee's Relation to Senior Guarantor Indebtedness.......................................164
     -------------    ---------------------------------------------------------------------------------------------

ARTICLE FOURTEEN  SUBORDINATION OF SECURITIES...................................................................165

     Section 1401.    Securities Subordinate to Senior Indebtedness.............................................165
     -------------    ---------------------------------------------------------------------------------------------
     Section 1402.    Payment Over of Proceeds Upon Dissolution, etc............................................165
     -------------    ---------------------------------------------------------------------------------------------
     Section 1403.    Suspension of Payment When Designated Senior Indebtedness in Default......................166
     -------------    ---------------------------------------------------------------------------------------------
     Section 1404.    Payment Permitted if No Default...........................................................168
     -------------    ---------------------------------------------------------------------------------------------
     Section 1405.    Subrogation to Rights of Holders of Senior Indebtedness...................................168
     -------------    ---------------------------------------------------------------------------------------------
     Section 1406.    Provisions Solely to Define Relative Rights...............................................169
     -------------    ---------------------------------------------------------------------------------------------
     Section 1407.    Trustee to Effectuate Subordination.......................................................169
     -------------    ---------------------------------------------------------------------------------------------
     Section 1408.    No Waiver of Subordination Provisions.....................................................170
     -------------    ---------------------------------------------------------------------------------------------
     Section 1409.    Notice to Trustee.........................................................................170
     -------------    ---------------------------------------------------------------------------------------------
     Section 1410.    Reliance on Judicial Orders or Certificates...............................................171
     -------------    ---------------------------------------------------------------------------------------------
     Section 1411.    Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights....172
     -------------    ---------------------------------------------------------------------------------------------
     Section 1412.    Article Applicable to Paying Agents.......................................................172
     -------------    ---------------------------------------------------------------------------------------------
     Section 1413.    No Suspension of Remedies.................................................................172
     -------------    ---------------------------------------------------------------------------------------------
     Section 1414.    Trustee's Relation to Senior Indebtedness.................................................172
     -------------    ---------------------------------------------------------------------------------------------

TESTIMONIUM

SIGNATURES AND SEALS

ACKNOWLEDGMENTS

ANNEX A                    Form of Intercompany Note

EXHIBIT A                  Regulation S Certificate

EXHIBIT B                  Restricted Security Certificate

EXHIBIT C                  Unrestricted Security Certificate

                  INDENTURE, dated as of March 18, 2002, between United Auto Group, Inc., a Delaware corporation (the "Company"), the guarantors set forth on the signature pages hereto (each a "Guarantor" and collectively, the "Guarantors") and Bank One Trust Company, N.A., as Trustee (the "Trustee").

                RECITALS OF THE COMPANY AND THE GUARANTORS

                  The Company has duly authorized the creation of an issue of
(i) 9 5/8% Senior Subordinated Notes due 2012, Series A (the "Series A Securities") and (ii) 9 5/8% Senior Subordinated Notes due 2012, Series B (the "Series B Securities" and, together with the Series A Securities, the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture and the Securities;

                  Each Guarantor has duly authorized the issuance of a Guarantee of the Securities, of substantially the tenor hereinafter set forth, and to provide therefor, each Guarantor has duly authorized the execution and delivery of this Indenture and its Guarantee;

                  This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act;

                  All acts and things necessary have been done to make (i) the Securities, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, (ii) the Guarantees, when executed by each of the Guarantors and delivered hereunder, the valid obligation of each of the Guarantors and (iii) this Indenture a valid agreement of the Company and each of the Guarantors in accordance with the terms of this Indenture;

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 101. Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America; and

                  (f) all references herein to particular Sections or Articles refer to this Indenture unless otherwise so indicated.

                  Certain terms used principally in Article Four are defined in Article Four.

                  "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Restricted Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or such acquisition, as the case may be and is not recourse to any Person or assets other than such Person or its assets (including its Subsidiaries and their assets). Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Restricted Subsidiary, as the case may be.

                  "Affiliate" means, with respect to any specified Person: (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; (ii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Capital Stock or any officer or director of any such specified Person or other Person or, with respect to any natural Person, any Person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin; or (iii) any other Person 10% or more of the Voting Stock of which is beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

                  "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback transaction) (collectively, a "transfer"), directly or indirectly, in one or a series of related transactions, of: (i) any Capital Stock of any Restricted Subsidiary (other than directors' qualifying shares and transfers of Capital Stock required by a Manufacturer to the extent the Company does not receive cash or Cash Equivalents for such Capital Stock);
(ii) all or substantially all of the properties and assets of any division or line of business of the Company or any Restricted Subsidiary; or (iii) any other properties or assets of the Company or any Restricted Subsidiary other than in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include any transfer of properties and assets (A) that is governed by the provisions described under Article Eight hereof, (B) that is by the Company to any Restricted Subsidiary, or by any Restricted Subsidiary to the Company or any Restricted Subsidiary in accordance with the terms of this Indenture, (C) that is of obsolete equipment, (D) that consists of defaulted receivables for collection or any sale, transfer or other disposition of defaulted receivables for collection, (E) the Fair Market Value of which in the aggregate does not exceed $2,500,000 in any transaction or series of related transactions, (F) any Restricted Payment permitted under Section 1009 herein, or
(G) any disposition that constitutes a Change of Control.

                  "Average Life to Stated Maturity" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal payment of such Indebtedness multiplied by (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

                  "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state or foreign law relating to bankruptcy, insolvency, receivership, winding up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

                  "Board of Directors" means the board of directors of the Company or any Guarantor, as the case may be, or any duly authorized committee of such board, or any equivalent body in a limited partnership, limited liability company or other entity serving substantially the same function as a board of directors of a corporation.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or any Guarantor (or the general partner of a Guarantor which is a limited partnership), as the case may be, to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Book-Entry Security" means any Global Securities bearing the legend specified in Section 202 evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in The City of New York or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law, regulation or executive order to close.

                  "Capital Lease Obligation" of any Person means any obligation of such Person and its Restricted Subsidiaries on a Consolidated basis under any capital lease of real or personal property which, in accordance with GAAP, is required to be recorded as a capitalized lease obligation on the books of the lessee.

                  "Capital Stock" of any Person means any and all shares, interests, participations, rights in or other equivalents, however designated, of such Person's capital stock or other equity interests, partnership interests (whether general or limited), any other interest or participation that confers on a Person that right to receive a share of the profits and losses of, or distributions of assets of (other than a distribution in respect of Indebtedness), the issuing Person and any rights (other than debt securities convertible into Capital Stock), warrants or options exchangeable for or convertible into such Capital Stock.

                  "Cash Equivalents" means (i) any evidence of Indebtedness, maturing not more than one year after the date of acquisition, issued by the United States of America, or an instrumentality or agency thereof, and guaranteed fully as to principal, premium, if any, and interest by the United States of America, (ii) any certificate of deposit, maturing not more than one year after the date of acquisition, issued by a commercial banking institution that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500,000,000, whose debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (iii) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate or Subsidiary of the Company) organized and existing under the laws of the United States of America with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500,000,000; provided that the short term debt of such commercial bank has a rating, at the time of Investment, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (v) any repurchase agreement entered into with DaimlerChrysler Services North America LLC (or with a commercial banking institution of the stature referred to in clause (ii) above) which (A) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (i) through (iii) above and (B) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of DaimlerChrysler Services North America LLC (or such commercial banking institution) thereunder and (vi) shares of money market mutual funds within the definition of Rule 2a-7 promulgated by the Commission under the Investment Company Act of 1940.

                  "Change of Control" means the occurrence of any of the following events: (i) (A) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes after the initial Issue Date the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total outstanding Voting Stock of the Company and (B) Permitted Holders, directly or indirectly, no longer have voting control of more than 50% of the total outstanding Voting Stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such board or whose nomination for election by the stockholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of such Board of Directors then in office; (iii) the Company consolidates with or merges with or into any Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with or merges into or with the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where (A) the outstanding Voting Stock of the Company is changed into or exchanged for (x) Voting Stock of the surviving corporation which is not Redeemable Capital Stock or (y) cash, securities and other property (other than Capital Stock of the surviving corporation) in an amount which could be paid by the Company as a Restricted Payment as described in Section 1009 herein (and such amount shall be treated as a Restricted Payment subject to the provisions in this Indenture described in Section 1009 herein) and (B) immediately after such transaction,
(I) no "person" or "group," other than Permitted Holders, is the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total outstanding Voting Stock of the surviving corporation and (II) Permitted Holders, directly or indirectly, no longer have voting control of more than 50% of the total outstanding Voting Stock of the Company; or (iv) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions described under Article Eight herein. For purposes of this definition, any transfer of an equity interest of an entity that was formed for the purpose of acquiring voting stock of the Company will be deemed to be a transfer of such portion of such voting stock as corresponds to the portion of the equity of such entity that has been so transferred.

                  "Clearstream" means Clearstream Banking, societe anonyme (or any successor securities clearing agency).

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Securities Act, Exchange Act and Trust Indenture Act then the body performing such duties at such time.

                  "Commodity Price Protection Agreement" means any forward contract, commodity swap, commodity option or other similar financial agreement or arrangement relating to, or the value of which is dependent upon, fluctuations in commodity prices.

                  "Common Stock" means the Company's Voting Common Stock, par value $0.0001 per share, or any successor common stock thereto.

                  "Company" means United Auto Group, Inc., a corporation incorporated under the laws of Delaware, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Sections 310 through 317 of the Trust Indenture Act as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for purposes of complying with such provisions.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer or a Vice President (regardless of Vice Presidential designation), and by any one of its Treasurer, an Assistant Treasurer, any other Vice President (regardless of Vice Presidential designation), its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Fixed Charge Coverage Ratio" of any Person means, for any period, the ratio of (a) the sum of Consolidated Net Income
(Loss), and in each case to the extent deducted in computing Consolidated Net Income (Loss) for such period, Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-cash Charges for such period, of such Person and its Restricted Subsidiaries on a Consolidated basis, all determined in accordance with GAAP, less all noncash items increasing Consolidated Net Income for such period and less all cash payments during such period relating to noncash charges that were added back to Consolidated Net Income in determining the Consolidated Fixed Charge Coverage Ratio in any prior period to (b) the sum of Consolidated Interest Expense for such period and cash and noncash dividends paid on any Preferred Stock of such Person during such period, in each case after giving pro forma effect to (i) the incurrence of the Indebtedness giving rise to the need to make such calculation and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, on the first day of such period; (ii) the incurrence, repayment or retirement of any other Indebtedness by the Company and its Restricted Subsidiaries since the first day of such period as if such Indebtedness was incurred, repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period);
(iii) in the case of Acquired Indebtedness or any acquisition occurring at the time of the incurrence of such Indebtedness, the related acquisition, assuming such acquisition had been consummated on the first day of such period; and (iv) any acquisition or disposition by the Company and its Restricted Subsidiaries of any company or any business or any assets out of the ordinary course of business, whether by merger, stock purchase or sale or asset purchase or sale, or any related repayment of Indebtedness, in each case since the first day of such period, assuming such acquisition or disposition had been consummated on the first day of such period; provided that (i) in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a pro forma basis and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period (subject to any applicable Interest Rate Agreement) and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of such Person, a fixed or floating rate of interest, shall be computed by applying at the option of such Person either the fixed or floating rate and (ii) in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period.

                  "Consolidated Income Tax Expense" of any Person means, for any period, the provision for federal, state, local and foreign income taxes of such Person and its Consolidated Restricted Subsidiaries for such period as determined in accordance with GAAP.

                  "Consolidated Interest Expense" of any Person means, without duplication, for any period, the sum of (a) the interest expense of such Person and its Restricted Subsidiaries for such period, on a Consolidated basis (other than interest expense under any Inventory Facility), including, without limitation, (i) amortization of debt discount, (ii) the net costs associated with Interest Rate Agreements, Currency Hedging Agreements and Commodity Price Protection Agreements (including amortization of discounts), (iii) the interest portion of any deferred payment obligation, (iv) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers acceptance financing, and (v) accrued interest, plus (b) (i) the interest component of the Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period and (ii) all capitalized interest of such Person and its Restricted Subsidiaries, plus (c) the interest expense under any Guaranteed Debt of such Person and any Restricted Subsidiary to the extent not included under clause
(a)(iv) above, whether or not paid by such Person or its Restricted Subsidiaries, but excluding, in the case of (a), (b) and (c), the amortization of deferred financing costs, plus (d) dividend requirements of the Company and the Restricted Subsidiaries with respect to Redeemable Capital Stock, and with respect to Preferred Stock of Restricted Subsidiaries, in each case whether in cash or otherwise (except dividends payable solely in shares of Capital Stock (other than any Preferred Stock or Redeemable Capital Stock) of the Company or any Restricted Subsidiary).

                  "Consolidated Net Income (Loss)" of any Person means, for any period, the Consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period on a Consolidated basis as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income (or loss), by excluding, without duplication, (i) all extraordinary gains or losses net of taxes (less all fees and expenses relating thereto), (ii) the portion of net income (or loss) of such Person and its Restricted Subsidiaries on a Consolidated basis allocable to minority interests in unconsolidated Persons or Unrestricted Subsidiaries to the extent that cash dividends or distributions have not actually been received by such Person or one of its Consolidated Restricted Subsidiaries, (iii) net income (or loss) of any Person combined with such Person or any of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) gains or losses, net of taxes (less all fees and expenses relating thereto), in respect of dispositions of assets other than in the ordinary course of business, (vi) the net income of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, (vii) non-cash gains and losses due solely to fluctuations in currency values, (viii) any restoration to net income of any contingency reserve, except to the extent provision for such reserve was made out of income accrued at any time following the initial Issue Date, or (ix) any net gain arising from the acquisition of any securities or extinguishment, under GAAP, of any Indebtedness of such Person.

                  "Consolidated Non-cash Charges" of any Person means, for any period, the aggregate depreciation, amortization and other non-cash charges of such Person and its subsidiaries on a Consolidated basis for such period, as determined in accordance with GAAP, excluding any non-cash charge which requires an accrual or reserve for cash charges for any future period.

                  "Consolidated Tangible Assets" of any Person means (a) all amounts that would be shown as assets on a Consolidated balance sheet of such Person and its Restricted Subsidiaries prepared in accordance with GAAP, less
(b) the amount thereof constituting goodwill and other intangible assets as calculated in accordance with GAAP.

                  "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its subsidiaries if and to the extent the accounts of such Person and each of its subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

                  "Corporate Trust Office" means the office of the Trustee or an affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at Bank One Plaza, Suite 0823, Chicago, Illinois 60670.

                  "Credit Agreement" means the Amended and Restated Credit Agreement, dated as of December 22, 2000, among United Auto Group, Inc., various financial institutions, and DaimlerChrysler Services North America LLC (formerly Chrysler Financial Company L.L.C.) as agent for the lenders, as amended on October 29, 2001, February 8, 2002 and March 12, 2002, as such agreement, in whole or in part, may have been or may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time, including, without limitation, any successive renewals, extension, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing.

                  "Currency Hedging Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Depositary" means, with respect to the Securities issued in the form of one or more Book-Entry Securities, The Depository Trust Company ("DTC"), its nominees and successors, or another Person designated as Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

                  "Designated Noncash Consideration" means the Fair Market Value of non-cash consideration received by the Company or any of its Restricted Subsidiaries in connection with an Asset Sale that is so designated pursuant to an Officer's Certificate, setting forth the basis of the valuation. The aggregate Fair Market Value of the Designated Noncash Consideration, taken together with the Fair Market Value at the time of receipt of all other Designated Noncash Consideration received, may not exceed $25,000,000 in the aggregate outstanding at any one time (with the Fair Market Value being measured at the time received and without giving effect to subsequent changes in value).

                  "Designated Senior Indebtedness" means (i) all Senior Indebtedness under the Credit Agreement or Floor Plan Facilities and (ii) any other Senior Indebtedness which at the time of determination has an aggregate principal amount outstanding of at least $25,000,000 and which is specifically designated in the instrument evidencing such Senior Indebtedness or the agreement under which such Senior Indebtedness arises as "Designated Senior Indebtedness" by the Company.

                  "Disinterested Director" means, with respect to any transaction or series of related transactions, a member of the Board of Directors of the Company who does not have any material direct or indirect financial interest in or with respect to such transaction or series of transactions.

                  "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

                  "Exchange Offer" means the exchange offer by the Company and the Guarantors of Series B Securities for Series A Securities to be effected pursuant to Section 3 of the Registration Rights Agreement.

                  "Exchange Offer Registration Statement" means the registration statement under the Securities Act contemplated by Section 3 of the Registration Rights Agreement.

                  "Exchange Securities" means the 9 5/8% Senior Subordinated Notes due 2012 to be issued in the Exchange Offer.

                  "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length free market transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. Fair Market Value shall be determined by the Board of Directors of the Company acting in good faith and shall be evidenced by a Board Resolution.

                  "Floor Plan Facility" means an agreement from Ford Motor Credit Company, General Motors Acceptance Corporation, DaimlerChrysler Services North America LLC, Toyota Motor Credit Corporation, World Omni Financial Corp., BMW Financial Services NA, LLC or any other bank or asset-based lender pursuant to which the Company or any Restricted Subsidiary incurs Indebtedness all of the net proceeds of which are used to purchase, finance or refinance vehicles and/or vehicle parts and supplies to be sold in the ordinary course of business of the Company and its Restricted Subsidiaries and which may not be secured except by a Lien that does not extend to or cover any property other than the property of the dealership(s) which use the proceeds of the Floor Plan Facilities or other dealerships who have incurred Indebtedness from the same lender.

                  "Foreign Subsidiary" means any Restricted Subsidiary that is not organized under the laws of the United States of America or any state thereof or the District of Columbia.

                  "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect (i) with respect to periodic reporting requirements, from time to time, and (ii) otherwise on the date hereof.

                  "Global Securities" means the Rule 144A Global Securities, the Regulation S Global Securities and the Series B Global Securities to be issued as Book-Entry Securities issued to the Depositary in accordance with Section 306.

                  "Guarantee" means the guarantee by any Guarantor of the Company's Indenture Obligations.

                  "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement
(i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or to cause such debtor to achieve certain levels of financial performance or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

                  "Guarantor" means any Subsidiary which is a guarantor of the Securities, including any Person that is required after the initial Issue Date to execute a guarantee of the Securities pursuant to Section 1011 or Section 1013 until a successor replaces such party pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indebtedness" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities,
(ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all net obligations of such Person under Interest Rate Agreements, Currency Hedging Agreements or Commodity Price Protection Agreements of such Person, (v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) all Guaranteed Debt of such Person, (viii) all Redeemable Capital Stock issued by such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, (ix) Preferred Stock of any Restricted Subsidiary of the Company which is not a Guarantor, and (x) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses (i) through (ix) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value to be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

                  "Indenture" means this instrument as originally executed (including all exhibits and schedules thereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Indenture Obligations" means the obligations of the Company and any other obligor under this Indenture or under the Securities, including any Guarantor, to pay principal of, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with this Indenture and the Securities (including Liquidated Damages) and the performance of all other obligations to the Trustee and the Holders under this Indenture and the Securities and the Registration Rights Agreement, according to the respective terms hereof and thereof.

                  "Initial Purchasers" means Banc of America Securities LLC, J.P. Morgan Securities Inc., ABN AMRO Incorporated, Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  "Interest Payment Date" means March 15 and September 15 of each year.

                  "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

                  "Inventory Facility" means any Floor Plan Facility or any other agreement (including pursuant to a commercial paper program) pursuant to which the Company or any Restricted Subsidiary incurs Indebtedness, the net proceeds of which are used to purchase, finance or refinance vehicles and/or vehicle parts and supplies to be sold in the ordinary course of business of the Company and its Restricted Subsidiaries and which may not be secured except by a Lien that does not extend to or cover any property other than the property of the dealership(s) which use the proceeds of the Inventory Facility or other dealerships who have incurred Indebtedness from the same lender.

                  "Investment" means, with respect to any Person, directly or indirectly, any advance, loan, including guarantees, or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities issued or owned by any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Capital Stock of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Company (other than the sale of all of the outstanding Capital Stock of such Restricted Subsidiary), the Company will be deemed to have made an Investment on the date of such sale or disposition equal to the Fair Market Value of the Company's Investments in such Subsidiary that were not sold or disposed.

                  "Issue Date" means the original issue date of the Securities under this Indenture.

                  "Lien" means any mortgage or deed of trust, charge, pledge, lien (statutory or otherwise), privilege, security interest, assignment, deposit, arrangement, easement, hypothecation, claim, preference, priority or other encumbrance upon or with respect to any property of any kind (including any conditional sale, capital lease or other title retention agreement, any leases in the nature thereof, and any agreement to give any security interest), real or personal, movable or immovable, now owned or hereafter acquired. A Person will be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease Obligation or other title retention agreement.

                  "Liquidated Damages" is used herein as defined in the Registration Rights Agreement.

                  "Manufacturer" means a vehicle manufacturer which is a party to a dealership franchise agreement with the Company or any Restricted Subsidiary.

                  "Maturity" means, when used with respect to the Securities, the date on which the principal of the Securities becomes due and payable as provided in the Securities or as provided in this Indenture, whether at Stated Maturity, the Offer Date or the Redemption Date and whether by declaration of acceleration, Offer in respect of Excess Proceeds, Change of Control Offer in respect of a Change of Control, call for redemption or otherwise.

                  "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

                  "Net Cash Proceeds" means (a) with respect to any Asset Sale by any Person, the proceeds from that sale (without duplication in respect of all Asset Sales) in the form of cash or Cash Equivalents including by way of sale or discounting of a note, installment receivable or other receivable (but excluding any other consideration received (x) in the form of assumption by the acquirer of Indebtedness or other obligations relating to such properties or assets or (y) in any other cash form), including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary) net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee and (b) with respect to any issuance or sale of Capital Stock or options, warrants or rights to purchase Capital Stock, or debt securities or Capital Stock that have been converted into or exchanged for Capital Stock as referred to in Section 1009, the proceeds of such issuance or sale in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary), net of attorney's fees, accountant's fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result of such issuance or sale.

                  "Non-U.S. Person" means a Person that is not a "U.S. person" as defined in Regulation S under the Securities Act.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Executive Vice President-Finance, the Vice President-Finance and Controller, any Vice President, or the General Counsel, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or any Guarantor, as the case may be, and in form and substance reasonably satisfactory to, and delivered to, the Trustee. Notwithstanding the foregoing, with respect to any Guarantor, the "Officer's Certificate" may be executed by any two of the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Guarantor, the Guarantor's general partner or the Guarantor's member.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, any Guarantor or the Trustee, unless an Opinion of Independent Counsel is required pursuant to the terms of this Indenture, and who shall be acceptable to the Trustee, and which opinion shall be in form and substance reasonably satisfactory to the Trustee.

                  "Opinion of Independent Counsel" means a written opinion of counsel which is issued by a Person who is not an employee, director or consultant (other than non-employee legal counsel) of the Company or any Guarantor and who shall be acceptable to the Trustee, and which opinion shall be in form and substance reasonably satisfactory to the Trustee.

                  "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or an Affiliate thereof) in trust or set aside and segregated in trust by the Company or an Affiliate thereof (if the Company or an Affiliate thereof shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

                  (c) Securities, to the extent provided in Sections 402 and 403, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Four; and

                  (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee and the Company proof reasonably satisfactory to each of them that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, any Guarantor, or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledge establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or such other obligor.

                  "Pari Passu Indebtedness" means (a) any Indebtedness of the Company that is pari passu in right of payment to the Securities, including, without limitation, the Company's 11% Senior Subordinated Notes due 2007, and
(b) with respect to any Guarantee, Indebtedness which ranks pari passu in right of payment to such Guarantee, including, without limitation, the guarantees with respect to the Company's 11% Senior Subordinated Notes due 2007.

                  "Paying Agent" means any Person (including the Company) authorized by the Company to pay the principal of, premium, if any, or interest on, any Securities on behalf of the Company.

                  "Permitted Guarantor Junior Payment" means any payment or other distribution to the holders of the Securities of securities of the Company or any other corporation that are equity securities (other than Preferred Stock or Redeemable Capital Stock) or are subordinated in right of payment to all Senior Guarantor Indebtedness, to substantially the same extent as, or to a greater extent than, the holders of the Indenture Obligations are so subordinated.

                  "Permitted Holders" means (i) Mr. Roger S. Penske and his guardians, conservators or committees; (ii) any of Penske Capital Partners, LLC, International

Motor Cars Group I, LLC, International Motor Cars Group II, LLC, Penske Corporation, Penske Automotive Holdings Corp. and their respective subsidiaries, in each case so long as Roger S. Penske is the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) directly or indirectly of more than 50% of the Voting Stock of such entities; (iii) lineal descendants of Roger
S. Penske and their respective guardians, conservators or committees; and (iv) entities which are Affiliates of Roger S. Penske, in each case so long as Mr. Penske is the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) directly or indirectly of more than 50% of the Voting Stock of such entities.

                  "Permitted Investment" means (i) Investments in any Restricted Subsidiary or any Person which, as a result of such Investment, (a) becomes a Restricted Subsidiary or (b) is merged or consolidated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or any Restricted Subsidiary; (ii) Indebtedness of the Company or a Restricted Subsidiary described under clauses (i), (ii), (v), (vi), (vii) and
(viii) of the definition of "Permitted Indebtedness"; (iii) Investments in any of the Securities or the Exchange Securities; (iv) Investments in cash and Cash Equivalents; (v) Investments acquired by the Company or any Restricted Subsidiary in connection with an Asset Sale permitted under Section 1012 herein to the extent such Investments are non-cash proceeds as permitted under such covenant; (vi) any Investment to the extent the consideration therefor consists of Qualified Capital Stock of the Company or any Restricted Subsidiary; (vii) Investments representing Capital Stock or obligations issued to the Company or any Restricted Subsidiary in the course of the good faith settlement of claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor or any Restricted Subsidiary; (viii) prepaid expenses advanced to employees in the ordinary course of business or other loans or advances to employees in the ordinary course of business not to exceed $1,000,000 in the aggregate at any one time outstanding; (ix) Investments in existence on the initial Issue Date; (x) Investments acquired as a result of the acquisition of the Capital Stock of Sytner Group plc and its subsidiaries; (xi) deposits, including interest-bearing deposits, maintained in the ordinary course of business in banks or with floor plan lenders; trade receivables and prepaid expenses, in each case arising in the ordinary course of business; provided, however, that such receivables and prepaid expenses would be recorded as assets of such Person in accordance with GAAP; endorsements for collection or deposit in the ordinary course of business by such Person of bank drafts and similar negotiable instruments of such other Person received as payment for ordinary course of business trade receivables; (xii) Investments acquired in exchange for the issuance of Capital Stock (other than Redeemable Stock or Preferred Stock) of the Company or acquired with the Net Cash Proceeds received by the Company after the date of the Indenture from the issuance and sale of Capital Stock (other than Redeemable Stock or Preferred Stock); provided that such Net Cash Proceeds are used to make such Investment within 10 days of the receipt thereof and the amount of all such Net Cash Proceeds will be excluded from clause (3)(C) of the first paragraph of Section 1009 herein; (xiii) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and worker's compensation, performance and other similar deposits provided to third parties in the ordinary course of business; (xiv) consumer loans and leases entered into, purchased or otherwise acquired by the Company or its Subsidiaries, as lender, lessor or assignee, as applicable, in the ordinary course of business; and (xv) in addition to the Investments described in clauses
(i) through (xiv) above, Investments in an amount not to exceed $10,000,000 in the aggregate at any one time outstanding. In connection with any assets or property contributed or transferred to any Person as an Investment, such property and assets shall be equal to the Fair Market Value at the time of Investment.

                  "Permitted Junior Payment" means any payment or other distribution to the holders of the Securities of securities of the Company or any other corporation that are equity securities (other than Preferred Stock or Redeemable Capital Stock) or are subordinated in right of payment to all Senior Indebtedness, to substantially the same extent as, or to a greater extent than, the holders of the Indenture Obligations are so subordinated.

                  "Permitted Subsidiary Preferred Stock" means, with respect to any Restricted Subsidiary, any Preferred Stock of such Restricted Subsidiary that (a) is Redeemable Capital Stock and such Restricted Subsidiary would be entitled to create, incur or assume Indebtedness in an aggregate principal amount equal to the aggregate involuntary maximum fixed purchase price of such Preferred Stock pursuant to Section 1008 herein (other than Inventory Facility Indebtedness) or (b) is not Redeemable Capital Stock and no dividends or distributions are paid to any Person (other than the Company or any Wholly Owned Subsidiary of the Company) other than (x) in accordance with Section 1009 herein and shall be included in determining the aggregate amount of all Restricted Payments made pursuant to such covenant or (y) in shares of Qualified Capital Stock of the Company or such Restricted Subsidiary or options, warrants or other rights to purchase Qualified Capital Stock of the Company or such Restricted Subsidiary.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security, evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 308 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                  "Preferred Stock" means, with respect to any Person, any Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Capital Stock of any other class in such Person.

                   "Prospectus" means the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Series A Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "Public Equity Offering" means an underwritten public offering of Common Stock (other than Redeemable Capital Stock) of the Company with gross proceeds to the Company of at least $50,000,000 pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-4, Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of the Company). For purposes of this definition, the Company's equity offering pursuant to Form S-3 (File No. 333-82264) shall not constitute a "Public Equity Offering."

                  "Purchase Money Obligation" means any Indebtedness secured by a Lien on assets related to the business of the Company and any additions and accessions thereto, which are purchased or constructed by the Company at any time after the initial Issue Date of the Securities; provided that (i) the security agreement or conditional sales or other title retention contract pursuant to which the Lien on such assets is created (collectively a "Purchase Money Security Agreement") shall be entered into within 90 days after the purchase or substantial completion of the construction of such assets and shall at all times be confined solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom, (ii) at no time shall the aggregate principal amount of the outstanding Indebtedness secured thereby be increased, except in connection with the purchase of additions and accessions thereto and except in respect of fees and other obligations in respect of such Indebtedness and (iii) (A) the aggregate outstanding principal amount of Indebtedness secured thereby (determined on a per asset basis in the case of any additions and accessions) shall not at the time such Purchase Money Security Agreement is entered into exceed 100% of the purchase price or cost of construction to the Company of the assets subject to such purchase or construction, or (B) the Indebtedness secured thereby shall be with recourse solely to the assets so purchased, acquired or constructed, any additions and accessions thereto and any proceeds therefrom.

                  "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

                  "Redeemable Capital Stock" means any Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable or otherwise, (1) is or upon the happening of an event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the principal of the Securities, (2) is redeemable at the option of the holder of such Capital Stock at any time prior to such final Stated Maturity (other than upon a change of control of the Company in circumstances where the Holders would have similar rights), or (3) is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity at the option of the holder of such Capital Stock.

                  "Redemption Date" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of March 18, 2002, among the Company, the Guarantors and the Initial Purchasers.

                  "Registration Statement" means any registration statement of the Company and the Guarantors which covers the sale or issuance of any of the Series A Securities (and related guarantees) or Series B Securities (and related guarantees) pursuant to the provisions of the Registration Rights Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the March 1 or September 1 (whether or not a Business Day) next preceding such Interest Payment Date.

                  "Regulation S" means Regulation S under the Securities Act, as amended from time to time.

                  "Regulation S Global Securities" means one or more permanent global Securities in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S.

                  "Responsible Officer" when used with respect to the Trustee means any officer or employee assigned to the Corporate Trust Office or any agent of the Trustee appointed hereunder, including any vice president, assistant vice president, secretary, assistant secretary, or any other officer or assistant officer of the Trustee or any agent of the Trustee appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

                  "Replacement Assets" means properties and assets (other than cash or any Capital Stock or other security) that will be used in a business of the Company or its Restricted Subsidiaries existing on the initial Issue Date or in a business reasonably related thereto.

                  "Restricted Subsidiary" means any Subsidiary of the Company that has not been designated by the Board of Directors of the Company by a Board Resolution delivered to the Trustee as an Unrestricted Subsidiary pursuant to and in compliance with Section 1018 herein.

                  "Rule 144A" means Rule 144A under the Securities Act, as amended from time to time.

                  "Rule 144A Global Securities" means one or more permanent global Securities in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A.

                  "S&P" means Standard & Poor's Rating Group, a division of McGraw Hill, Inc. or any successor rating agency.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor statute and the rules and regulations promulgated by the Commission under that act.

                  "Senior Guarantor Indebtedness" means the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law, whether or not such interest is allowed or allowable under such proceeding) on any Indebtedness of any Guarantor and all other monetary obligations of every kind or nature (including but not limited to fees, indemnities and expenses) due on or in connection with any such Indebtedness (other than as otherwise provided in this definition), whether outstanding on the initial Issue Date or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, without giving effect to any reduction in the amount of such Indebtedness necessary to render the obligation of any Guarantor with respect thereto (as obligor, guarantor or otherwise) not voidable or avoidable under applicable law, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to any Guarantee. Notwithstanding the foregoing, "Senior Guarantor Indebtedness" shall (x) include all borrowings of each Guarantor under, and all guarantees by each Guarantor of, the Credit

Agreement and the Floor Plan Facilities and any Interest Rate Agreement, Currency Hedging Agreement and Commodity Price Protection Agreement of such Guarantor and (y) not include (i) Indebtedness evidenced by the Guarantees or the Guarantees with respect to the Exchange Securities, (ii) Indebtedness that, by its express terms or by the express terms of the agreement or instrument creating or evidencing the same or pursuant to which the same is outstanding, is subordinated or junior in right of payment to any Indebtedness of such Guarantor, (iii) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 United States Code is without recourse to such Guarantor, (iv) Indebtedness which is represented by Redeemable Capital Stock, (v) any liability for foreign, federal, state, local or other taxes owed or owing by such Guarantor to the extent such liability constitutes Indebtedness, (vi) Indebtedness of such Guarantor to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's Subsidiaries, (vii) to the extent it might constitute Indebtedness, amounts owing for goods, materials or services purchased in the ordinary course of business (other than Floor Plan Facilities) or consisting of trade accounts payable owed or owing by such Guarantor, and amounts owed by such Guarantor for compensation to employees or services rendered to such Guarantor, (viii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture and (ix) Indebtedness evidenced by any guarantee of any Subordinated Indebtedness or Pari Passu Indebtedness.

                  "Senior Indebtedness" means the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law, whether or not such interest is allowed or allowable under such proceeding) on any Indebtedness of the Company and all other monetary obligations of every kind or nature (including but not limited to fees, indemnities and expenses) due on or in connection with any such Indebtedness (other than as otherwise provided in this definition), whether outstanding on the initial Issue Date or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Notwithstanding the foregoing, "Senior Indebtedness" shall (x) include the Credit Agreement and the Floor Plan Facilities and any Interest Rate Agreement, Currency Hedging Agreement and Commodity Price Protection Agreement of the Company to the extent the Company is a party thereto and (y) not include (i) Indebtedness evidenced by the Securities or the Exchange Securities, (ii) Indebtedness that, by its express terms or by the express terms of the agreement or instrument creating or evidencing the same or pursuant to which the same is outstanding, is subordinate or junior in right of payment to any Indebtedness of the Company, (iii) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 United States Code, is without recourse to the Company, (iv) Indebtedness which is represented by Redeemable Capital Stock, (v) any liability for foreign, federal, state, local or other taxes owed or owing by the Company to the extent such liability constitutes Indebtedness, (vi) Indebtedness of the Company to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's Subsidiaries, (vii) to the extent it might constitute Indebtedness, amounts owing for goods, materials or services purchased in the ordinary course of business (other than Floor Plan Facilities) or consisting of trade accounts payable owed or owing by the Company, and amounts owed by the Company for compensation to employees or services rendered to the Company, (viii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture and (ix) Indebtedness evidenced by any guarantee of any Subordinated Indebtedness or Pari Passu Indebtedness.

                  "Senior Representative" means the agent, indenture trustee or other trustee or representative of holders of any Designated Senior Indebtedness.

                  "Series B Global Securities" means one or more permanent Global Securities in registered form representing the aggregate principal amount of Series B Securities exchanged for Series A Securities pursuant to the Exchange Offer.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company and the Guarantors pursuant to Section 4 of the Registration Rights Agreement, which covers all of the Registrable Securities (as defined in the Registration Rights Agreement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Significant Restricted Subsidiary" means, at any particular time, any Restricted Subsidiary that, together with the Restricted Subsidiaries of such Restricted Subsidiary (i) accounted for more than 5% of the Consolidated revenues of the Company and its Restricted Subsidiaries for their most recently completed fiscal year or (ii) is or are the owner(s) of more than 5% of the Consolidated assets of the Company and its Restricted Subsidiaries as at the end of such fiscal year, all as calculated in accordance with GAAP and as shown on the Consolidated financial statements of the Company and its Restricted Subsidiaries for such fiscal year.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 309.

                  "Stated Maturity" means, when used with respect to any Indebtedness or any installment of interest on such Indebtedness, the dates specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest, as the case may be, is due and payable.

                  "Subordinated Indebtedness" means Indebtedness of the Company or a Guarantor subordinated in right of payment to the Securities or the Guarantee of such Guarantor, as the case may be.

                  "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding voting power of the Voting Stock of which is owned or controlled, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person, or (ii) any limited partnership of which such Person or any Subsidiary of such Person is a general partner, or (iii) any other Person in which such Person, or one or more other Subsidiaries of such Person, or such Person and one or more other Subsidiaries, directly or indirectly, has more than 50% of the outstanding partnership or similar interests or has the power, by contract or otherwise, to direct or cause the direction of the policies, management and affairs of such Person.

                  "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 308 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor trustee.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or any successor statute.

                  "Unrestricted Subsidiary" means any Subsidiary of the Company (other than a Guarantor) designated as such pursuant to and in compliance with
Section 1018 herein.

                  "Unrestricted Subsidiary Indebtedness" of any Unrestricted Subsidiary means Indebtedness of such Unrestricted Subsidiary (i) as to which neither the Company nor any Restricted Subsidiary is directly or indirectly liable (by virtue of the Company or any such Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness), except Guaranteed Debt of the Company or any Restricted Subsidiary to any Affiliate, in which case (unless the incurrence of such Guaranteed Debt resulted in a Restricted Payment at the time of incurrence) the Company shall be deemed to have made a Restricted Payment equal to the principal amount of any such Indebtedness to the extent guaranteed at the time such Affiliate is designated an Unrestricted Subsidiary and (ii) which, upon the occurrence of a default with respect to such Indebtedness, does not result in, or permit any holder of any Indebtedness of the

Company or any Subsidiary to declare, a default on such Indebtedness of the Company or any Subsidiary or cause the payment of such Indebtedness to be accelerated or payable prior to its Stated Maturity; provided that notwithstanding the foregoing any Unrestricted Subsidiary may guarantee the Securities.

                  "Voting Stock" means Capital Stock of the class or classes pursuant to which the holders of such Capital Stock have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                  "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary all the Capital Stock of which (other than directors' qualifying shares and shares of Capital Stock of a Restricted Subsidiary which a Manufacturer requires to be held by another Person and which Capital Stock, together with any related contractual arrangements, has no significant economic value with respect to distributions of profits and losses in ordinary circumstances) is owned by the Company or another Wholly Owned Restricted Subsidiary (other than directors' qualifying shares).

         Section 102. Other Definitions.

                 Term                                                                          Defined in
                 ----                                                                          ----------
                                                                                                Section
                                                                                                -------
                 "Act"                                                                              105
                 "Agent Members"                                                                    306
                 "Change of Control Offer"                                                         1014
                 "Change of Control Purchase Date"                                                 1014
                 "Change of Control Purchase Notice"                                               1014
                 "Change of Control Purchase Price"                                                1014
                 "covenant defeasance"                                                              403
                 "Defaulted Interest"                                                               309
                 "defeasance"                                                                       402
                 "Defeasance Redemption Date"                                                       404
                 "Defeased Securities"                                                              401
                 "Excess Proceeds"                                                                 1012
                 "incur"                                                                           1008
                 "Joint Venture Partners"                                                          1009
                 "Offer"                                                                           1012
                 "Offer Date"                                                                      1012
                 "Offered Price"                                                                   1012
                 "Pari Passu Debt Amount"                                                          1012
                 "Pari Passu Offer"                                                                1012
                 "Permitted Indebtedness"                                                          1008



                 "Permitted Payment"                                                               1009
                 "Private Placement Legend"                                                         202
                 "Purchase Money Security Agreement"                                                101
                 "refinancing"                                                                     1008
                 "Required Filing Date"                                                            1019
                 "Restricted Payments"                                                             1009
                 "Restricted Period"                                                                201
                 "Revocation"                                                                      1018
                 "Securities"                                                                  Recitals
                 "Security Amount"                                                                 1012
                 "Security Register"                                                                305
                 "Security Registrar"                                                               305
                 "Series A Securities"                                                         Recitals
                 "Series B Securities"                                                         Recitals
                 "Special Payment Date"                                                             309
                 "Surviving Entity"                                                                 801
                 "Surviving Guarantor Entity"                                                       801
                 "U.S. Government Obligations"                                                      404

         Section 103. Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture and as may be requested by the Trustee, the Company and any Guarantor (if applicable) and any other obligor on the Securities (if applicable) shall furnish to the Trustee an Officers' Certificate in a form and substance reasonably acceptable to the Trustee stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, and an Opinion of Counsel in a form and substance reasonably acceptable to the Trustee stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such certificates or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or individual or firm signing such opinion has read and understands such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual or such firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

         Section 104. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate of an officer of the Company, any Guarantor or other obligor on the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, any Guarantor or other obligor on the Securities stating that the information with respect to such factual matters is in the possession of the Company, any Guarantor or other obligor on the Securities, unless such officer or counsel knows, or in the exercise of reasonable care should know that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

                  Any certificate or opinion of an officer of the Company, any Guarantor or other obligor on the Securities may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent with respect to the Company.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 105. Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 105.

                  (b) The ownership of Securities shall be proved by the Security Register.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company, any Guarantor or any other obligor of the Securities in reliance thereon, whether or not notation of such action is made upon such Security.

                  (d) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such first solicitation is completed.

                  If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after such record date.

                  (f) For purposes of this Indenture, any action by the Holders which may be taken in writing may be taken by electronic means or as otherwise reasonably acceptable to the Trustee.

         Section 106. Notices, etc., to the Trustee, the Company and any Guarantor.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Company or any Guarantor or any other obligor on the Securities shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to or with the Trustee at its Corporate Trust Office, or at any other address previously furnished in writing to the Holders or the Company, any Guarantor or any other obligor on the Securities by the Trustee; or

                  (b) the Company or any Guarantor by the Trustee or any Holder shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to the Company or such Guarantor addressed to it c/o United Auto Group, Inc., 13400 Outer Drive West, Detroit, Michigan, 48239,
Attention: General Counsel or at any other address previously furnished in writing to the Trustee by the Company or such Guarantor.

         Section 107. Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Section 108. Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         Section 109. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 110. Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

         Section 111. Separability Clause.

                  In case any provision in this Indenture or in the Securities or Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 112. Benefits of Indenture.

                  Nothing in this Indenture or in the Securities or Guarantees, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 113. Governing Law.

                  THIS INDENTURE, THE SECURITIES AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         Section 114. Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, Maturity or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Redemption Date, or at the Maturity or Stated Maturity and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be, to the next succeeding Business Day.

         Section 115. Independence of Covenants.

                  All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

         Section 116. Schedules and Exhibits.

                  All schedules and exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

         Section 117. Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be deemed an original; but all such counterparts shall together constitute but one and the same instrument.

         Section 118. No Personal Liability of Directors, Officers, Employees and Stockholders.

                  No director, officer, employee or stockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture, the Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of the Securities by accepting a Security waives and releases all such liability.


                                   ARTICLE TWO

                                 SECURITY FORMS

         Section 201. Forms Generally.

                  The Securities, the Guarantees and the Trustee's certificate of authentication thereon shall be in substantially the forms set forth in this Article Two, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, any organizational document or governing instrument or applicable law or as may, consistently herewith, be determined by the officers executing such Securities and Guarantees, as evidenced by their execution of the Securities and Guarantees. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                  The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  Initial Series A Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more Rule 144A Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary, or its nominee, in each case for credit to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  Initial Series A Securities offered and sold in reliance on Regulation S shall be issued in the form of one or more Regulation S Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary, or its nominee in each case for credit by the Depositary to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided; provided, however, that upon such deposit through and including the 40th day after the later of the commencement of the Offering and the original issue date of the Securities (such period through and including such 40th day, the "Restricted Period"), all such Securities shall be credited to or through accounts maintained at the Depositary by or on behalf of Euroclear or Clearstream unless exchanged for interests in the Rule 144A Global Securities in accordance with the transfer and certification requirements described below. The aggregate principal amount of the Regulation S Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  Series B Securities exchanged for Series A Securities shall be issued initially in the form of one or more Series B Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary or its nominee, in each case for credit to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Series B Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         Section 202. Form of Face of Security.

                  (a) The form of the face of any Series A Securities authenticated and delivered hereunder shall be substantially as follows:

                  Unless and until (i) a Series A Security is sold under an effective Registration Statement or (ii) a Series A Security is exchanged for a Series B Security in connection with an effective Registration Statement, in each case pursuant to the

Registration Rights Agreement, then such Security shall bear the legend set forth below (the "Private Placement Legend") on the face thereof:

                  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

                  BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION

                  FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D) OR
                  (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  [Legend if Security is a Global Security]

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS

                  IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  [Legend for all Series A Securities, Whether or not a Global Security]

                  THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN ARTICLE FOURTEEN OF THE INDENTURE TO THE OBLIGATIONS (INCLUDING INTEREST) OWED BY THE COMPANY AND CERTAIN OF ITS SUBSIDIARIES TO ALL SENIOR INDEBTEDNESS; AND EACH HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF SUBORDINATION AS SET FORTH IN SAID ARTICLE FOURTEEN OF THE INDENTURE.

                             UNITED AUTO GROUP, INC.
                               ------------------

                9 5/8% SENIOR SUBORDINATED NOTE DUE 2012, SERIES A

                                                          CUSIP NO. 909440 AE 9

No. 1                                                     $_____________



                  United Auto Group, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________ or registered assigns, the principal sum of $_____________ United States dollars, or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, initially shall not exceed $300,000,000 less the principal amount of Securities redeemed by the Company in accordance with the Indenture) as may be set forth on the Security Register on Appendix A hereto in accordance with the Indenture, on March 18, 2012, at the office or agency of the Company referred to below, and to pay interest thereon from March 18, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on March 15 and September 15 in each year, commencing September 15, 2002, at the rate of 9 5/8% per annum, subject to adjustments as described in the second following paragraph, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company is allowed by the Indenture to issue additional Securities which, when taken together with all Series A Securities and all Series B Securities, may not exceed $500,000,000 in aggregate principal amount.

                  The Holder of this Series A Security is entitled to the benefits of the Registration Rights Agreement among the Company, the Guarantors and the Initial Purchasers, dated March 18, 2002, pursuant to which, subject to the terms and conditions thereof, the Company and the Guarantors are obligated to consummate the Exchange Offer pursuant to which the Holder of this Security (and related Guarantees) shall have the right to exchange this Security (and related Guarantees) for 9 5/8% Senior Subordinated Notes due 2012, Series B and related Guarantees (herein called the "Series B Securities") in like principal amount as provided therein. The Series A Securities and the Series B Securities are together (including related Guarantees) referred to as the "Securities." The Series A Securities rank pari passu in right of payment with the Series B Securities.

                  If (1) the Company and the Guarantors fail to file any of the registration statements required by the Registration Rights Agreement on or before the date specified for such filing, or (2) any of such registration statements is not declared effective by the Commission on or prior to the date specified for such effectiveness (the "Effectiveness Target Date"), or (3) the Company and the Guarantors fail to consummate the Exchange Offer within 30 Business Days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, or (4) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales or exchanges of Securities during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (1) through (4) above, a "Registration Default"), then the Company and the Guarantors will pay Liquidated Damages to each Holder of Securities, with respect to the first 90-day period immediately following the occurrence of the first Registration Default in an amount equal to $0.05 per week per $1,000 principal amount of Securities held by such Holder. The amount of Liquidated Damages will increase by an additional $0.05 per week per $1,000 principal amount of Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages for all Registration Defaults of $0.50 per week per $1,000 principal amount of Securities. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease. All references herein to "interest" shall be deemed to include the payment of any Liquidated Damages owed pursuant to the Registration Rights Agreement.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series A Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by the Indenture not inconsistent with the requirements of such exchange, all as more fully provided in the Indenture.

                  Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company maintained for that purpose (which initially will be a corporate trust office of the Trustee located at Bank One Plaza, Suite 0823, Chicago, Illinois 60670), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Security is entitled to the benefits of the Guarantees by the Guarantors of the punctual payment when due and performance of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is made to Article Thirteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of the Guarantors.


                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

                                       United Auto Group, Inc.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

Attest:


--------------------------------------
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the 9 5/8% Senior Subordinated Notes due 2012, Series A referred to in the within-mentioned Indenture.

                                           Bank One Trust Company, N.A.,
                                                as Trustee



                                           By: _________________________________
                                                      Authorized Signer

Dated:

                       OPTION OF HOLDER TO ELECT PURCHASE



                  If you wish to have this Security purchased by the Company pursuant to Section 1012 or Section 1014, as applicable, of the Indenture, check the Box: [ ].

                  If you wish to have a portion of this Security purchased by the Company pursuant to Section 1012 or Section 1014, as applicable, of the Indenture, state the amount (in original principal amount):




                                 $ ____________



Date:__________________________________  Your Signature:________________________

(Sign exactly as your name appears on the other side of this Security)


Signature Guarantee: ___________________________________________________________


[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                  (b) The form of the face of any Series B Securities authenticated and delivered hereunder shall be substantially as follows:

                  [Legend if Security is a Global Security]

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  [Legend for all Securities, Whether or not a Global Security]

                  THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN ARTICLE FOURTEEN OF THE INDENTURE TO THE OBLIGATIONS (INCLUDING INTEREST) OWED BY THE COMPANY AND CERTAIN OF ITS SUBSIDIARIES TO ALL SENIOR INDEBTEDNESS; AND EACH HOLDER HEREOF BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF

                  THE SUBORDINATION AS SET FORTH IN SAID ARTICLE FOURTEEN OF THE INDENTURE."

                             United Auto Group, Inc.
                               ------------------

                9 5/8% SENIOR SUBORDINATED NOTE DUE 2012, SERIES B

                                                                  CUSIP NO.

No. __________                                                    $_____________



                  United Auto Group, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of $_____________ United States dollars or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, initially shall not exceed $300,000,000 less the principal amount of Securities redeemed by the Company in accordance with the Indenture) as may be set forth on the Security Register on Appendix A hereto in accordance with the Indenture on March 18, 2012, at the office or agency of the Company referred to below, and to pay interest thereon from March 18, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on March 15 and September 15 in each year, commencing September 15, 2002, at the rate of 9 5/8% per annum, in United States dollars, until the principal hereof is paid or duly provided for; provided that to the extent interest has not been paid or duly provided for with respect to the Series A Security exchanged for this Series B Security, interest on this Series B Security shall accrue from the most recent Interest Payment Date to which interest on the Series A Security which was exchanged for this Series B Security has been paid or duly provided for, or if no interest has been paid on the Series A Security, it shall accrue interest from March 18, 2002 with respect to Series A Securities exchanged for Series B Securities. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company is allowed by the Indenture to issue additional Securities which, when taken together with all Series A Securities and all Series B Securities, may not exceed $500,000,000 in aggregate principal amount.

                  This Series B Security was issued pursuant to the Exchange Offer pursuant to which the 9 5/8% Senior Subordinated Notes due 2012, Series A and related Guarantees (herein called the "Series A Securities") were exchanged for the Series B Securities and related Guarantees. The Series A Securities and the Series B Securities are together (included related Guarantees) referred to as the "Securities." The Series B Securities rank pari passu in right of payment with the Series A Securities.

                  In addition, for any period in which a Series A Security exchanged for this Series B Security was outstanding, if (1) the Company and the Guarantors fail to file any of the registration statements required by the Registration Rights Agreement on or before the date specified for such filing, or (2) any of such registration statements is not declared effective by the Commission on or prior to the date specified for such effectiveness (the "Effectiveness Target Date"), or (3) the Company and the Guarantors fail to consummate the Exchange Offer within 30 Business Days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, or (4) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales or exchanges of Securities during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (1) through (4) above, a "Registration Default"), then the Company and the Guarantors will pay Liquidated Damages to each Holder of Securities, with respect to the first 90-day period immediately following the occurrence of the first Registration Default in an amount equal to $0.05 per week per $1,000 principal amount of Securities held by such Holder. The amount of Liquidated Damages will increase by an additional $0.05 per week per $1,000 principal amount of Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages for all Registration Defaults of $0.50 per week per $1,000 principal amount of Securities. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease. All references herein to "interest" shall be deemed to include the payment of any Liquidated Damages owed pursuant to the Registration Rights Agreement.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series B Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by the Indenture not inconsistent with the requirements of such exchange, all as more fully provided in the Indenture.

                  Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company maintained for such purpose (which initially will be a corporate trust office of the Trustee located at Bank One Plaza, Suite 0823, Chicago, Illinois 60670), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Security is entitled to the benefits of the Guarantees by the Guarantors of the punctual payment when due and performance of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is made to Article Thirteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of the Guarantors.


                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

                                        United Auto Group, Inc.


                                        By:
                                            ____________________________________
                                            Name:
                                            Title:

Attest:


____________________________________
        Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the 9 5/8% Senior Subordinated Notes due 2012, Series B referred to in the within-mentioned Indenture.

                                        Bank One Trust Company, N.A.,
                                             as Trustee



                                        By:    _________________________________
                                               Authorized Signer

Dated:



                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Security purchased by the Company pursuant to Section 1012 or Section 1014 as applicable, of the Indenture, check the Box: [ ].

                  If you wish to have a portion of this Security purchased by the Company pursuant to Section 1012 or Section 1014 as applicable, of the Indenture, state the amount (in original principal amount):




                                $_______________



Date:_____________________________ Your Signature:______________________________

(Sign exactly as your name appears on the other side of this Security)




Signature Guarantee: ___________________________________________________________


[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

         Section 203. Form of Reverse of Securities.

                  (a) The form of the reverse of the Series A Securities shall be substantially as follows:

                             United Auto Group, Inc.
                9 5/8% Senior Subordinated Note due 2012, Series A

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 9 5/8% Senior Subordinated Notes due 2012, Series A (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $300,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of March 18, 2002, among the Company, the Guarantors and Bank One Trust Company, N.A., as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Company is allowed by the Indenture to create and issue additional Securities ranking equally with this Security in all respects, subject to limitations in Section 1008 of the Indenture. The total amount of Securities, including this Security and any additional Securities which the Company may issue, may not exceed $500,000,000. Any additional Securities may be consolidated and form a single series with this Security, vote together with this Security and have the same terms as to status, redemption or otherwise as this Security. References herein to Securities include these additional Securities, unless the context requires otherwise.

                  The Securities are subject to redemption at any time on or after March 15, 2007, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning March 15 of the years indicated below:

                                                                           Redemption
                          Year                                                Price
                          ----                                             -----------
                          2007......................................        104.813%
                          2008......................................        103.208%
                          2009......................................        101.604%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant Regular Record Dates to receive interest due on an Interest Payment Date).

                  In addition, at any time prior to March 15, 2005, the Company, at its option, may use the Net Cash Proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of the Securities issued under the Indenture at a redemption price equal to 109.625% of the aggregate principal amount of the Securities redeemed, plus accrued and unpaid interest, if any, to the redemption date (subject to the rights of holders of record on relevant Regular Record Dates to receive interest due on an Interest Payment Date). At least 65% of the aggregate principal amount of Securities issued under the Indenture must remain outstanding immediately after the occurrence of such redemption. In order to effect this redemption, the Company must mail a notice of redemption no later than 30 days after the closing of the related Public Equity Offering and must complete such redemption within 60 days of the closing of the Public Equity Offering.

                  If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or if the Securities are not so listed, pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

                  Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

                  Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale exceeds a specified amount, and such proceeds are not used to repay permanently any Senior Indebtedness or Senior Guarantor Indebtedness or invested in Replacement Assets, the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities.

                  In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                  In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

                  The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders, certain amendments which require the consent of Holders of at least 75% of the Outstanding Securities and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (Holders of at least 75% in aggregate principal amount of the Securities or 100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  The Securities are, to the extent and manner provided in Article Fourteen of the Indenture, subordinated and subject in right of payment to the prior payment in full (in cash or as otherwise agreed to by the holders of Senior Indebtedness) of all Senior Indebtedness. Each Holder by its acceptance hereof agrees to be bound by the provisions of such Article Fourteen and authorizes and expressly directs the Trustee on its behalf to take such action as may be necessary or appropriate to effect the subordination provided for in the Indenture and appoints the Trustee its attorney-in-fact for such purposes.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the rights of the holders of Senior Indebtedness and Senior Guarantor Indebtedness as set forth in the Indenture.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company provided therefor, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  Certificated Securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Rule 144A Global Securities or the Regulation S Global Securities, if any, if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security, or the Depositary ceases to be a clearing agency registered under the Exchange Act, and in either case a successor Depositary is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing a Default or an Event of Default or (z) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form. Upon any such issuance, the Trustee is required to register such certificated Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

                  Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

                  At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Series A Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Security who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                            [FORM OF TRANSFER NOTICE]

         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto


Insert Taxpayer Identification No.

-----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)


--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

         In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or March , 2004, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[  ] (a)          this Security is being transferred in compliance with
                  the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or
                                       --

[  ] (b)          this Security is being transferred other than in
                  accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.

Date: _______________________

                                    ____________________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee: _____________________________

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:  ____________________________    ________________________________________
                                        NOTICE: To be executed by an authorized signatory


         (b)______The form of the reverse of the Series B Securities shall be substantially as follows:

                             United Auto Group, Inc.
                9 5/8% Senior Subordinated Note due 2012, Series B

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 9 5/8% Senior Subordinated Notes due 2012, Series B (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $300,000,000 (less the principal amount of Series A Securities outstanding), issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of March 18, 2002 among the Company, the Guarantors and Bank One Trust Company, N.A., as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Company is allowed by the Indenture to create and issue additional Securities ranking equally with this Security in all respects, subject to limitations in Section 1008 of the Indenture. The total amount of Securities, including this Security and any additional Securities which the Company may issue, may not exceed $500,000,000. Any additional Securities may be consolidated and form a single series with this Security, vote together with this Security and have the same terms as to status, redemption or otherwise as this Security. References herein to Securities include these additional Securities, unless the context requires otherwise.

                  The Series B Securities are subject to redemption at any time on or after March 15, 2007, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning March 15 of the years indicated below:

                                                                     Redemption
                    Year                                                Price
                    ----                                             ----------
                    2007......................................        104.813%
                    2008......................................        103.208%
                    2009......................................        101.604%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant Regular Record Dates to receive interest due on an Interest Payment Date).

                  In addition, at any time prior to March 15, 2005, the Company, at its option, may use the Net Cash Proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of the Securities issued under the Indenture at a redemption price equal to 109.625% of the aggregate principal amount of the Securities redeemed, plus accrued and unpaid interest, if any, to the redemption date (subject to the rights of holders of record on relevant Regular Record Dates to receive interest due on an Interest Payment Date). At least 65% of the aggregate principal amount of Securities issued under the Indenture must remain outstanding immediately after the occurrence of such redemption. In order to effect this redemption, the Company must mail a notice of redemption no later than 30 days after the closing of the related Public Equity Offering and must complete such redemption within 60 days of the closing of the Public Equity Offering.

                  If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or if the Securities are not so listed, pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

                  Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to Change of Control Offer and in accordance with the procedures set forth in the Indenture.

                  Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale exceeds a specified amount, and such proceeds are not used to repay permanently any Senior Indebtedness or Senior Guarantor Indebtedness or invested in Replacement Assets, the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities.

                  In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                  In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

                  The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders, certain amendments which require the consent of Holders of at least 75% of the Outstanding Securities and certain amendments which require the consent of all of the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (Holders of at least 75% in aggregate principal amount of the Securities or 100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  The Securities are, to the extent and manner provided in Article Fourteen of the Indenture, subordinated and subject in right of payment to the prior payment in full (in cash or as otherwise agreed to by the holders of Senior Indebtedness) of all Senior Indebtedness. Each Holder by its acceptance hereof agrees to be bound by the provisions of such Article Fourteen and authorizes and expressly directs the Trustee on its behalf to take such action as may be necessary or appropriate to effect the subordination provided for in the Indenture and appoints the Trustee its attorney-in-fact for such purposes.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the rights of the holders of Senior Indebtedness and Senior Guarantor Indebtedness as set forth in the Indenture.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company provided therefor, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  Certificated Securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Rule 144A Global Securities or the

Regulation S Global Securities if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security, or the Depositary ceases to be a clearing agency registered under the Exchange Act, and in either case a successor Depositary is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing a Default or an Event of Default, or (z) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form. Upon any such issuance, the Trustee is required to register such certificated Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

                  Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.


                         FORM OF TRANSFEREE CERTIFICATE

I or we assign and transfer this Security to:

--------------------------------------------------------------------------------
Print or type name, address and zip code of assignee


--------------------------------------------------------------------------------


Please insert social security or other identifying number of assignee

I irrevocably appoint _____________________________, to transfer this Security on the books of the Company. The Agent may substitute another to act for him.

Dated  _________________________        Signed__________________________________
(Sign exactly as name appears on the other side of this Security)


[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]

         Section 204. Form of Guarantee.

                  The form of Guarantee shall be set forth on the Securities substantially as follows:

                                    GUARANTEE

         For value received, each of the undersigned hereby absolutely, fully and unconditionally and irrevocably guarantees, jointly and severally with each other Guarantor, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security upon which these Guarantees are endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Security. These Guarantees shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof. The Indebtedness evidenced by these Guarantees is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness, whether outstanding on the date of the Indenture or thereafter, and the Guarantees are issued subject to such provisions.

Dated:

                                    UAG NORTHEAST BODY SHOP, INC.
                                    LANDERS UNITED AUTO GROUP NO. 2, INC.
                                    UAG SOUTHEAST, INC.
                                    UAG DULUTH, INC.

                                    UNITED NISSAN, INC. (GA)
                                    PEACHTREE NISSAN, INC.
                                    UAG TEXAS, INC.
                                    UAG TEXAS II, INC.
                                    UAG EAST, INC.
                                    PALM AUTO PLAZA, INC.
                                    FLORIDA CHRYSLER PLYMOUTH, INC.
                                    WEST PALM NISSAN, INC.
                                    NORTHLAKE AUTO FINISH, INC.
                                    JS IMPORTS, INC.
                                    WEST PALM AUTO MALL, INC.
                                    AUTO MALL PAYROLL SERVICES, INC.
                                    UAG CAROLINA, INC.
                                    REED-LALLIER CHEVROLET, INC.
                                    MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                    GENE REED CHEVROLET, INC.
                                    UAG PARAMOUNT MOTORS, INC.
                                    UAG KISSIMMEE MOTORS, INC.
                                    UNITED AUTOCARE, INC.
                                    UNITED AUTOCARE PRODUCTS, INC.
                                    UNITED AUTO FOURTH FUNDING, INC.
                                    UNITED AUTO FIFTH FUNDING, INC.
                                    UAG FINANCE COMPANY, INC.
                                    ATLANTIC AUTO FUNDING CORPORATION
                                    ATLANTIC AUTO SECOND FUNDING CORPORATION
                                    ATLANTIC AUTO THIRD FUNDING CORPORATION
                                    UAG HOUSTON ACQUISITION, LTD.
                                    UAG INTERNATIONAL HOLDINGS, INC.
                                    UAG REALTY, LLC
                                    UNITED AUTO FINANCE, INC.
                                    UAG CONNECTICUT I, LLC
                                    UAG ATLANTA IV MOTORS, INC.
                                    UAG TULSA HOLDINGS, LLC

                                    By:  __________________________
                                         Name:  James R. Davidson
                                         Title: Treasurer

Attest:  __________________________
         Name:  Robert H. Kurnick, Jr.
         Title: Secretary


                                           UAG CHCC, INC.
                                           LRP, LTD.

                                           By:  ____________________________
                                                Name:  James R. Davidson
                                                Title: Assistant Treasurer


Attest:  ______________________________
           Name:  Robert H. Kurnick, Jr.
           Title:  Assistant Secretary

                                           UAG NORTHEAST, INC.
                                           DIFEO PARTNERSHIP, INC.
                                           UAG HUDSON, INC.
                                           SOMERSET MOTORS INC.
                                           LANDERS AUTO SALES, INC.
                                           LANDERS UNITED AUTO GROUP NO. 6, INC.
                                           LANDERS BUICK-PONTIAC, INC.
                                           LANDERS FORD NORTH, INC.
                                           UNITED NISSAN, INC. (NV)
                                           UNITED NISSAN, INC (TN)
                                           UAG WEST, INC.
                                           SA AUTOMOTIVE, LTD.
                                           SL AUTOMOTIVE, LTD.
                                           SPA AUTOMOTIVE, LTD.
                                           SUN MOTORS, LTD.
                                           SCOTTSDALE MANAGEMENT GROUP, LTD.
                                           SAU AUTOMOTIVE, LTD.
                                           SK MOTORS, LTD.
                                           KMT/UAG, INC.
                                           RELENTLESS PURSUIT ENTERPRISES, INC.
                                           TRI-CITY LEASING, INC.
                                           HT AUTOMOTIVE, LTD.
                                           WESTBURY SUPERSTORE, LTD.

                                           UNITED AUTO DODGE OF SHREVEPORT, INC.
                                           COVINGTON PIKE DODGE, INC.
                                           THE NEW GRACELAND DODGE, INC.
                                           UAG GRACELAND II, INC.
                                           UAG MEMPHIS II, INC.
                                           UAG MEMPHIS IV, INC.
                                           UAG MEMPHIS V, INC.
                                           UAG-CARIBBEAN, INC.
                                           DAN YOUNG CHEVROLET, INC.
                                           YOUNG MANAGEMENT GROUP, INC.
                                           UAG YOUNG II, INC.
                                           UAG CLASSIC, INC.
                                           CLASSIC AUTO GROUP, INC.
                                           CLASSIC MANAGEMENT COMPANY, INC.
                                           CLASSIC IMPORTS, INC.
                                           CLASSIC MOTOR SALES, LLC
                                           D. YOUNG CHEVROLET LLC
                                           DAN YOUNG MOTORS LLC
                                           UAG YOUNG AUTOMOTIVE GROUP LLC
                                           YOUNG AUTOMOTOVE HOLDINGS LLC
                                           EUROPA AUTO IMPORTS, INC.
                                           UAG LAKE NORMAN, LLC
                                           UAG INDIANAPOLIS, LLC
                                           MOTORCARS ACQUISITION, LLC
                                           MOTORCARS ACQUISITION II, LLC
                                           MOTORCARS ACQUISITION III, LLC
                                           SCOTTSDALE FERRARI, LLC
                                           UAG OLDSMOBILE OF INDIANA, LLC
                                           GOODSON NORTH, LLC
                                           GOODSON PONTIAC GMC, LLC
                                           GOODSON SPRING BRANCH, LLC
                                           PIONEER FORD WEST, LLC
                                           UAG CERRITOS, LLC
                                           UAG CONNECTICUT, LLC
                                           UAG FAIRFIELD CA, LLC
                                           UAG FAIRFIELD CM, LLC
                                           UAG FAIRFIELD CP, LLC
                                           UAG LANDERS SPRINGDALE, LLC
                                           UAG MENTOR ACQUISITION, LLC
                                           UAG MICHIGAN CADILLAC, LLC
                                           UAG MICHIGAN PONTIAC-GMC, LLC
                                           UAG MICHIGAN T1, LLC

                                           UAG MICHIGAN TMV, LLC
                                           UAG PHOENIX VC, LLC
                                           UAG SPRING, LLC
                                           UNITED RANCH AUTOMOTIVE, LLC
                                           UAG CHEVROLET, INC.
                                           UAG FAIRFIELD CV, LLC
                                           BRETT MORGAN CHEVROLET-GEO, INC.
                                           HBL, LLC
                                           MOTORCARS ACQUISITION IV, LLC
                                           UAG NANUET I, LLC
                                           UAG NANUET II, LLC
                                           NISSAN OF NORTH OLMSTED, LLC
                                           LANDERS NISSAN, LLC
                                           UAG FAYETTEVILLE I, LLC
                                           UAG FAYETTEVILLE II, LLC
                                           UAG FAYETTEVILLE III, LLC

                                           By:  __________________________
                                                Name:  James R. Davidson
                                                Title: Assistant Secretary


Attest:  __________________________
         Name:  Robert H. Kurnick, Jr.
         Title: Assistant Secretary


                                           DIFEO HYUNDAI PARTNERSHIP
                                           DIFEO NISSAN PARTNERSHIP
                                           DIFEO CHRYSLER PLYMOUTH JEEP
                                              EAGLE PARTNERSHIP
                                           DIFEO LEASING PARTNERSHIP
                                           DANBURY AUTO PARTNERSHIP
                                           DIFEO TENAFLY PARTNERSHIP
                                           OCT PARTNERSHIP
                                           HUDSON MOTORS PARTNERSHIP
                                           COUNTY AUTO GROUP PARTNERSHIP
                                           SOMERSET MOTORS PARTNERSHIP

                                           By:DIFEO PARTNERSHIP, INC.
                                           A general partner

                                           By:  __________________________

                                                Name:  James R. Davidson
                                                Title: Assistant Secretary


Attest:  __________________________
         Name:  Robert H. Kurnick, Jr.
         Title:  Assistant Secretary

                                           SHANNON AUTOMOTIVE, LTD.

                                           By:UAG TEXAS, INC., a general partner

                                           By:  __________________________
                                                Name:  James R. Davidson
                                                Title:  Treasurer


Attest:  __________________________
         Name:  Robert H. Kurnick, Jr.
         Title: Assistant Secretary


                                           CLASSIC ENTERPRISES, LLC
                                           CLASSIC NISSAN OF TURNERSVILLE, LLC

                                           By:UAG CLASSIC,  INC., Member

                                           By:  __________________________
                                                Name:  James R. Davidson
                                                Title: Assistant Treasurer


Attest:  __________________________
         Name:  Robert H. Kurnick, Jr.
         Title: Assistant Secretary

                                           LANDERS FORD, INC.
                                           NATIONAL CITY FORD, INC.
                                           CENTRAL FORD CENTER, INC.
                                           PIONEER FORD SALES, INC.

                                           By:  __________________________
                                                Name:  James R. Davidson
                                                Title: Assistant Treasurer


Attest:  __________________________
         Name:  Robert H. Kurnick, Jr.
         Title: Assistant Secretary

                                           CLASSIC TURNERSVILLE
                                           GMG MOTORS, INC.
                                           KMPB, LLC
                                           SCOTTSDALE JAGUAR, LTD.
                                           UNITED AUTO LICENSING, LLC
                                           CJNS, LLC
                                           H.B.L. HOLDINGS, INC.
                                           LANTZCH-ANDREAS ENTERPRISES, INC.
                                           LMNS, LLC
                                           UAG VK, LLC

                                           By:  __________________________
                                                  Name:  James R. Davidson
                                                  Title:  Assistant Secretary


Attest:  __________________________
           Name:  Robert H. Kurnick, Jr.
           Title:  Assistant Secretary


                                           UAG TURNERSVILLE REALTY, LLC

                                           By:  __________________________
                                                  Name:  James R. Davidson
                                                  Title:  Treasurer


Attest:  __________________________
           Name:  Robert H. Kurnick, Jr.
           Title:  Secretary

                                  ARTICLE THREE

                                 THE SECURITIES

         Section 301. Title and Terms.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture and outstanding at any time is initially limited to $300,000,000 in principal amount of Securities (subject to the right of the Company to issue additional Securities as described in the immediately succeeding paragraph), except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 306, 307, 308, 906, 1012,
1015, 1108 or otherwise.

                  The Company may from time to time, without notice to or the consent of the Holders, create and issue further Securities ranking equally with the Securities in all respects, subject to the limitations described in Section 1008. The total amount of Securities initially issued, together with any additional Securities which may be issued hereunder, shall not exceed $500,000,000. Any further Securities may be consolidated and form a single series with the Securities, vote together with the Securities and have the same terms as to status, redemption or otherwise as the Securities.

                  The Securities shall be known and designated as the "9 5/8% Senior Subordinated Notes due 2012" of the Company. A separate reference may be made to each series. The Stated Maturity of the Securities shall be March 15, 2012, and the Securities shall each bear interest at the rate of 9 5/8% per annum, as such interest rate may be adjusted as set forth in the Securities, from March 18, 2002, or from the most recent Interest Payment Date to which interest has been paid, payable semiannually on March 15 and September 15 in each year, commencing as of September 15, 2002, until the principal thereof is paid or duly provided for. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

                  The principal of, premium, if any, and interest on, the Securities shall be payable and the Securities shall be exchangeable and transferable at an office or agency of the Company maintained for such purposes (which initially will be a corporate trust office of the Trustee located at Bank One Plaza, Suite 0823, Chicago, Illinois 60670); provided, however, that payment of interest may be made at the option of the Company by check mailed to addresses of the Persons entitled thereto as shown on the Security Register.

                  For all purposes hereunder, the Series A Securities and the Series B Securities will be treated as one class and are together referred to as the "Securities." The Series A Securities rank pari passu in right of payment with the Series B Securities.

                  The Securities shall be subject to repurchase by the Company pursuant to an Offer as provided in Section 1012.

                  Holders shall have the right to require the Company to purchase their Securities, in whole or in part, in the event of a Change of Control pursuant to Section 1014.

                  The Securities shall be redeemable as provided in Article Eleven and in the Securities.

                  The Indebtedness evidenced by these Securities shall be subordinated in right of payment to Senior Indebtedness in accordance with the terms of Article Fourteen hereof. The Securities shall be senior subordinated Indebtedness of the Company ranking equal to all other existing and future senior subordinated Indebtedness of the Company and senior to all Subordinated Indebtedness of the Company.

                  At the election of the Company, the entire Indebtedness on the Securities or certain of the Company's obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article Four.

         Section 302. Denominations.

                  The Securities shall be issuable only in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

         Section 303. Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by one of its Chairman of the Board, its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer, its Executive Vice President-Finance or one of its Vice Presidents, which signature shall be attested by its Secretary or one of its Assistant Secretaries. The signatures of any of these officers on the Securities may be manual or facsimile. The execution of the Securities by the two officers need not be on the same page and may be on counterpart pages.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee (with or without Guarantees endorsed thereon) for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as provided in this Indenture and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  In case the Company or any Guarantor, pursuant to Article Eight, shall, in a single transaction or through a series of related transactions, be consolidated or merged with or into any other Person or shall sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation or surviving such merger, or into which the Company or such Guarantor shall have been merged, or the successor Person which shall have participated in the sale, assignment, conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon the request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

                  If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates such Security such Security shall be valid nevertheless.

         Section 304. Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee (in accordance with a Company Order for the authentication of such Securities) shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         Section 305. Registration, Registration of Transfer and Exchange.

                  The Company shall cause the Trustee to keep, so long as it is the Security Registrar, at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register (the register maintained in such office or in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee shall initially be the "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Company may change the Security Registrar or appoint one or more co-Security Registrars without notice.

                  Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall (in accordance with a Company Order for the authentication of such

Securities) authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denomination or denominations, of a like aggregate principal amount.

                  Furthermore, any Holder of the Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in a Security shall be required to be reflected in a book entry.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall (in accordance with a Company Order for the authentication of such Securities) authenticate and make available for delivery, Securities of the same series which the Holder making the exchange is entitled to receive; provided that no exchange of Series A Securities for Series B Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and any Series A Securities exchanged for the Series B Securities shall be canceled.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer, or for exchange, repurchase or redemption, shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to a Holder for any registration of transfer, exchange or redemption of Securities, except for any tax or other governmental charge that may be imposed in connection therewith, other than exchanges pursuant to Sections 303, 304, 305, 308, 906, 1012, 1014 or 1108 not involving any transfer.

                  The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

                  Except as otherwise provided herein, every Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Security pursuant to Section 202, and the restrictions set forth in this Section 305, and the Holder of each Security, by such Holder's acceptance thereof (or interest therein), agrees to be bound by such restrictions on transfer.

                  Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security, whether pursuant to this Section 305,
Section 304, 308, 906 or 1108 or otherwise, shall also be a Global Security and bear the legend specified in Section 202.

         Section 306. Book Entry Provisions for Global Securities.

                  (a) Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be deposited with, or on behalf of, the Depositary or with the Trustee as custodian for such Depositary and (iii) bear legends as set forth in
Section 202.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Guarantors, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Guarantors, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

                  (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary, (ii) the Company, at its option, executes and delivers to the Trustee a Company Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Security.

                  (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to this
Section 306(c) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                  (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

                  (f) In connection with any transfer of a portion of the beneficial interest in a Global Security to beneficial owners who are required to or request to hold certificated securities, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more certificated Securities of like tenor and amount, in all cases in accordance with the Applicable Procedures.

                  (g) In connection with any transfer of a certificated Security to a beneficial owner who wishes to hold the Security as a beneficial interest in a Global Security, the Security Registrar shall cancel the certificated Security and cause, in accordance with the standing instructions and procedures existing between the Depository and the Security Registrar, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the certificated Security to be exchanged and shall credit to the account of the Person specified in the instructions a beneficial interest in the Global Security equal to the principal amount of the certificated Security so canceled, all in accordance with the Applicable Procedures.

         Section 307. Special Transfer and Exchange Provisions.

                  (a) Certain Transfers and Exchanges. Transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 307 shall be made only in accordance with this Section 307.

                           (i) Rule 144A Global Security to Regulation S Global
                  Security. If the owner of a beneficial interest in the Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this paragraph and paragraph (iv) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Rule 144A Global Security in an equal principal amount be debited from another specified Agent Member's account and (b) a Regulation S Certificate in the form of Exhibit A hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Rule 144A Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to paragraph (iv) below, shall reduce the principal amount of the Rule 144A Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in
                  Section 306(c).

                           (ii) Regulation S Global Security to Rule 144A Global
                  Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Rule 144A Global Security, such transfer may be effected only in accordance with this paragraph (ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Rule 144A Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (b) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate in the form of Exhibit B hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Rule 144A Global Security by such specified principal amount as provided in Section 306(c).

                           (iii) Exchanges between Global Security and
                  Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 307(b), provided that, if such interest is a beneficial interest in the Rule 144A Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall bear the Private Placement Legend (subject in each case to Section 307(b)).

                           (iv) Regulation S Global Security to be Held Through
                  Euroclear or Clearstream during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Clearstream (or by Agent Members acting for the account thereof), and no Person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this paragraph (iv) shall not prohibit any transfer or exchange of such an interest in accordance with paragraph (ii) above.

                  (b) Private Placement Legends. Rule 144A Securities and their Successor Securities and Regulation S Securities and their Successor Securities shall bear a Private Placement Legend, subject to the following:

                           (i) subject to the following clauses of this Section
                  307(b), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Private Placement Legend borne by such Global Security while represented thereby;

                           (ii) subject to the following clauses of this Section
                  307(b), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Private Placement Legend borne by such other Security;

                           (iii) Exchange Securities, and all other Securities
                  sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities, shall not bear a Private Placement Legend;

                           (iv) at any time after the Securities may be freely
                  transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Private Placement Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate substantially in the form of Exhibit C hereto, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                           (v) a new Security which does not bear a Private
                  Placement Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

                           (vi) notwithstanding the foregoing provisions of this
                  Section 307(b), a Successor Security of a Security that does not bear a particular form of Private Placement Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Private Placement Legend in exchange for such Successor Security as provided in this Article Three.

                  By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

                  The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 306 or this Section 307. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

                  After the termination of the 40-day Restricted Period with respect to the Regulation S Global Securities, interests in the Regulation S Global Securities may be transferred without requiring any additional certification, unless otherwise required by the Applicable Procedures. In the event that Regulation S is amended during the term of this Indenture to alter the applicable holding period, all reference in this Indenture to a holding period for Non-U.S. Persons will be deemed to include such amendment.

         Section 308. Mutilated, Destroyed, Lost and Stolen Securities.

                  If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, any Guarantor and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of notice to the Company, any Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon a Company Request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding and each Guarantor shall execute a replacement Guarantee.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

                  Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every replacement Security and Guarantee issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and any Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 309. Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on the Stated Maturity of such interest shall be paid to the Person in whose name the Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on the Stated Maturity of such interest, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or any relevant Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the "Special Payment Date"), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the Special Payment Date, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the Special Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Payment Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following paragraph
                  (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by this Indenture not inconsistent with the requirements of such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section 309, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  All references to "interest" in this Indenture include, without limitation, all rights to the payment of Liquidated Damages in accordance with the terms of the Registration Rights Agreement.

         Section 310. CUSIP Numbers.

                    The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Company, or the Trustee on behalf of the Company, shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities; and provided, further, however, that failure to use CUSIP numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.

         Section 311. Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 309) interest on, such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, any Guarantor, the Trustee nor any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

         Section 312. Cancellation.

                  All Securities surrendered for payment, purchase, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company and any Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or such Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 312, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be returned to the Company. The Trustee shall provide the Company a list of all Securities that have been canceled from time to time as requested by the Company.

         Section 313. Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.


                                  ARTICLE FOUR

                       DEFEASANCE AND COVENANT DEFEASANCE

         Section 401. Company's Option to Effect Defeasance or Covenant Defeasance.

                  The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 402 or
Section 403 be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Four.

         Section 402. Defeasance and Discharge.

                  Upon the Company's exercise under Section 401 of the option applicable to this Section 402, the Company, each Guarantor and any other obligor upon the Securities, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth in Section 404 below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company, each Guarantor and any other obligor under this Indenture shall be deemed to have paid and discharged the entire Indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 405 and the other Sections of this Indenture referred to in clauses (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 404 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on, such Securities, when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 304, 305, 308, 1002 and 1003,
(c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 607, and (d) this Article Four. Subject to compliance with this Article Four, the Company may exercise its option under this Section 402 notwithstanding the prior exercise of its option under Section 403 with respect to the Securities.

         Section 403. Covenant Defeasance.

                  Upon the Company's exercise under Section 401 of the option applicable to this Section 403, the Company and each Guarantor shall be released from its obligations under any covenant or provision contained or referred to in Sections 1005 through 1020, inclusive, and the provisions of clause (iii) of
Section 801(a), with respect to the Defeased Securities, on and after the date the conditions set forth in Section 404 below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(c), (d) or (f) but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

         Section 404. Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 402 or Section 403 to the Defeased Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) cash in United States dollars in an amount, (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms and with no further reinvestment will provide, not later than one day before the due date of payment, money in an amount, or (c) a combination of cash and U.S. Government Obligations, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and interest on, the Defeased Securities, on the Stated Maturity of such principal or interest (or on any date after March 15, 2007 (such date being referred to as the "Defeasance Redemption Date") if at or prior to electing to exercise either its option applicable to Section 402 or its option applicable to
Section 403, the Company has delivered to the Trustee an irrevocable notice to redeem the Defeased Securities on the Defeasance Redemption Date). For this purpose, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt;

                  (2) In the case of an election under Section 402, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States stating that (A) the Company has received from, or there has been published by, the Internal

Revenue Service a ruling or (B) since the Issue Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Independent Counsel in the United States shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                  (3) In the case of an election under Section 403, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                  (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Section 501(g) or (h) is concerned, at any time during the period ending on the 91st day after the date of deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period) (other than a Default which results from the borrowing of amounts to finance the defeasance and which borrowing does not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company or any Restricted Subsidiary is a party or to which it is bound);

                  (5) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities to have a conflicting interest in violation of and for purposes of the Trust Indenture Act with respect to any other securities of the Company or any Guarantor;

                  (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company, any Guarantor or any Restricted Subsidiary is a party or by which it is bound;

                  (7) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder;

                  (8) The Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that (assuming that no Holder of any Securities would be considered an insider of the Company under any applicable bankruptcy or insolvency law and assuming no intervening bankruptcy or insolvency of the Company between the date of deposit and the 91st day following the deposit) after the

91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                  (9) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities or any Guarantee over the other creditors of the Company or any Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Company, any Guarantor or others;

                  (10) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit or at any time ending on the 91st day after the date of such deposit; and

                  (11) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 402 or the covenant defeasance under Section 403 (as the case may be) have been complied with.

                  Opinions of Counsel or Opinions of Independent Counsel required to be delivered under this Section shall be in form and substance reasonably satisfactory to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Company or government or other officials customary for opinions of the type required, which certificates shall be limited as to matters of fact, including that various financial covenants have been complied with. Opinions delivered on the date of deposit may assume that no events specified in clauses (4), (8) and (10) will occur in the 91 days following the date of deposit.

         Section 405. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 1003, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 404 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (excluding the Company or any of its Affiliates acting as Paying Agent), as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is imposed, assessed or for the account of the Holders of the Defeased Securities.

                  Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any United States dollars or U.S. Government Obligations held by it as provided in Section 404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

         Section 406. Reinstatement.

                  If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 402 or 403, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities and any Guarantor's obligations under any Guarantee shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 402 or 403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 402 or 403, as the case may be; provided, however, that if the Company makes any payment to the Trustee or Paying Agent of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the United States dollars and U.S. Government Obligations held by the Trustee or Paying Agent.


                                  ARTICLE FIVE

                                    REMEDIES

         Section 501. Events of Default.

                  "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) there shall be a default in the payment of any interest on any Security when it becomes due and payable, and such default shall continue for a period of 30 days, whether or not prohibited by the subordination provisions of this Indenture;

                  (b) there shall be a default in the payment of the principal of (or premium, if any, on) any Security at its Maturity (upon acceleration, optional or mandatory redemption, required repurchase or otherwise) whether or not prohibited by the subordination provisions of this Indenture;

                  (c) (i) there shall be a default in the performance, or breach, of any covenant or agreement of the Company or any Guarantor under this Indenture or any Guarantee (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clause (a), (b) or in clause (ii) of this clause (c)) and such default or breach shall continue for a period of 60 days after written notice (30 days in the case of a default under Section 1008, Section 1009, Section 1012 or Section 1014 herein) has been given, by certified mail, (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Securities; or (ii) there shall be a default in the performance or breach of the provisions of Article Eight;

                  (d) one or more defaults, individually or in the aggregate, shall have occurred under any of the agreements, indentures or instruments under which the Company or any Restricted Subsidiary then has outstanding Indebtedness in excess of $20,000,000 in principal amount, individually or in the aggregate, and either (i) such default results from the failure to pay such Indebtedness at its stated final maturity or (ii) such default or defaults resulted in the acceleration of the final stated maturity of such Indebtedness;

                  (e) any Guarantee shall for any reason cease to be, or shall for any reason be asserted in writing by any Guarantor or the Company not to be, in full force and effect and enforceable in accordance with its terms, except to the extent contemplated by this Indenture and any such Guarantee;

                  (f) one or more final judgments, orders or decrees (not subject to appeal) of any court or regulatory or administrative agency for the payment of money in excess of $20,000,000, either individually or in the aggregate (exclusive of any portion of any such payment covered by insurance, if and to the extent the insurer has acknowledged in writing its liability therefor), shall be rendered against the Company, any Guarantor or any Restricted Subsidiary or any of their respective properties and shall not be discharged or fully bonded and there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect;

                  (g) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Company or any Significant Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging the Company or any Significant Restricted Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Restricted Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Restricted Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of their respective affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

                  (h) (i) the Company or any Significant Restricted Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) the Company or any Significant Restricted Subsidiary consents to the entry of a decree or order for relief in respect of the Company or such Significant Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (iii) the Company or any Significant Restricted Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (iv) the Company or any Significant Restricted Subsidiary (1) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or such Significant Restricted Subsidiary or of any substantial part of their respective properties, (2) makes an assignment for the benefit of creditors or (3) admits in writing its inability to pay its debts generally as they become due or (v) the Company or any Significant Restricted Subsidiary takes any corporate action in furtherance of any such actions in this paragraph (h).

         Section 502. Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default (other than an Event of Default specified in Sections 501(g) and (h)) shall occur and be continuing with respect to this Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all Securities to be due and payable, by a notice in writing to the Company (and to the Trustee if given by the Holders of the Securities). Upon any such declaration, such principal, premium, if any, and interest (i) shall become due and payable immediately or (ii) if the Credit Agreement is in effect, shall become due and payable upon the first to occur of an acceleration under the Credit Agreement or five business days after receipt of written notice of such declaration by the

Company and the Senior Representative with respect to the Credit Agreement. If an Event of Default specified in clause (g) or (h) of Section 501 occurs and is continuing, then all the Securities shall ipso facto become and be due and payable immediately in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder. Thereupon, the Trustee may, at its discretion, proceed to protect and enforce the rights of the Holders of the Securities by appropriate judicial proceedings.

                  After a declaration of acceleration with respect to the Securities, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

         (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (i) all sums paid or advanced by the Trustee under
                  this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

                           (ii) all overdue interest on all Outstanding
                  Securities,

                           (iii) the principal of and premium, if any, on any
                  Outstanding Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                           (iv) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate borne by the Securities;

                  (b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and

                  (c) all Events of Default, other than the non-payment of principal of, premium, if any, and interest on the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513. No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company and each Guarantor covenant that if

                  (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of or premium, if any, on any Security at the Stated Maturity thereof or otherwise,

the Company and such Guarantor will, subject to Articles Thirteen and Fourteen, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company or any Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Guarantor or any other obligor upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture or any Guarantee by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, including seeking recourse against any Guarantor pursuant to the terms of any Guarantee, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy, including, without limitation, seeking recourse against any Guarantor pursuant to the terms of a Guarantee, or to enforce any other proper remedy, subject however to
Section 512. No recovery of any such judgment upon any property of the Company or any Guarantor shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

         Section 504. Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, including any Guarantor, upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 505. Trustee May Enforce Claims Without Possession of
Securities.

                  All rights of action and claims under this Indenture, the Securities or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 506. Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 607;

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto, including the Company, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

         Section 507. Limitation on Suits.

                  No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee a reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 15 days after its receipt of such notice, request and offer (and if requested, provision) of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture, any Security or any Guarantee to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, any Security or any Guarantee, except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

         Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right based on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 309) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or the repurchase date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 509. Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Guarantee and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, any Guarantor, any other obligor on the Securities, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 510. Rights and Remedies Cumulative.

                  No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.



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         Section 511. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 512. Control by Holders.

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture (including, without limitation, Section 507) or any Guarantee, expose the Trustee to personal liability, or be unduly prejudicial to Holders not joining therein; and

                  (b) subject to the provisions of Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 513. Waiver of Past Defaults.

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all outstanding Securities waive any past Default hereunder and its consequences, except a Default

                  (a) in the payment of the principal of, premium, if any, or interest on any Security (which may only be waived with the consent of each Holder of the Securities affected); or

                  (b) in respect of a covenant or a provision hereof which under this Indenture cannot be modified or amended without the consent of the Holders of at least 75% in aggregate principal amount of the Outstanding Securities or the Holder of each Security Outstanding affected by such modification or amendment.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.



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         Section 514. Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on, any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

         Section 515. Waiver of Stay, Extension or Usury Laws.

                  Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 516. Remedies Subject to Applicable Law.

                  All rights, remedies and powers provided by this Article Five may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.




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                                   ARTICLE SIX

                                   THE TRUSTEE

         Section 601. Duties of Trustee.

                  Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

                  (a) if a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

                  (b) except during the continuance of a Default or an Event of
Default:

                           (1) the Trustee need perform only those duties as are
                  specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee; and

                           (2) in the absence of bad faith or willful misconduct
                  on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture;

                  (c) the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) this clause (c) does not limit the effect of
                  clause (b) of this Section 601;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (3) the Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith, in accordance with a direction of the Holders of a majority in principal amount of Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power confirmed upon the Trustee under this Indenture;

                  (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (e) whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to clauses (a), (b), (c) and (d) and (f) of this Section 601; and

                  (f) the Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

         Section 602. Notice of Defaults.

                  Within 30 days after a Responsible Officer of the Trustee receives notice of the occurrence of any Default, the Trustee shall transmit by mail to all Holders and any other Persons entitled to receive reports pursuant to Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

         Section 603. Certain Rights of Trustee.

                  Subject to the provisions of Section 601 hereof and Trust Indenture Act Sections 315(a) through 315(d):

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon receipt by it of any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) the Trustee may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence, bad faith or willful misconduct of the Trustee;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation so requested by the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; provided, further, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         Section 604. Trustee Not Responsible for Recitals, Dispositions of Securities or Application of Proceeds Thereof.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility and Qualification on Form T-1 to be supplied to the Company will be true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         Section 605. Trustee and Agents May Hold Securities; Collections; etc.

                  The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Trust Indenture Act Sections 310 and 311, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

         Section 606. Money Held in Trust.

                  All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Except for funds or securities deposited with the Trustee pursuant to Article Four, the Trustee shall be required to invest all moneys received by the Trustee, until used or applied as herein provided, in Cash Equivalents in accordance with the directions of the Company.

         Section 607. Compensation and Indemnification of Trustee and Its Prior Claim.

                  The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the parties shall agree in writing from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct. The Company also covenants and agrees to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any claim, loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section 607 and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section 607 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for reasonable expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee.

         Section 608. Conflicting Interests.

                  The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

         Section 609. Trustee Eligibility.

                  There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under Trust Indenture Act Section 310(a) and which shall have a combined capital and surplus of at least $100,000,000, to the extent there is an institution eligible and willing to serve. If the Trustee does not have a Corporate Trust Office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 610. Resignation and Removal; Appointment of Successor Trustee.

                  (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under
Section 611.

                  (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Company no later than 20 Business Days prior to the proposed date of resignation. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint and prescribe a successor trustee.

                  (c) The Trustee may be removed at any time for any cause or for no cause by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d) If at any time:

                           (1) the Trustee shall fail to comply with the
                  provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months,

                           (2) the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor trustee and shall comply with the applicable requirements of Section
611. If, within 60 days after such resignation, removal or incapability, or the occurrence of such vacancy, the Company has not appointed a successor Trustee, a successor trustee shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee. Such successor trustee so appointed shall forthwith upon its acceptance of such appointment become the successor trustee and supersede the successor trustee appointed by the Company. If no successor trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Trustee or the Holder of any Security who has been a bona fide Holder for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office or agent hereunder.

         Section 611. Acceptance of Appointment by Successor.

                  Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor trustee, upon payment of its charges pursuant to Section 607 then unpaid, such retiring Trustee shall pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

                  No successor trustee with respect to the Securities shall accept appointment as provided in this Section 611 unless at the time of such acceptance such successor trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $250,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609.

                  Upon acceptance of appointment by any successor trustee as provided in this Section 611, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the appointment, then the notice called for by the preceding sentence may be combined with the notice called for by Section 610. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

         Section 612. Merger, Conversion, Consolidation or Succession to
Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture) shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $250,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 613. Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

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                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 701. Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                  (a) semiannually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content to that in subsection (a) hereof as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

         Section 702. Disclosure of Names and Addresses of Holders.

                  Holders may communicate pursuant to Trust Indenture Act
Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities, and the Trustee shall comply with Trust Indenture Act Section 312(b). The Company, the Trustee, the Security Registrar and any other Person shall have the protection of Trust Indenture Act Section 312(c). Further, every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

         Section 703. Reports by Trustee.

                  (a) Within 60 days after May 15 of each year commencing with the first May 15 after the issuance of Securities, the Trustee, if so required under the Trust Indenture Act, shall transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 in accordance with and with respect to the matters required by Trust Indenture Act Section 313(a). The Trustee shall also transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report in accordance with and with respect to the matters required by Trust Indenture Act Section 313(b)(2).

                  (b) A copy of each report transmitted to Holders pursuant to this Section 703 shall, at the time of such transmission, be mailed to the Company and filed with each stock exchange, if any, upon which the Securities are listed and also with the Commission. The Company will notify the Trustee promptly if the Securities are listed on any stock exchange.

         Section 704. Reports by Company and Guarantors.

                  The Company and each Guarantor, as the case may be, shall:

                  (a) file with the Trustee, within 15 days after the Company or any Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or any Guarantor may be required to file with the Commission pursuant to
Section 13 or Section 15(d) of the Exchange Act; or, if the Company or any Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall (i) deliver to the Trustee annual audited financial statements of the Company and its Subsidiaries, prepared on a Consolidated basis in conformity with GAAP, within 120 days after the end of each fiscal year of the Company, and (ii) file with the Trustee and, to the extent permitted by law, the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or any Guarantor, as the case may be, with the conditions and covenants of this Indenture as are required from time to time by such rules and regulations (including such information, documents and reports referred to in Trust Indenture Act Section 314(a)); and

                  (c) within 15 days after the filing thereof with the Trustee, transmit by mail to all Holders in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company or any Guarantor, as the case may be, pursuant to Section 1019 hereunder and clauses (a) and (b) of this Section as are required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE EIGHT

                      CONSOLIDATION, MERGER, SALE OF ASSETS

         Section 801. Company and Guarantors May Consolidate, etc., Only on Certain Terms.

                  (a) The Company will not, in a single transaction or through a series of related transactions, (1) consolidate with or merge with or into any other Person, (2) sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of Persons, or (3) permit any of its Restricted Subsidiaries to enter into any such transaction or series of related transactions if such transaction or series of related transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a Consolidated basis to any other Person or group of Persons, unless at the time and after giving effect thereto:

                           (i) either (a) the Company will be the continuing
                  corporation (in the case of a consolidation or merger involving the Company) or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a Consolidated basis (the "Surviving Entity") will be a corporation duly organized and validly existing under the laws of the United States of America, any state of the United States of America or the District of Columbia and such Person expressly assumes, by a supplemental indenture, in a form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture and the Registration Rights Agreement, as the case may be, and the Securities and this Indenture and the Registration Rights Agreement will remain in full force and effect as so supplemented;

                           (ii) immediately before and immediately after giving
                  effect to such transaction on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company or any of its Restricted Subsidiaries which becomes the obligation of the Company or any of its Restricted Subsidiaries as a result of such transaction as having been incurred at the time of such transaction), no Default or Event of Default will have occurred and be continuing;

                           (iii) immediately before and immediately after giving
                  effect to such transaction on a pro forma basis (on the assumption that the transaction occurred on the first day of the four-quarter period for which financial statements are available ending immediately prior to the consummation of such transaction with the appropriate adjustments with respect to the transaction being included in such pro forma calculation), the Company (or the Surviving Entity if the Company is not the continuing obligor hereunder) could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 1008;

                           (iv) at the time of the transaction, each Guarantor,
                  if any, unless it is the other party to the transactions described above, will have by supplemental indenture confirmed that its Guarantee shall apply to such Person's obligations under this Indenture and under the Securities;

                           (v) at the time of the transaction if any of the
                  property or assets of the Company or any of its Restricted Subsidiaries would thereupon become subject to any Lien, the provisions of Section 1011 are complied with; and

                           (vi) at the time of the transaction the Company or
                  the Surviving Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, sale, assignment, conveyance, transfer, lease or other transaction and the supplemental indenture in respect of such transaction comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (b) Each Guarantor will not, and the Company will not permit a Guarantor to, in a single transaction or through a series of related transactions, (1) consolidate with or merge with or into any other Person (other than the Company or any Guarantor), (2) sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets on a Consolidated basis to any Person or group of Persons (other than the Company or any Guarantor), or (3) permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Guarantor and its Restricted Subsidiaries on a Consolidated basis to any other Person or group of Persons (other than the Company or any Guarantor), unless at the time and after giving effect thereto:

                           (i) either (a) the Guarantor will be the continuing
                  corporation (in the case of a consolidation or merger involving the Guarantor) or (b) the Person (if other than the Guarantor) formed by such consolidation or into which such Guarantor is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Guarantor and its Restricted Subsidiaries on a Consolidated basis (the "Surviving Guarantor Entity") is duly organized and validly existing under the laws of the United States of America, any state of the United States of America or the District of Columbia and such Person expressly assumes, by a supplemental indenture, in a form satisfactory to the Trustee, all the obligations of such Guarantor under its Guarantee of the Securities, this Indenture and the Registration Rights Agreement and such Guarantee, Indenture and Registration Rights Agreement will remain in full force and effect;

                           (ii) immediately before and immediately after giving
                  effect to such transaction, on a pro forma basis, no Default or Event of Default will have occurred and be continuing; and

                           (iii) at the time of the transaction such Guarantor
                  or the Surviving Guarantor Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, lease or other transaction and the supplemental indenture in respect thereof comply with this Indenture and that all conditions precedent therein provided for relating to such transaction have been complied with.

                  (c) Notwithstanding the foregoing, the provisions of Section 801(b) shall not apply to any Guarantor whose Guarantee of the Notes is unconditionally released and discharged in accordance with paragraph (c) under
Section 1013.

                  Notwithstanding the foregoing, nothing herein shall prohibit a merger or consolidation of the Company or any of the Guarantors into an Affiliate incorporated in the United States solely for the purpose of changing the entity's jurisdiction of incorporation.

         Section 802. Successor Substituted.

                  Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the

Company or any Guarantor, if any, in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or such Guarantor, as the case may be, is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, under this Indenture, the Securities and/or the related Guarantee, as the case may be, with the same effect as if such successor had been named as the Company or such Guarantor, as the case may be, herein, in the Securities and/or in the Guarantee, as the case may be, and the Company or such Guarantor, as the case may be, shall be discharged from all obligations and covenants under this Indenture and the Securities or its Guarantee, as the case may be; provided that in the case of a transfer by lease or a sale of substantially all of the assets of the Company or a Guarantor that results in the sale, assignment, conveyance, transfer or other disposition of assets constituting or accounting for less than 95% of the consolidated assets, revenues or Consolidated Net Income (Loss) of the Company or such Guarantor, as the case may be, the predecessor shall not be released from the payment of principal and interest on the Securities or its Guarantee, as the case may be.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         Section 901. Supplemental Indentures and Agreements without Consent of Holders.

                  Without the consent of any Holders, the Company, the Guarantors, if any, and any other obligor under the Securities when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to this Indenture, the Securities or any Guarantee, in form and substance satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company or a Guarantor or any other obligor upon the Securities, and the assumption by any such successor of the covenants of the Company or such Guarantor or obligor herein and in the Securities and in any Guarantee in accordance with Article Eight;

                  (b) to add to the covenants of the Company, any Guarantor or any other obligor upon the Securities for the benefit of the Holders, or to surrender any right or power conferred upon the Company or any Guarantor or any other obligor upon the Securities, as applicable, herein, in the Securities or in any Guarantee;

                  (c) to cure any ambiguity, or to correct or supplement any provision herein or in any supplemental indenture, the Securities or any Guarantee which may be defective or inconsistent with any other provision herein or in the Securities or any Guarantee or to make any other provisions with respect to matters or questions arising under this Indenture, the Securities or the Guarantees; provided that, in each case, such provisions shall not adversely affect the interest of the Holders in any material respect;

                  (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 905 or otherwise;

                  (e) to add a Guarantor pursuant to the requirements of Section 1013 hereof or otherwise;

                  (f) to evidence and provide the acceptance of the appointment of a successor Trustee hereunder; or

                  (g) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders as additional security for the payment and performance of the Company's or any Guarantor's Indenture Obligations, in any property, or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Trustee pursuant to this Indenture or otherwise.

         Section 902. Supplemental Indentures and Agreements with Consent of Holders.

                  Except as permitted by Section 901, with the consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for Securities), by Act of said Holders delivered to the Company, each Guarantor, if any, and the Trustee, the Company and each Guarantor (if a party thereto) when authorized by Board Resolutions, and the Trustee may (i) enter into an indenture or indentures supplemental hereto or agreements or other instruments with respect to this Indenture, the Securities or any Guarantee in form and substance satisfactory to the Trustee, for the purpose of adding any provisions to or amending, modifying or changing in any manner or eliminating any of the provisions of this Indenture, the Securities or any Guarantee (including but not limited to, for the purpose of modifying in any manner the rights of the Holders under this Indenture, the Securities or any Guarantee) or
(ii) waive compliance with any provision in this Indenture, the Securities or any Guarantee (other than waivers of past Defaults covered by Section 513 and waivers of covenants which are covered by Section 1021); provided, however, that no such supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (a) change the Stated Maturity of the principal of, or any installment of interest on, or change to an earlier date any Redemption Date of, or waive a default in the payment of the principal of, premium, if any, or interest on, any such Security or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

                  (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver or compliance with certain provisions of this Indenture;

                  (c) modify any of the provisions of this Section 902 or
Section 513 or 1021, except to increase the percentage of such Outstanding Securities required for any such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each such Security affected thereby;

                  (d) except as otherwise permitted under Article Eight, consent to the assignment or transfer by the Company or any Guarantor of any of its rights and obligations hereunder; or

                  (e) amend or modify any of the provisions of this Indenture relating to the subordination of the Securities or any Guarantee in any manner adverse to the Holders of the Securities or any Guarantee;

provided, further, however, that no such modification or amendment may, without the consent of at least 75% in aggregate principal amount of the Outstanding Securities amend, change or modify the obligation of the Company to make and consummate an Offer with respect to any Asset Sale or Asset Sales in accordance with Section 1012 or the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with
Section 1014, including, in each case, amending, changing or modifying any definitions relating thereto but only to the extent such definitions relate thereto.

                  Upon the written request of the Company and each Guarantor, if any, accompanied by a copy of Board Resolutions authorizing the execution of any such supplemental indenture or Guarantee, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company and each Guarantor in the execution of such supplemental indenture or Guarantee.

                  It shall not be necessary for any Act of Holders under this
Section 902 to approve the particular form of any proposed supplemental indenture or Guarantee or agreement or instrument relating to any Guarantee, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 903. Execution of Supplemental Indentures and Agreements.

                  In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Sections 315(a) through 315(d) and Section 603(a) hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument (a) is authorized or permitted by this Indenture and (b) does not violate the provisions of any agreement or instrument evidencing any other Indebtedness of the Company, any Guarantor or any other Restricted Subsidiary. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture, any Guarantee or otherwise.

         Section 904. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 905. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

         Section 906. Reference in Securities to Supplemental Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and each Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         Section 907.   Notice of Supplemental Indentures.

                  Promptly after the execution by the Company, any Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 908.   Rights of Holders of Senior Indebtedness.

                  No amendment, modification or waiver of this Indenture or the Securities shall adversely affect the rights of any holder of Senior Indebtedness or Senior Guarantor Indebtedness under the subordination provisions included in Article Fourteen of this Indenture without the consent of such holder.


                                   ARTICLE TEN

                                    COVENANTS

         Section 1001.  Payment of Principal, Premium and Interest.

                  The Company shall duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         Section 1002.  Maintenance of Office or Agency.

                  The Company shall maintain an office or agency where Securities may be presented or surrendered for payment. The Company also will maintain an office or agency where Securities may be surrendered for registration of transfer, redemption or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee, at its Corporate Trust Office initially located at Bank One Plaza, Suite 0823, Chicago, Illinois 60670, will be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Company shall fail to maintain any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of the Trustee and the Company hereby appoints the Trustee such agent as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

                  The Trustee shall initially act as Paying Agent for the Securities.

         Section 1003.  Money for Security Payments to Be Held in Trust.

                  If the Company or any of its Affiliates shall at any time act as Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  If the Company or any of its Affiliates is not acting as Paying Agent, the Company will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

                  If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any Default by the Company or any Guarantor (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest on the Securities;

                  (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall promptly be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), and mail to each such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication and mailing, any unclaimed balance of such money then remaining will promptly be repaid to the Company.

         Section 1004. Corporate Existence.

                  Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and related rights and franchises (charter and statutory) of the Company and each Restricted Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise or the corporate existence of any such Restricted Subsidiary if the Board of Directors of the Company shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company and its Restricted Subsidiaries as a whole; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Restricted Subsidiary or any of its assets in compliance with the terms of this Indenture.

         Section 1005. Payment of Taxes and Other Claims.

                  The Company shall pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries shown to be due on any return of the Company or any of its Restricted Subsidiaries or otherwise assessed or upon the income, profits or property of the Company or any of its Restricted Subsidiaries if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company or any Guarantor to perform its obligations hereunder and (b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien upon the property of the Company or any of its Restricted Subsidiaries, except for any Lien permitted to be incurred under Section 1011, if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company or any Guarantor to perform its obligations hereunder; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP.

         Section 1006. Maintenance of Properties.

                  The Company shall cause all material properties owned by the Company or any of its Restricted Subsidiaries or used or held for use in the conduct of its business or the business of any of its Restricted Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Company may be consistent with sound business practice and necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the reasonable judgment of the Company, desirable in the conduct of its business or the business of any of its Restricted Subsidiaries; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Restricted Subsidiary or any of its properties or assets in compliance with the terms of this Indenture.

         Section 1007. Maintenance of Insurance.

                  The Company shall at all times keep all of its and its Restricted Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company in good faith to be financially sound and responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in the same general geographic areas in which the Company and its Restricted Subsidiaries operate, except where the failure to do so could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or prospects of the Company and its Restricted Subsidiaries, taken as a whole.

         Section 1008. Limitation on Indebtedness.

                  (a) The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, create, issue, incur, assume, guarantee or otherwise in any manner become directly or indirectly liable for the payment of or otherwise incur, contingently or otherwise (collectively, "incur"), any Indebtedness (including any Acquired Indebtedness), unless such Indebtedness is incurred by the Company or any Guarantor or constitutes Acquired Indebtedness of a Restricted Subsidiary and, in each case, the Company's Consolidated Fixed Charge Coverage Ratio for the most recent four full fiscal quarters for which financial statements are available immediately preceding the incurrence of such Indebtedness taken as one period is at least equal to or greater than 2.00:1.

                  (b) Notwithstanding the foregoing, the Company and, to the extent specifically set forth below, the Restricted Subsidiaries may incur each and all of the following (collectively, the "Permitted Indebtedness"):

                  (i) Indebtedness of the Company under the Company's Credit Agreement (including any refinancing (as defined below) of such Indebtedness) in an aggregate principal amount at any one time outstanding not to exceed $920,000,000 in any case under the Credit Agreement or in respect of letters of credit under the Credit Agreement, and guarantees by Guarantors in respect thereof; provided, however, that the foregoing amount shall be reduced by (a) the U.S. dollar equivalent of any loan notes referred to in clause (xi) of this
Section 1008(b) not collateralized by cash in excess of $40,000,000 and (b) the aggregate amount of Indebtedness incurred pursuant to clause (xii) of this
Section 1008(b) in excess of $20,000,000;

                  (ii) Indebtedness of the Company or any Restricted Subsidiary under any Inventory Facility;

                  (iii) Indebtedness of the Company pursuant to the Securities or the Exchange Securities and Indebtedness of any Guarantor pursuant to a guarantee of the Securities or the Exchange Securities;

                  (iv) Indebtedness of the Company or any Restricted Subsidiary outstanding on the initial Issue Date and not otherwise referred to in this definition of "Permitted Indebtedness";

                  (v) Indebtedness of the Company owing to a Restricted Subsidiary; provided that any Indebtedness of the Company owing to a Restricted Subsidiary that is not a Guarantor is made pursuant to an intercompany note in the form attached as Annex A to this Indenture and is unsecured and subordinated in right of payment from and after such time as the Securities shall become due and payable (whether at Stated Maturity, acceleration or otherwise) to the payment and performance of the Company's obligations under the Securities and to all Senior Indebtedness; provided, further, that any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to a Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the Company or other obligor not permitted by this clause
(v);

                  (vi) Indebtedness of a Restricted Subsidiary owing to the Company or another Restricted Subsidiary; provided that any such Indebtedness is made pursuant to an intercompany note in the form attached as Annex A to this Indenture; provided, further, that any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to the Company or a Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the obligor not permitted by this clause (vi);

                  (vii) guarantees of any Restricted Subsidiary made in accordance with the provisions of Section 1013;

                  (viii) obligations of the Company or any Guarantor entered into in the ordinary course of business (a) pursuant to Interest Rate Agreements designed to protect the Company or any Restricted Subsidiary against fluctuations in interest rates in respect of Indebtedness of the Company or any Restricted Subsidiary as long as such obligations do not exceed the aggregate principal amount of such Indebtedness then outstanding, (b) under any Currency Hedging Agreements, relating to (i) Indebtedness of the Company or any Restricted Subsidiary and/or (ii) obligations to purchase or sell assets or properties, in each case, incurred in the ordinary course of business of the Company or any Restricted Subsidiary; provided, however, that such Currency Hedging Agreements do not increase the Indebtedness or other obligations of the Company or any Restricted Subsidiary outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities and compensation payable under such Currency Hedging Agreements or
(c) under any Commodity Price Protection Agreements which do not increase the amount of Indebtedness or other obligations of the Company or any Restricted Subsidiary outstanding other than as a result of fluctuations in commodity prices or by reason of fees, indemnities and compensation payable under such Commodity Price Protection Agreements, and guarantees by Guarantors in respect thereof;

                  (ix) Indebtedness of the Company or any Restricted Subsidiary represented by Capital Lease Obligations or Purchase Money Obligations or other

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


Indebtedness incurred or assumed in connection with the acquisition or development of real or personal, movable or immovable, property in each case incurred for the purpose of financing or refinancing all or any part of the purchase price or cost of construction or improvement of property used in the business of the Company, in an aggregate principal amount pursuant to this clause (ix) not to exceed $35,000,000 outstanding at any time; provided that the principal amount of any Indebtedness permitted under this clause (ix) did not in each case at the time of incurrence exceed the Fair Market Value, as determined by the Company in good faith, of the acquired or constructed asset or improvement so financed;

                  (x) obligations arising from agreements by the Company or a Restricted Subsidiary to provide for indemnification, customary purchase price closing adjustments, earn-outs or other similar obligations, in each case, incurred in connection with the acquisition or disposition of any business or assets of a Restricted Subsidiary;

                  (xi) loan notes, if any, issued to a holder of the shares of Capital Stock of Synter Group plc in connection with the tender offer for all of such Capital Stock;

                  (xii) Indebtedness of the Sytner Group plc and any of its Subsidiaries in an aggregate principal amount not to exceed $90,000,000 at any one time;
                  (xiii) obligations in respect of letters of credit or other credit support provided by the Company and its Restricted Subsidiaries in the ordinary course of business provided that the obligations under such letters of credit are supported by letters of credit or other credit support issued or provided under the Credit Agreement;

                  (xiv) Indebtedness of Foreign Subsidiaries in the aggregate amount outstanding at any time not to exceed 10% of the Consolidated Tangible Assets of the Company, provided that the Company can incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under clause (a) above after giving effect to such incurrence;

                  (xv) guarantees by the Company or a Restricted Subsidiary of Indebtedness of a Restricted Subsidiary that was permitted to be incurred under this Section 1008;

                  (xvi) any renewals, extensions, substitutions, refundings, refinancings or replacements (collectively, a "refinancing") of any Indebtedness incurred pursuant to paragraph (a) above or clauses (iii), (iv), (xi) and (xii) of this Section 1008(b), including any successive refinancings so long as the borrower under such refinancing is the Company or, if not the Company, the same as the borrower of the Indebtedness being refinanced and the aggregate principal amount of Indebtedness represented thereby (or if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity of such Indebtedness, the original issue price of such Indebtedness plus any accreted value attributable thereto since the original issuance of such Indebtedness) does not exceed the initial principal amount of such Indebtedness plus the lesser of (I) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (II) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing and (A) in the case of any refinancing of Indebtedness that is Subordinated Indebtedness, such new Indebtedness is made subordinated to the Securities at least to the same extent as the Indebtedness being refinanced and (B) in the case of Pari Passu Indebtedness or Subordinated Indebtedness, as the case may be, such refinancing does not reduce the Average Life to Stated Maturity or the Stated Maturity of such Indebtedness;

                  (xvii) Indebtedness of the Company or any of its Restricted Subsidiaries arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within three Business Days of incurrence;

                  (xviii) Indebtedness of the Company to the extent the net proceeds thereof are promptly deposited to defease the Securities as described in Article Four hereof;

                  (xix) shares of Preferred Stock of a Restricted Subsidiary issued to the Company or a Wholly-Owned Restricted Subsidiary of the Company; provided that any subsequent transfer of any such shares of Preferred Stock (except to the Company or a Wholly Owned Restricted Subsidiary of the Company) shall be deemed to be an issuance of Preferred Stock that was not permitted by this clause (xix); and

                  (xx) Indebtedness of the Company and its Restricted Subsidiaries, in addition to that described in clauses (i) through (xix) above, and any renewals, extensions, substitutions, refinancings or replacements of such Indebtedness, so long as the aggregate principal amount of all such Indebtedness shall not exceed $20,000,000 outstanding at any one time in the aggregate.

                  For purposes of determining compliance with this Section 1008, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness permitted by this Section 1008, the Company in its sole discretion shall classify or reclassify such item of Indebtedness and only be required to include the amount of such Indebtedness as one of such types. Accrual of interest, accretion or amortization of original issue discount and the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on any Redeemable Capital Stock or Preferred Stock in the form of additional shares of the same class of Redeemable Capital Stock or Preferred Stock will not be deemed to be an incurrence of Indebtedness for purposes of this Section 1008 provided, in each such case, that the amount thereof as accrued over time is included in the Consolidated Fixed Charge Coverage Ratio of the Company.

                  For purposes of determining compliance with any dollar-denominated restriction on the incurrence of Indebtedness denominated in a foreign currency, the dollar-equivalent principal amount of such Indebtedness incurred pursuant thereto shall be calculated based on the relevant currency exchange rate in effect on the date that such Indebtedness was incurred.

         Section 1009.  Limitation on Restricted Payments.

         (a) The Company will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly:

                  (i) declare or pay any dividend on, or make any distribution to holders of, any shares of the Company's Capital Stock (other than dividends or distributions payable solely in shares of its Qualified Capital Stock or in options, warrants or other rights to acquire shares of such Qualified Capital Stock);

                  (ii) purchase, redeem, defease or otherwise acquire or retire for value, directly or indirectly, the Company's Capital Stock or any Capital Stock of any Affiliate of the Company, including any Subsidiary of the Company (other than Capital Stock of any Restricted Subsidiary of the Company), or options, warrants or other rights to acquire such Capital Stock;

                  (iii) make any principal payment on, or repurchase, redeem, defease, retire or otherwise acquire for value, prior to any scheduled principal payment, sinking fund payment or maturity, any Subordinated Indebtedness;

                  (iv) declare or pay any dividend or distribution on any Capital Stock of any Restricted Subsidiary to any Person (other than (a) to the Company or any of its Wholly Owned Restricted Subsidiaries or (b) dividends or distributions made by a Restricted Subsidiary (1) organized as a partnership, limited liability company or similar pass-through entity to the holders of its Capital Stock in amounts sufficient to satisfy the tax liabilities arising from their ownership of such Capital Stock or (2) on a pro rata basis to all stockholders of such Restricted Subsidiary); or

                  (v) make any Investment in any Person (other than any Permitted Investments)

(any of the foregoing actions described in clauses (i) through (v), other than any such action that is a Permitted Payment (as defined below), collectively, "Restricted Payments") (the amount of any such Restricted Payment, if other than cash, shall be the Fair Market Value of the assets proposed to be transferred, as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution), unless (1) immediately before and immediately after giving effect to such proposed Restricted Payment on a pro forma basis, no Default or Event of Default shall have occurred and be continuing; (2) immediately before and immediately after giving effect to such Restricted Payment on a pro forma basis, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 1008 herein; and (3) after giving effect to the proposed Restricted Payment, the aggregate amount of all such Restricted Payments declared or made after the initial Issue Date and all Designation Amounts does not exceed the sum of:

         (A)      $10,000,000;

         (B) 50% of the aggregate Consolidated Net Income of the Company accrued on a cumulative basis during the period beginning on the first day of the Company's fiscal quarter in which the Securities are initially issued and ending on the last day of the Company's last fiscal quarter ending prior to the date of the Restricted Payment, or, if such aggregate cumulative Consolidated Net Income shall be a loss, minus 100% of such loss;

         (C) the aggregate Net Cash Proceeds received after the initial Issue Date by the Company either (x) as capital contributions in the form of common equity to the Company or (y) from the issuance or sale (other than to any of its Subsidiaries) of Qualified Capital Stock of the Company or any options, warrants or rights to purchase such Qualified Capital Stock of the Company (except, in each case, to the extent such proceeds are used to purchase, redeem or otherwise retire Capital Stock or Subordinated Indebtedness as set forth below in clause (ii) or (iii) of paragraph (b) below) (and excluding the Net Cash Proceeds from (1) the issuance of Qualified Capital Stock financed, directly or indirectly, using funds borrowed from the Company or any Subsidiary until and to the extent such borrowing is repaid and (2) the issuance of Common Stock of the Company pursuant to the Form S-3 (File No. 333-82264));

         (D) the aggregate Net Cash Proceeds received after the initial Issue Date by the Company (other than from any of its Subsidiaries) upon the exercise of any options, warrants or rights to purchase Qualified Capital Stock of the Company (and excluding the Net Cash Proceeds from the exercise of any options, warrants or rights to purchase Qualified Capital Stock financed, directly or indirectly, using funds borrowed from the Company or any Subsidiary until and to the extent such borrowing is repaid);

         (E) the aggregate Net Cash Proceeds received after the initial Issue Date by the Company from the conversion or exchange, if any, of debt securities or Redeemable Capital Stock of the Company or its Restricted Subsidiaries into or for Qualified Capital Stock of the Company plus, to the extent such debt securities or Redeemable Capital Stock were issued after the initial Issue Date, upon the conversion or exchange of such debt securities or Redeemable Capital Stock, the aggregate of Net Cash Proceeds from their original issuance (and excluding the Net Cash Proceeds from the conversion or exchange of debt securities or Redeemable Capital Stock financed, directly or indirectly, using funds borrowed from the Company or any Subsidiary until and to the extent such borrowing is repaid);

         (F) (a) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after the initial Issue Date, an amount (to the extent not included in Consolidated Net Income) equal to the lesser of the return of capital with respect to such Investment and the initial amount of such Investment, in either case, less the cost of the disposition of such Investment and net of taxes, and (b) in the case of the designation of an Unrestricted Subsidiary as a Restricted Subsidiary (as long as the designation of such Subsidiary as an Unrestricted Subsidiary was deemed a Restricted Payment), the Fair Market Value of the Company's interest in such Subsidiary provided that such amount shall not in any case exceed the amount of the Restricted Payment deemed made at the time the Subsidiary was designated as an Unrestricted Subsidiary; and

         (G) any amount which previously qualified as a Restricted Payment on account of any Guarantee entered into by the Company or any Restricted Subsidiary; provided that such Guarantee has not been called upon and the obligation arising under such Guarantee no longer exists.

         (b) Notwithstanding the foregoing, and in the case of clauses (ii) through (xii) below, so long as no Default or Event of Default is continuing or would arise therefrom, the foregoing provisions shall not prohibit the following actions (each of clauses (i) through (iv) being referred to as a "Permitted Payment"):

                           (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment was permitted by the provisions of paragraph (a) of this Section 1009 and such payment shall have been deemed to have been paid on such date of declaration and shall not have been deemed a "Permitted Payment" for purposes of the calculation required by paragraph (a) of this Section 1009;

                           (ii) the repurchase, redemption, or other acquisition or retirement for value of any shares of any class of Capital Stock of the Company in exchange for, including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares or scrip, or out of the Net Cash Proceeds of a substantially concurrent issuance and sale for cash (other than to a Subsidiary) of, other shares of Qualified Capital Stock of the Company; provided that the Net Cash Proceeds from the issuance of such shares of Qualified Capital Stock are excluded from clause (3)(C) of paragraph (a) of this
                                    Section 1009;

                           (iii) the repurchase, redemption, defeasance, retirement or acquisition for value or payment of principal of any Subordinated Indebtedness or Redeemable Capital Stock in exchange for, or in an amount not in excess of the Net Cash Proceeds of, a substantially concurrent issuance and sale for cash (other than to any Subsidiary of the Company) of any Qualified Capital Stock of the Company, provided that the Net Cash Proceeds from the issuance of such shares of Qualified Capital Stock are excluded from clause (3)(C) of paragraph (a) of this Section 1009;

                           (iv) the repurchase, redemption, defeasance, retirement, refinancing, acquisition for value or payment of principal of any Subordinated Indebtedness (other than Redeemable Capital Stock) (a "refinancing") through the substantially concurrent issuance of new Subordinated Indebtedness of the Company, provided that any such new Subordinated Indebtedness (1) shall be in a principal amount that does not exceed the principal amount so refinanced (or, if such Subordinated Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, then such lesser amount as of the date of determination), plus the lesser of (I) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (II) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing; (2) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the Securities; (3) has a Stated Maturity for its final scheduled principal payment later than the Stated Maturity for the final scheduled principal payment of the Securities; and (4) is expressly subordinated in right of payment to the Securities at least to the same extent as the Subordinated Indebtedness to be refinanced;

                           (v)      the purchase, redemption, or other
                                    acquisition or retirement for value of any class of Capital Stock of the Company from employees, former employees, directors or former directors of the Company or any Restricted Subsidiary in an amount not to exceed $2,000,000 in the aggregate in any calendar year;

                           (vi)     the repurchase, redemption or other
                                    acquisition or retirement for value of
                                    Capital Stock of the Company issued pursuant to acquisitions by the Company to the extent required by or needed to comply with the requirements of any of the Manufacturers with which the Company or a Restricted Subsidiary is a party to a franchise agreement;

                           (vii) the payment of the contingent purchase price of an acquisition to the extent such payment would be deemed a Restricted Payment;

                           (viii) the payment of the deferred purchase price, including holdbacks (and the receipt of any corresponding consideration therefor), of an acquisition to the extent such payment would have been permitted by this Indenture at the time of such acquisition;

                           (ix) the repurchase of Capital Stock of the Company issued to sellers of businesses acquired by the Company or its Restricted Subsidiaries, in an amount not to exceed $5,000,000 during the term of this Indenture;

                           (x) the payment of dividends payable on the Company's Preferred Stock outstanding on the date of this Indenture in accordance with the terms of such Preferred Stock in effect on the date of this Indenture, in an amount not to exceed $6,200,000 in any calendar year;

                           (xi) the repurchase of Capital Stock deemed to occur upon exercise of stock options to the extent that shares of such

                                    Capital Stock represent a portion of the exercise price of such options; and


                           (xii) the payment of dividends or distributions by a Restricted Subsidiary of the Company pursuant to the Joint Venture Formation Agreement, dated January 31, 1998, among the Company, UAG Young, Inc. and the other parties named therein (the "Joint Venture Partners") based on the percentage ownership interest of such Joint Venture Partners in such Restricted Subsidiary (which cannot exceed 25%) plus one fifth of such ownership interest.

         Section 1010. Limitation on Transactions with Affiliates.

                  The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with or for the benefit of any Affiliate of the Company (other than the Company or a Wholly Owned Restricted Subsidiary) unless such transaction or series of related transactions is entered into in good faith and in writing and (a) such transaction or series of related transactions is on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party, (b) with respect to any transaction or series of related transactions involving aggregate value in excess of $2,000,000, either the Company delivers an Officers' Certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (a) above or such transaction or series of related transactions is approved by a majority of the Disinterested Directors of the Board of Directors of the Company, or in the event there is only one Disinterested Director, by such Disinterested Director, (c) with respect to any transaction or series of related transactions involving aggregate value in excess of $5,000,000, either
(i) such transaction or series of related transactions has been approved by a majority of the Disinterested Directors of the Board of Directors of the Company, or in the event there is only one Disinterested Director, by such Disinterested Director, or (ii) the Company delivers to the Trustee a written opinion of an investment banking firm of national standing or other recognized independent expert with experience appraising the terms and conditions of the type of transaction or series of related transactions for which an opinion is required stating that the transaction or series of related transactions is fair to the Company or such Restricted Subsidiary from a financial point of view and
(d) with respect to any transaction or series of related transactions involving aggregate value in excess of $25,000,000, the Company delivers to the Trustee a written opinion of an investment banking firm of national standing or other recognized independent expert with experience appraising the terms and conditions of the type of transaction or series of related transactions for which an opinion is required stating that the transaction or series of related transactions is fair to the Company or such Restricted Subsidiary from a financial point of view; provided, however, that this provision shall not apply to (i) compensation and employee benefit arrangements with any officer or director of the Company, including under any stock option or stock incentive plans, entered into in the ordinary course of business; (ii) any transaction permitted as a Restricted Payment or Permitted Investment pursuant to Section 1009; (iii) the payment of customary fees to directors of the Company and its Restricted Subsidiaries; (iv) any transaction with any officer or member of the Board of Directors of the Company involving indemnification arrangements; (v) loans or advances to officers of the Company in the ordinary course of business not to exceed $1,000,000 in any calendar year; and (vi) any transactions undertaken pursuant to any contractual obligations in existence on the Issue Date (as in effect on the Issue Date) or otherwise disclosed in the offering memorandum relating to the offer and sale of the Securities and any renewals, replacements or modifications of such obligations (pursuant to new transactions or otherwise) on terms no less favorable than could be received from an unaffiliated third party.

         Section 1011. Limitation on Liens.

                  The Company will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly, create, incur or affirm any Lien of any kind securing any Pari Passu Indebtedness or Subordinated Indebtedness (including any assumption, guarantee or other liability with respect thereto by any Restricted Subsidiary) upon any property or assets (including any intercompany notes) of the Company or any Restricted Subsidiary owned on the initial Issue Date or acquired after the initial Issue Date, or assign or convey any right to receive any income or profits from such Liens, unless the Securities or a Guarantee in the case of Liens of a Guarantor are directly secured equally and ratably with (or, in the case of Subordinated Indebtedness, prior or senior thereto, with the same relative priority as the Securities shall have with respect to such Subordinated Indebtedness) the obligation or liability secured by such Lien except for Liens (A) securing any Indebtedness which became Indebtedness pursuant to a transaction permitted under Article Eight or securing Acquired Indebtedness which was created prior to (and not created in connection with, or in contemplation of) the incurrence of such Pari Passu Indebtedness or Subordinated Indebtedness (including any assumption, guarantee or other liability with respect thereto by any Restricted Subsidiary) and which Indebtedness is permitted under the provisions of Section 1008 or (B) securing any Indebtedness incurred in connection with any refinancing, renewal, substitutions or replacements of any such Indebtedness described in clause (A), so long as the aggregate principal amount of Indebtedness represented by such refinancing (or if such Indebtedness provides for an amount less than the principal amount of such refinancing to be due and payable upon a declaration of acceleration of the maturity of such Indebtedness, the original issue price of such Indebtedness plus any accreted value attributable to such Indebtedness since the original issuance of such Indebtedness) is not increased by such refinancing by an amount greater than the lesser of (i) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or
(ii) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing; provided, however, that in the case of clauses (A) and (B), any such Lien only extends to the assets that were subject to such Lien securing such Indebtedness prior to the related acquisition by the Company or its Restricted Subsidiaries. Notwithstanding the foregoing, any Lien securing the Securities granted pursuant to this Section 1011 shall be automatically and unconditionally released and discharged upon the release by the holders of the Pari Passu Indebtedness or Subordinated Indebtedness described above of their Lien on the property or assets of the Company or any Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness), at such time as the holders of all such Pari Passu Indebtedness or Subordinated Indebtedness also release their Lien on the property or assets of the Company or such Restricted Subsidiary, or upon any sale, exchange or transfer to any Person not an Affiliate of the Company of the property or assets secured by such Lien, or of all of the Capital Stock held by the Company or any Restricted Subsidiary in, or all or substantially all the assets of, any Restricted Subsidiary creating such Lien.

         Section 1012.  Limitation on Sale of Assets.

                  (a) The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, consummate an Asset Sale unless (i) at least 80% of the consideration from such Asset Sale consists of
(A) cash or Cash Equivalents, (B) the assumption of Senior Indebtedness or Senior Guarantor Indebtedness or other liabilities (other than Pari Passu Indebtedness or Subordinated Indebtedness) by the party acquiring the assets from the Company of any Restricted Subsidiary, (C) Replacement Assets, (D) Designated Noncash Consideration, or (E) a combination of any of the foregoing; and (ii) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets subject to such Asset Sale; provided that any notes or other obligations received by the Company or any such Restricted Subsidiary from any transferee of assets from the Company or such Restricted Subsidiary that are converted by the Company or such Restricted Subsidiary into cash at Fair Market Value within 10 days after receipt shall be deemed to be cash for purposes of this provision.

                  (b) If: (A) all or a portion of the Net Cash Proceeds of any Asset Sale are not required to be applied to repay permanently any Senior Indebtedness or Senior Guarantor Indebtedness then outstanding as required by the terms thereof, (B) the Company determines not to apply such Net Cash Proceeds to the permanent prepayment of such Senior Indebtedness or Senior Guarantor Indebtedness, or (C) if no such Senior Indebtedness or Senior Guarantor Indebtedness which requires prepayment is then outstanding (or such prepayment is waived), then the Company or a Restricted Subsidiary may within 365 days of the Asset Sale invest the Net Cash Proceeds in Replacement Assets. The amount of such Net Cash Proceeds not used to prepay Senior Indebtedness or Senior Guarantor Indebtedness or invested within 365 days of the Asset Sale as set forth in this paragraph constitutes "Excess Proceeds."

                  (c) When the aggregate amount of Excess Proceeds exceeds $10,000,000 or more, the Company will apply the Excess Proceeds to the repayment of the Securities and any other Pari Passu Indebtedness outstanding with similar provisions requiring the Company to make an offer to purchase such Indebtedness with the proceeds from any Asset Sale as follows: (A) the Company will make an offer to purchase (an "Offer") from all holders of the Securities in accordance with the procedures set forth in this Indenture in the maximum principal amount (expressed as a multiple of $1,000) of Securities that may be purchased out of an amount (the "Security Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the Securities, and the denominator of which is the sum of the outstanding principal amount of the Securities and such Pari Passu Indebtedness (subject to proration in the event such amount is less than the aggregate Offered Price (as defined herein) of all Securities tendered); and (B) to the extent required by such Pari Passu Indebtedness to permanently reduce the principal amount of such Pari Passu Indebtedness, the Company will make an offer to purchase or otherwise repurchase or redeem Pari Passu Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu Debt Amount") equal to the excess of the Excess Proceeds over the Security Amount; provided that in no event will the Company be required to make a Pari Passu Offer in a Pari Passu Debt Amount exceeding the principal amount of such Pari Passu Indebtedness plus the amount of any premium required to be paid to repurchase such Pari Passu Indebtedness. The offer price for the Securities will be payable in cash in an amount equal to 100% of the principal amount of the Securities plus accrued and unpaid interest, if any, to the date (the "Offer Date") such Offer is consummated (the "Offered Price"), in accordance with the procedures set forth herein. To the extent that the aggregate Offered Price of the Securities tendered pursuant to the Offer is less than the Security Amount relating to the tendered Securities or the aggregate amount of Pari Passu Indebtedness that is purchased in a Pari Passu Offer is less than the Pari Passu Debt Amount, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Securities and Pari Passu Indebtedness surrendered by holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Securities to be purchased on a pro rata basis. Upon the completion of the purchase of all the Securities tendered pursuant to an Offer and the completion of a Pari Passu Offer, the amount of Excess Proceeds, if any, shall be reset at zero.

                  (d) If the Company becomes obligated to make an Offer pursuant to paragraph (c) above, the Securities and the Pari Passu Indebtedness shall be purchased by the Company, at the option of the holders thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 30 days and not later than 60 days from the date the notice of the Offer is given to holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act.

                  (e) The Company will comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with an Offer.

                  (f) Subject to paragraph (e) above, within 30 days after the date on which the amount of Excess Proceeds equals or exceeds $10,000,000, the Company shall send or cause to be sent by first-class mail, postage prepaid, to the Trustee and to each Holder, at his address appearing in the Security Register, a notice stating or including:

                           (1) that the Holder has the right to require the
                  Company to repurchase, subject to proration, such Holder's Securities at the Offered Price;

                           (2) the Offer Date;

                           (3) the instructions a Holder must follow in order to
                  have his Securities purchased in accordance with paragraph (c) of this Section;

                           (4) (i) the most recently filed Annual Report on Form
                  10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report, other than Current Reports describing Asset Sales otherwise described in the offering materials (or corresponding successor reports) (or in the event the Company is not required to prepare any of the foregoing Forms, the comparable information required pursuant to Section 1019),
                  (ii) a description of material developments, if any, in the Company's business subsequent to the date of the latest of such reports, (iii) if material, appropriate pro forma financial information, and (iv) such other information, if any, concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed investment decision regarding the Offer;

                           (5) the Offered Price;

                           (6) the names and addresses of the Paying Agent and
                  the offices or agencies referred to in Section 1002;

                           (7) that Securities must be surrendered prior to the
                  Offer Date to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 1002 to collect payment;

                           (8) that any Securities not tendered will continue to
                  accrue interest and that unless the Company defaults in the payment of the Offered Price, any Security accepted for payment pursuant to the Offer shall cease to accrue interest on and after the Offer Date;

                           (9) the procedures for withdrawing a tender; and

                           (10) that the Offered Price for any Security which
                  has been properly tendered and not withdrawn and which has been accepted for payment pursuant to the Offer will be paid promptly following the Offered Date.

                  (g) Holders electing to have Securities purchased hereunder will be required to surrender such Securities at the address specified in the notice prior to the Offer Date. Holders will be entitled to withdraw their election to have their Securities purchased pursuant to this Section 1012 if the Company receives, not later than one Business Day prior to the Offer Date, a telegram, telex, facsimile transmission or letter setting forth (1) the name of the Holder, (2) the certificate number of the Security in respect of which such notice of withdrawal is being submitted, (3) the principal amount of the Security (which shall be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which his election is to be withdrawn, (4) a statement that such Holder is withdrawing his election to have such principal amount of such Security purchased, and (5) the principal amount, if any, of such Security (which shall be $1,000 or an integral multiple thereof) that remains subject to the original notice of the Offer and that has been or will be delivered for purchase by the Company.

                  (h) The Company shall (i) not later than the Offer Date, accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) not later than 10:00 a.m. (New York time) on the Offer Date, deposit with the Trustee or with a Paying Agent an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Offer Date) sufficient to pay the aggregate Offered Price of all the Securities or portions thereof which are to be purchased on that date and (iii) not later than 10:00 a.m. (New York time) on the Offer Date, deliver to the Paying Agent an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Offered Price of the Securities purchased from each such Holder, and the Company shall execute and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Paying Agent at the Company's expense to the Holder thereof. For purposes of this Section 1012, the Company shall choose a Paying Agent which shall not be the Company.

                  Subject to applicable escheat laws, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest, if any, thereon, held by them for the payment of the Offered Price; provided, however, that (x) to the extent that the aggregate amount of cash deposited by the Company with the Trustee in respect of an Offer exceeds the aggregate Offered Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Offer Date the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon.

                  (i) Securities to be purchased shall, on the Offer Date, become due and payable at the Offered Price and from and after such date (unless the Company shall default in the payment of the Offered Price) such Securities shall cease to bear interest. Such Offered Price shall be paid to such Holder promptly following the later of the Offer Date and the time of delivery of such Security to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Offered Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Offer Date shall be payable to the Person in whose name the Securities (or any Predecessor Securities) is registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 309; provided, further, that Securities to be purchased are subject to proration in the event the Excess Proceeds are less than the aggregate Offered Price of all Securities tendered for purchase, with such adjustments as may be appropriate by the Trustee so that only Securities in denominations of $1,000 or integral multiples thereof, shall be purchased. If any Security tendered for purchase shall not be so paid upon surrender thereof by deposit of funds with the Trustee or a Paying Agent in accordance with paragraph (h) above, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Offer Date at the rate borne by such Security. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Offer Date.

         Section 1013. Limitation on Issuances of Guarantees of and Pledges for Indebtedness.

                  (a) The Company will not cause or permit any Restricted Subsidiary, other than a Guarantor (or a Foreign Subsidiary securing Indebtedness of another Foreign Subsidiary of the Company), directly or indirectly, to grant a lien on any of its assets as security for the payment of any Senior Indebtedness of the Company and the Company will not, and will not permit any Restricted Subsidiary to, pledge any intercompany notes representing obligations of any Restricted Subsidiary (other than a Guarantor) as security for the payment of any Senior Indebtedness unless in each case such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a guarantee of payment of the Securities by such Restricted Subsidiary. The guarantee shall be on the same terms as the guarantee of the Senior Indebtedness (if a guarantee of Senior Indebtedness is granted by any such Restricted Subsidiary) except that the guarantee of the Securities need not be secured and shall be subordinated to the claims against such Restricted Subsidiary in respect of Senior Guarantor Indebtedness to the same extent as the Securities are subordinated to Senior Indebtedness of the Company under this Indenture.

                  (b) The Company will not cause or permit any Restricted Subsidiary, other than a Guarantor (or a Foreign Subsidiary guaranteeing Indebtedness of another Foreign Subsidiary of the Company) (or UAG Citrus Motors, LLC until such time as it becomes a Wholly Owned Restricted Subsidiary), directly or indirectly, to guarantee, assume or in any other manner become liable with respect to any Indebtedness of the Company or any Restricted Subsidiary unless such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Guarantee of the Securities on the same terms as the guarantee of such Indebtedness except that (A) such guarantee need not be secured unless required pursuant to Section 1011; (B) if such Indebtedness is by its terms Senior Indebtedness, any such assumption, guarantee or other liability of such Restricted Subsidiary with respect to such Indebtedness shall be senior to such Restricted Subsidiary's Guarantee of the Securities to the same extent as such Senior Indebtedness is senior to the Securities; and (C) if such Indebtedness is by its terms expressly subordinated to the Securities, any such assumption, guarantee or other liability of such Restricted Subsidiary with respect to such Indebtedness shall be subordinated to such Restricted Subsidiary's Guarantee of the Securities at least to the same extent as such Indebtedness is subordinated to the Securities.

                  (c) Notwithstanding the foregoing, any Guarantee by a Restricted Subsidiary of the Securities shall provide by its terms that it (and all Liens securing the same) shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's Capital Stock in, or all or substantially all the assets of, such Restricted

Subsidiary, which transaction is in compliance with the terms of this Indenture and pursuant to which transaction such Subsidiary is released from all guarantees, if any, by it of other Indebtedness of the Company or any Restricted Subsidiaries or (ii) the release by the holders of the Indebtedness of the Company of their security interest or their guarantee by such Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness), at such time as (A) no other Indebtedness of the Company has been secured or guaranteed by such Restricted Subsidiary, as the case may be, or (B) the holders of all such other Indebtedness which is secured or guaranteed by such Restricted Subsidiary also release their security interest in or guarantee by such Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness).

         Section 1014. Purchase of Securities upon a Change of Control.


                  (a) If a Change of Control shall occur at any time, then each Holder shall have the right to require that the Company purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Purchase Date"), pursuant to the offer described below in this Section 1014 (the "Change of Control Offer") and in accordance with the other procedures set forth in this
Section 1014.

                  (b) Within 30 days of any Change of Control or, at the Company's option, prior to such Change of Control but after it is publicly announced the Company shall notify the Trustee and give written notice (a "Change of Control Purchase Notice") of such Change of Control to each Holder, by first-class mail, postage prepaid, at his address appearing in the Security Register, stating among other things:

                           (1) that a Change of Control has occurred or will
                  occur, the date of such event, and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Change of Control Purchase Price;

                           (2) the circumstances and relevant facts regarding
                  such Change of Control (including, but not limited to, information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

                           (3) (i) the most recently filed Annual Report on Form
                  10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report (or in the event the Company is not required to prepare any of the foregoing Forms, the comparable information required to be prepared by the Company and any Guarantor pursuant to Section 1019), (ii) a description of material developments, if any, in the Company's business subsequent to the date of the latest of such reports and (iii) such other information, if any, concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed investment decision regarding the Change of Control Offer;

                           (4) that the Change of Control Offer is being made
                  pursuant to this Section 1014 and that all Securities properly tendered pursuant to the Change of Control Offer will be accepted for payment at the Change of Control Purchase Price;

                           (5) the Change of Control Purchase Date, which shall
                  be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act; provided that the Change of Control Purchase Date may not occur prior to the Change of Control;

                           (6) the Change of Control Purchase Price;

                           (7) the names and addresses of the Paying Agent and
                  the offices or agencies referred to in Section 1002;

                           (8) that Securities must be surrendered on or prior
                  to the Change of Control Purchase Date to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 1002 to collect payment;

                           (9) that the Change of Control Purchase Price for any
                  Security which has been properly tendered and not withdrawn will be paid promptly following the Change of Control Offer Purchase Date;

                           (10) the procedures that a Holder must follow to
                  accept a Change of Control Offer or to withdraw such acceptance;

                           (11) that any Security not tendered will continue to
                  accrue interest; and

                           (12) that, unless the Company defaults in the payment
                  of the Change of Control Purchase Price, any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date.

                  (c) Upon receipt by the Company of the proper tender of Securities, the Holder of the Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Change of Control Purchase Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Change of Control Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 309. If any Security tendered for purchase in accordance with the provisions of this Section 1014 shall not be so paid upon surrender thereof, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Change of Control Purchase Date at the rate borne by such Security. Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the Change of Control Purchase Notice at least one Business Day prior to the Change of Control Purchase Date. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

                  (d) The Company shall (i) not later than the Change of Control Purchase Date, accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) not later than 10:00 a.m. (New York time) on the Change of Control Purchase Date, deposit with the Trustee or with a Paying Agent an amount of money in same day funds sufficient to pay the aggregate Change of Control Purchase Price of all the Securities or portions thereof which are to be purchased as of the Change of Control Purchase Date and
(iii) not later than 10:00 a.m. (New York time) on the Change of Control Purchase Date, deliver to the Paying Agent an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price of the Securities purchased from each such Holder, and the Company shall execute and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Paying Agent at the Company's expense to the Holder thereof. The Company will publicly announce the results of the Change of

Control Offer on the Change of Control Purchase Date. For purposes of this
Section 1014, the Company shall choose a Paying Agent which shall not be the Company.

                  (e) A tender made in response to a Change of Control Purchase Notice may be withdrawn if the Company receives, not later than one Business Day prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter, specifying, as applicable:

                           (1) the name of the Holder;

                           (2) the certificate number of the Security in respect
                  of which such notice of withdrawal is being submitted;

                           (3) the principal amount of the Security (which shall
                  be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which such notice of withdrawal is being submitted;

                           (4) a statement that such Holder is withdrawing his
                  election to have such principal amount of such Security purchased; and

                           (5) the principal amount, if any, of such Security
                  (which shall be $1,000 or an integral multiple thereof) that remains subject to the original Change of Control Purchase Notice and that has been or will be delivered for purchase by the Company.

                  (f) Subject to applicable escheat laws, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Purchase Price; provided, however, that, (x) to the extent that the aggregate amount of cash deposited by the Company pursuant to clause (ii) of paragraph (d) above exceeds the aggregate Change of Control Purchase Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Change of Control Purchase Date the Trustee shall return any such excess to the Company together with interest, if any, thereon.

                  (g) The Company shall comply, to the extent applicable, with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer.

                  (h) Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer, in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company and purchases all the Securities validly tendered and not withdrawn under such Change of Control Offer.

         Section 1015. Limitation on Subsidiary Preferred Stock.

                  The Company will not permit (a) any Restricted Subsidiary of the Company to issue, sell or transfer any Preferred Stock, except for (i) Preferred Stock issued, sold or transferred to the Company or a Wholly Owned Restricted Subsidiary, (ii) Permitted Subsidiary Preferred Stock, and (iii) Preferred Stock issued by a Person prior to the time (A) such Person becomes a Restricted Subsidiary; (B) such Person merges with or into a Restricted Subsidiary; or (C) a Restricted Subsidiary merges with or into such Person; provided that such Preferred Stock was not issued or incurred by such Person in anticipation of the type of transaction contemplated by subclause (A), (B) or
(C) or (b) any Person (other than the Company or a Wholly Owned Restricted Subsidiary) to acquire Preferred Stock (other than Permitted Subsidiary Preferred Stock) of any Restricted Subsidiary from the Company or any Restricted Subsidiary, except, in the case of clause (a) or (b), upon the acquisition of all the outstanding Capital Stock of such Restricted Subsidiary in accordance with the terms of this Indenture.

         Section 1016. Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries.

                  The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (i) pay dividends or make any other distribution on its Capital Stock, or any other interest or participation in or measured by its profits, (ii) pay any Indebtedness owed to the Company or any other Restricted Subsidiary, (iii) make any Investment in the Company or any other Restricted Subsidiary, or (iv) transfer any of its properties or assets to the Company or any other Restricted Subsidiary; except: (a) any encumbrance or restriction pursuant to an agreement in effect on the initial Issue Date (including without limitation the Credit Agreement in effect on the initial Issue Date); (b) any encumbrance or restriction, with respect to a Restricted Subsidiary that is not a Restricted Subsidiary of the Company on the initial Issue Date, in existence at the time such Person becomes a Restricted Subsidiary of the Company and not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary, provided that such encumbrances and restrictions are not applicable to the Company or any Restricted Subsidiary or the properties or assets of the Company or any Restricted Subsidiary other than such Subsidiary which is becoming a Restricted Subsidiary; (c) customary provisions contained in an agreement that has been entered into for the sale or other disposition of all or substantially all of the Capital Stock or assets of a Restricted Subsidiary; provided, however, that the restrictions are applicable only to such Restricted Subsidiary or assets; (d) any encumbrance or restriction existing under or by reason of applicable law or any requirement of any regulatory body; (e) customary provisions restricting subletting or assignment of any lease governing any leasehold interest of any Restricted Subsidiary; (f) covenants in franchise agreements with Manufacturers customary for franchise agreements in the automobile retailing industry; (g) any encumbrance or restriction contained in any Purchase Money Obligations for property to the extent such restriction or encumbrance restricts the transfer of such property; (h) any encumbrances or restrictions in security agreements securing Indebtedness (other than Subordinated Indebtedness) of a Guarantor (including any Inventory Facility) (to the extent that such Liens are otherwise incurred in accordance with Section 1011) that restrict the transfer of property subject to such agreements, provided that any such encumbrance or restriction is released to the extent the underlying Lien is released or the related Indebtedness is repaid; (i) covenants in Inventory Facilities customary for inventory and floor plan financing in the automobile retailing industry; (j) any encumbrance related to assets acquired by or merged into or consolidated with the Company or any Restricted Subsidiary so long as such encumbrance was not entered into in contemplation of the acquisition, merger or consolidation transaction; (k) customary non-assignment provisions contained in any lease governing a leasehold interest or any supply, license or other agreement entered into in the ordinary course of business of the Company or any of its Restricted Subsidiaries; (l) Liens securing Indebtedness otherwise permitted to be incurred under the provisions of Section 1011 herein that limit the right of the debtor to dispose of the assets subject to such Liens; (m) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (n) restrictions contained in any other indenture or instrument governing debt or preferred securities that are not materially more restrictive, taken as a whole, than those contained in this Indenture; (o) any encumbrance or restriction existing under any agreement that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses (a), (b),
(j) and (p) or in this clause (o), provided that the terms and conditions of any such encumbrances or restrictions are no more restrictive in any material respect than those under or pursuant to the agreement evidencing the Indebtedness so extended, renewed, refinanced or replaced; (p) restrictions related solely to Foreign Subsidiaries and created in connection with Indebtedness of such Foreign Subsidiaries incurred pursuant to clauses (xii),
(xiv) and (xx) of paragraph (b) of Section 1008 herein; and (q) encumbrances or restrictions that are pursuant to any agreements or arrangements in effect on the date that Sytner Group plc and its subsidiaries are acquired by the Company or its Restricted Subsidiaries or in connection with any transaction which Sytner Group plc has agreed to enter into as of such date, which restrictions are customary for transactions of similar type, and any amendment, modification or replacement of any agreement, arrangement or transaction described above that are not materially more restrictive than those contained in such agreements or arrangements.

         Section 1017. Limitation on Senior Subordinated Indebtedness.

                  The Company will not, and will not permit or cause any Guarantor to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise in any manner become directly or indirectly liable for or with respect to or otherwise permit to exist any Indebtedness that is subordinate in right of payment to any Indebtedness of the Company or such Guarantor, as the case may be, unless such Indebtedness is also pari passu with the Securities or the Guarantee of such Guarantor or subordinated in right of payment to the Securities or such Guarantee at least to the same extent as the Securities or such Guarantee are subordinated in right of payment to Senior Indebtedness or such Guarantor's Senior Guarantor Indebtedness, as the case may be, as set forth in this Indenture.

         Section 1018.  Limitations on Unrestricted Subsidiaries.

                  The Company may designate after the initial Issue Date any Subsidiary as an "Unrestricted Subsidiary" under this Indenture (a "Designation") only if:

                  (a) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

                  (b) the Company would be permitted to make an Investment (other than a Permitted Investment) at the time of Designation (assuming the effectiveness of such Designation) pursuant to paragraph (a) of Section 1009 herein in an amount (the "Designation Amount") equal to the greater of (1) the net book value of the Company's interest in such Subsidiary calculated in accordance with GAAP or (2) the Fair Market Value of the Company's interest in such Subsidiary as determined in good faith by the Company's Board of Directors;

                  (c) the Company would be permitted under this Indenture to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1008 at the time of such Designation (assuming the effectiveness of such Designation);

                  (d) such Unrestricted Subsidiary does not own any Capital Stock in any Restricted Subsidiary of the Company which is not simultaneously being designated an Unrestricted Subsidiary;

                  (e) such Unrestricted Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness, provided that an Unrestricted Subsidiary may provide a Guarantee for the Securities; and

                  (f) such Unrestricted Subsidiary is not a party to any agreement, contract, arrangement or understanding at such time with the Company or any Restricted Subsidiary unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company or, in the event such condition is not satisfied, the value of such agreement, contract, arrangement or understanding to such Unrestricted Subsidiary shall be deemed a Restricted Payment.

                  In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to
Section 1009 for all purposes of this Indenture in the Designation Amount.

                  The Company shall not and shall not cause or permit any Restricted Subsidiary to at any time (x) provide credit support for, or subject any of its property or assets (other than the Capital Stock of any Unrestricted Subsidiary) to the satisfaction of, any Indebtedness of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness) (other than Permitted Investments in Unrestricted Subsidiaries) or
(y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary. For purposes of the foregoing, the Designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be deemed to be the Designation of all of the Subsidiaries of such Subsidiary.

                  The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation") if:

                  (a) no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation;

                  (b) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time, have been permitted to be incurred for all purposes of this Indenture; and

                  (c) unless such redesignated Subsidiary shall not have any Indebtedness outstanding (other than Indebtedness that would be Permitted Indebtedness), immediately after giving effect to such proposed Revocation, and after giving pro forma effect to the incurrence of any such Indebtedness of such redesignated Subsidiary as if such Indebtedness was incurred on the date of the Revocation, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1008 herein.

                  All Designations and Revocations must be evidenced by a resolution of the Board of Directors of the Company delivered to the Trustee certifying compliance with the foregoing provisions.

         Section 1019. Provision of Financial Statements.

                  Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, the Company and each Guarantor (only to the extent such Guarantor is required under Section 13(a) or 15(d) of the Exchange Act) will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Company and such Guarantor would have been required to file with the Commission pursuant to Sections 13(a) or 15(d) if the Company or such Guarantor were so subject, such documents to be filed with the Commission on or prior to the date (the "Required Filing Date") by which the Company and such Guarantor would have been required so to file such documents if the Company and such Guarantor were so subject. The Company and any Guarantor (only to the extent such Guarantor is required under Section 13(a) or 15(d) of the Exchange Act) will also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company and such Guarantor would have been required to file with the Commission pursuant to Sections 13(a) or 15(d) of the Exchange Act if the Company and such Guarantor were subject to either of such Sections and (y) if filing such documents by the Company and such Guarantor with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder at the Company's cost. If any Guarantor's financial statements would be required to be included in the financial statements filed or delivered pursuant to this Indenture if the Company were subject to Section 13(a) or 15(d) of the Exchange Act, the Company shall include such Guarantor's financial statements in any filing or delivery pursuant to this Indenture. In addition, so long as any of the Securities remain outstanding, the Company will make available to any prospective purchaser of Securities or beneficial owner of Securities in connection with any sale thereof the information required by Rule 144A(d)(4) under the Securities Act, until such time as the Company has either exchanged the Securities for securities identical in all material respects which have been registered under the Securities Act or until such time as the Holders of the Securities have disposed of such Securities pursuant to an effective registration statement under the Securities Act.

         Section 1020.  Statement by Officers as to Default.

                  (a) The Company will deliver to the Trustee, on or before a date not more than 120 days after the end of each fiscal year of the Company ending after the date hereof, and 60 days after the end of each fiscal quarter ending after the date hereof, a written statement signed by two executive officers of the Company and the Guarantors, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Company and the Guarantors, as to compliance herewith, including whether or not, after a review of the activities of the Company during such year and of the Company's and each Guarantor's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Company and each Guarantor have fulfilled all of their respective obligations and are in compliance with all conditions and covenants under this Indenture throughout such year and, if there has been a Default specifying each Default and the nature and status thereof and any actions being taken by the Company with respect thereto.

                  (b) When any Default or Event of Default has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default the Company shall deliver to the Trustee by registered or certified mail or facsimile transmission followed by an originally executed copy of an Officers' Certificate specifying such Default, Event of Default, notice or other action, the status thereof and what actions the Company is taking or proposes to take with respect thereto, within five Business Days after the occurrence of such Default or Event of Default.

         Section 1021. Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1006 through 1011, 1013 and 1015 through 1020, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance with such covenant or provision, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         Section 1101.  Rights of Redemption.


                  The Securities are subject to redemption at any time on or after March 15, 2007 at the option of the Company, in whole or in part, subject to the conditions, and at the Redemption Prices, specified in the form of Security, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates and Special Record Dates to receive interest due on relevant Interest Payment Dates and Special Payment Dates).

                  In addition, at any time prior to March 15, 2005, the Company, at its option, may use the Net Cash Proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of the Securities issued under the Indenture at a redemption price equal to 109.625% of the aggregate principal amount of the Securities redeemed, plus accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of holders of record on relevant Regular Record Dates to receive interest due on an Interest Payment Date). At least 65% of the aggregate principal amount of Securities issued under the Indenture must remain outstanding immediately after the occurrence of such redemption. In order to effect this redemption, the Company must mail a notice of redemption no later than 30 days after the closing of the related Public Equity Offering and must complete such redemption within 60 days of the closing of the Public Equity Offering.

         Section 1102. Applicability of Article.

                  Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article Eleven.

         Section 1103. Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Company Order and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, not less than 45 nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

         Section 1104. Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be determined in compliance with the requirements of the national security exchange, if any, on which the Securities are listed, or if the Securities are not so listed, on a pro rata basis, by lot or by any other method the Trustee shall deem fair and reasonable.

                  The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         Section 1105.  Notice of Redemption.


                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at its address appearing in the Security Register.

                  All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed;

                  (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

                  (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

                  (g) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 1002 where such Securities are to be surrendered for payment of the Redemption Price;

                  (h) the CUSIP number, if any, relating to such Securities; and

                  (i) the procedures that a Holder must follow to surrender the Securities to be redeemed.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company. If the Company elects to give notice of redemption, it shall provide the Trustee with a certificate stating that such notice has been given in compliance with the requirements of this Section 1105.

                  The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any
                                    - 145 -
case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         Section 1106.  Deposit of Redemption Price.

                  On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or any of its Affiliates is acting as Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date or Special Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date. The Paying Agent shall promptly mail or deliver to Holders of Securities so redeemed payment in an amount equal to the Redemption Price of the Securities purchased from each such Holder. All money, if any, earned on funds held in trust by the Trustee or any Paying Agent shall be remitted to the Company. For purposes of this Section 1106, the Company shall choose a Paying Agent which shall not be the Company.

         Section 1107.  Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Holders will be required to surrender the Securities to be redeemed to the Paying Agent at the address specified in the notice of redemption at least one Business Day prior to the Redemption Date. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates and Special Record Dates according to the terms and the provisions of Section 309.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

         Section 1108.  Securities Redeemed or Purchased in Part.

                  Any Security which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 1002 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed or purchased.


                                 ARTICLE TWELVE

                           SATISFACTION AND DISCHARGE

         Section 1201. Satisfaction and Discharge of Indenture.

                  This Indenture shall be discharged and shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities as expressly provided for herein) as to all Outstanding Securities hereunder, and the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a) either

                           (1) all such Securities previously authenticated and
                  delivered (except (i) lost, stolen or destroyed Securities which have been replaced or paid as provided in Section 308 or
                  (ii) all Securities whose payment has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (2) all Securities not previously delivered to the
                  Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their Stated Maturity within one year or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company; and the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount in United States dollars sufficient to pay and discharge the entire Indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, including the principal of, premium, if any, and accrued interest on, such Securities at such Maturity, Stated Maturity or Redemption Date;

                  (b) the Company or any Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and any Guarantor; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel in form and substance reasonably satisfactory to the Trustee each stating that (i) all conditions precedent herein relating to the satisfaction and discharge hereof have been complied with and (ii) such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company, any Guarantor or any Restricted Subsidiary is a party or by which the Company, any Guarantor or any Restricted Subsidiary is bound.

                  Notwithstanding the satisfaction and discharge hereof, the obligations of the Company to the Trustee under Section 607 and, if United States dollars shall have been deposited with the Trustee pursuant to subclause
(2) of clause (a) of this Section 1201, the obligations of the Trustee under
Section 1202 and the last paragraph of Section 1003 shall survive.

         Section 1202. Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all United States dollars deposited with the Trustee pursuant to Section 1201 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on, the Securities for whose payment such United States dollars have been deposited with the Trustee.


                                ARTICLE THIRTEEN

                                   GUARANTEES

         Section 1301. Guarantors' Guarantee.

                  For value received, each of the Guarantors, in accordance with this Article Thirteen, hereby absolutely, fully, unconditionally and irrevocably guarantees, jointly and severally with each other and with each other Person which may become a Guarantor hereunder, to the Trustee and the Holders, as if the Guarantors were the principal debtor, the punctual payment and performance when due of all Indenture Obligations (which for purposes of this Guarantee shall also be deemed to include all commissions, fees, charges, costs and other expenses (including reasonable legal fees and disbursements of one counsel) arising out of or incurred by the Trustee or the Holders in connection with the enforcement of this Guarantee).

         Section 1302. Continuing Guarantee; No Right of Set-Off; Independent Obligation.

                  (a) This Guarantee shall be a continuing guarantee of the payment and performance of all Indenture Obligations and shall remain in full force and effect until the payment in full of all of the Indenture Obligations and shall apply to and secure any ultimate balance due or remaining unpaid to the Trustee or the Holders in respect of the Indenture Obligations; and this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or from time to time of any sum of money for the time being due or remaining unpaid to the Trustee or the Holders. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts which constitute part of the Indenture Obligations and would be owed by the Company under this Indenture and the Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

                  (b) Each Guarantor, jointly and severally, hereby guarantees that the Indenture Obligations will be paid to the Trustee without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise) in lawful currency of the United States of America.

                  (c) Each Guarantor, jointly and severally, guarantees that the Indenture Obligations shall be paid strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the holders of the Securities.

                  (d) Each Guarantor's liability to pay or perform or cause the performance of the Indenture Obligations under this Guarantee shall arise forthwith after demand for payment or performance by the Trustee has been given to the Guarantors in the manner prescribed in Section 106 hereof.

                  (e) Except as provided herein, the provisions of this Article Thirteen cover all agreements between the parties hereto relative to this Guarantee and none of the parties shall be bound by any representation, warranty or promise made by any Person relative thereto which is not embodied herein; and it is specifically acknowledged and agreed that this Guarantee has been delivered by each Guarantor free of any conditions whatsoever and that no representations, warranties or promises have been made to any Guarantor affecting its liabilities hereunder, and that the Trustee shall not be bound by any representations, warranties or promises now or at any time hereafter made by the Company to any Guarantor.

                  (f) This Guarantee is a guarantee of payment, performance and compliance and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by the Company or upon any event or condition whatsoever.

                  (g) The obligations of the Guarantors set forth herein constitute the full recourse obligations of the Guarantors enforceable against them to the full extent of all their assets and properties.

         Section 1303. Guarantee Absolute.

                  The obligations of the Guarantors hereunder are independent of the obligations of the Company under the Securities and this Indenture and a separate action or actions may be brought and prosecuted against any Guarantor whether or not an action or proceeding is brought against the Company and whether or not the Company is joined in any such action or proceeding. The liability of the Guarantors hereunder is irrevocable, absolute and unconditional and (to the extent permitted by law) the liability and obligations of the Guarantors hereunder shall not be released, discharged, mitigated, waived, impaired or affected in whole or in part by:

                  (a) any defect or lack of validity or enforceability in respect of any Indebtedness or other obligation of the Company or any other Person under this Indenture or the Securities, or any agreement or instrument relating to any of the foregoing;

                  (b) any grants of time, renewals, extensions, indulgences, releases, discharges or modifications which the Trustee or the Holders may extend to, or make with, the Company, any Guarantor or any other Person, or any change in the time, manner or place of payment of, or in any other term of, all or any of the Indenture Obligations, or any other amendment or waiver of, or any consent to or departure from, this Indenture or the Securities, including any increase or decrease in the Indenture Obligations;

                  (c) the taking of security from the Company, any Guarantor or any other Person, and the release, discharge or alteration of, or other dealing with, such security;

                  (d) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Indenture Obligations and the obligations of any Guarantor hereunder;

                  (e) the abstention from taking security from the Company, any Guarantor or any other Person or from perfecting, continuing to keep perfected or taking advantage of any security;

                  (f) any loss, diminution of value or lack of enforceability of any security received from the Company, any Guarantor or any other Person, and including any other guarantees received by the Trustee;

                  (g) any other dealings with the Company, any Guarantor or any other Person, or with any security;

                  (h) the Trustee's or the Holders' acceptance of compositions from the Company or any Guarantor;

                  (i) the application by the Holders or the Trustee of all monies at any time and from time to time received from the Company, any Guarantor or any other Person on account of any indebtedness and liabilities owing by the Company or any Guarantor to the Trustee or the Holders, in such manner as the Trustee or the Holders deems best and the changing of such application in whole or in part and at any time or from time to time, or any manner of application of collateral, or proceeds thereof, to all or any of the Indenture Obligations, or the manner of sale of any collateral;

                  (j) the release or discharge of the Company or any Guarantor of the Securities or of any Person liable directly as surety or otherwise by operation of law or otherwise for the Securities, other than an express release in writing given by the Trustee, on behalf of the Holders, of the liability and obligations of any Guarantor hereunder;

                  (k) any change in the name, business, capital structure or governing instrument of the Company or any Guarantor or any refinancing or restructuring of any of the Indenture Obligations;

                  (l) the sale of the Company's or any Guarantor's business or any part thereof;

                  (m) subject to Section 1314, any merger or consolidation, arrangement or reorganization of the Company, any Guarantor, any Person resulting from the merger or consolidation of the Company or any Guarantor with any other Person or any other successor to such Person or merged or consolidated Person or any other change in the corporate existence, structure or ownership of the Company or any Guarantor or any change in the corporate relationship between the Company and any Guarantor, or any termination of such relationship;

                  (n) the insolvency, bankruptcy, liquidation, winding-up, dissolution, receivership, arrangement, readjustment, assignment for the benefit of creditors or distribution of the assets of the Company or its assets or any resulting discharge of any obligations of the Company (whether voluntary or involuntary) or of any Guarantor (whether voluntary or involuntary) or the loss of corporate existence;

                  (o) subject to Section 1314, any arrangement or plan of reorganization affecting the Company or any Guarantor;

                  (p) any failure, omission or delay on the part of the Company to conform or comply with any term of this Indenture;

                  (q) any limitation on the liability or obligations of the Company or any other Person under this Indenture, or any discharge, termination, cancellation, distribution, irregularity, invalidity or unenforceability in whole or in part of this Indenture;

                  (r) any other circumstance (including any statute of limitations) that might otherwise constitute a defense available to, or discharge of, the Company or any Guarantor; or

                  (s) any modification, compromise, settlement or release by the Trustee, or by operation of law or otherwise, of the Indenture Obligations or the liability of the Company or any other obligor under the Securities, in whole or in part, and any refusal of payment by the Trustee, in whole or in part, from any other obligor or other guarantor in connection with any of the Indenture Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, each of the Guarantors.


         Section 1304. Right to Demand Full Performance.

                  In the event of any demand for payment or performance by the Trustee from any Guarantor hereunder, subject to the subordination provisions of this Article Thirteen, the Trustee or the Holders shall have the right to demand its full claim and to receive all dividends or other payments in respect thereof until the Indenture Obligations have been paid in full, and the Guarantors shall continue to be jointly and severally liable hereunder for any balance which may be owing to the Trustee or the Holders by the Company under this Indenture and the Securities. The retention by the Trustee or the Holders of any security, prior to the realization by the Trustee or the Holders of its rights to such security upon foreclosure thereon, shall not, as between the Trustee and any Guarantor, be considered as a purchase of such security, or as payment, satisfaction or reduction of the Indenture Obligations due to the Trustee or the Holders by the Company or any part thereof. Each Guarantor, promptly after demand, subject to the subordination provisions of this Article Thirteen, will reimburse the Trustee and the Holders for all costs and expenses of collecting such amount under, or enforcing this Guarantee, including, without limitation, the reasonable fees and expenses of counsel.

         Section 1305. Waivers.

                  (a) Each Guarantor hereby expressly waives (to the extent permitted by law) notice of the acceptance of this Guarantee and notice of the existence, renewal, extension or the non-performance, non-payment, or non-observance on the part of the Company of any of the terms, covenants, conditions and provisions of this Indenture or the Securities or any other notice whatsoever to or upon the Company or such Guarantor with respect to the Indenture Obligations, whether by statute, rule of law or otherwise. Each Guarantor hereby acknowledges communication to it of the terms of this Indenture and the Securities and all of the provisions therein contained and consents to and approves the same. Each Guarantor hereby expressly waives (to the extent permitted by law) diligence, presentment, protest and demand for payment with respect to (i) any notice of sale, transfer or other disposition of any right, title to or interest in the Securities by the Holders or in this Indenture, (ii) any release of any Guarantor from its obligations hereunder resulting from any loss by it of its rights of subrogation hereunder and (iii) any other circumstances whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or that might otherwise limit recourse against such Guarantor.

                  (b) Without prejudice to any of the rights or recourses which the Trustee or the Holders may have against the Company, each Guarantor hereby expressly waives (to the extent permitted by law) any right to require the Trustee or the Holders to:

                           (i) enforce, assert, exercise, initiate or exhaust any rights, remedies or recourse against the Company, any Guarantor or any other Person under this Indenture or otherwise;

                           (ii) value, realize upon, or dispose of any security of the Company or any other Person held by the Trustee or the Holders;

                           (iii) initiate or exhaust any other remedy which the Trustee or the Holders may have in law or equity; or

                           (iv) mitigate the damages resulting from any default under this Indenture;

before requiring or becoming entitled to demand payment from such Guarantor under this Guarantee.

         Section 1306. The Guarantors Remain Obligated in Event the Company Is No Longer Obligated to Discharge Indenture Obligations.

                  It is the express intention of the Trustee and the Guarantors that if for any reason the Company has no legal existence, is or becomes under no legal obligation to discharge the Indenture Obligations owing to the Trustee or the Holders by the Company or if any of the Indenture Obligations owing by the Company to the Trustee or the Holders becomes irrecoverable from the Company by operation of law or for any reason whatsoever, this Guarantee and the covenants, agreements and obligations of the Guarantors contained in this Article Thirteen shall nevertheless be binding upon the Guarantors, as principal debtor, until such time as all such Indenture Obligations have been paid in full to the Trustee and all Indenture Obligations owing to the Trustee or the Holders by the Company have been discharged, or such earlier time as Section 402 shall apply to the Securities and the Guarantors shall be responsible for the payment thereof to the Trustee or the Holders upon demand.

         Section 1307. Fraudulent Conveyance; Contribution; Subrogation.

                  (a) Each Guarantor that is a Subsidiary of the Company, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under its Guarantee shall be limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor, and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Indenture, will result in the obligations of such Guarantor under its Guarantee not constituting such fraudulent transfer or conveyance.

                  (b) Each Guarantor that makes a payment or distribution under its Guarantee shall be entitled to a contribution from each other Guarantor, if any, in a pro rata amount based on the net assets of each Guarantor, determined in accordance with GAAP.

                  (c) Each Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under federal bankruptcy law) or otherwise by reason of any payment by it pursuant to the provisions of this Article Thirteen until payment in full of all Indenture Obligations.

         Section 1308. Guarantee Is in Addition to Other Security.

                  This Guarantee shall be in addition to and not in substitution for any other guarantees or other security which the Trustee may now or hereafter hold in respect of the Indenture Obligations owing to the Trustee or the Holders by the Company and (except as may be required by law) the Trustee shall be under no obligation to marshal in favor of each of the Guarantors any other guarantees or other security or any moneys or other assets which the Trustee may be entitled to receive or upon which the Trustee or the Holders may have a claim.

         Section 1309. Release of Security Interests.

                  Without limiting the generality of the foregoing and except as otherwise provided in this Indenture, each Guarantor hereby consents and agrees, to the fullest extent permitted by applicable law, that the rights of the Trustee hereunder, and the liability of the Guarantors hereunder, shall not be affected by any and all releases for any purpose of any collateral, if any, from the Liens and security interests created by any collateral document and that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indenture Obligations is rescinded or must otherwise be returned by the Trustee upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

         Section 1310. No Bar to Further Actions.

                  Except as provided by law, no action or proceeding brought or instituted under Article Thirteen and this Guarantee and no recovery or judgment in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under Article Thirteen and this Guarantee by reason of any further default or defaults under Article Thirteen and this Guarantee or in the payment of any of the Indenture Obligations owing by the Company.

         Section 1311. Failure to Exercise Rights Shall Not Operate as a Waiver; No Suspension of Remedies.

                  (a) No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article Thirteen and this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity.

                  (b) Nothing contained in this Article Thirteen shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

         Section 1312. Trustee's Duties; Notice to Trustee.

                  (a) Any provision in this Article Thirteen or elsewhere in this Indenture allowing the Trustee to request any information or to take any action authorized by, or on behalf of any Guarantor, shall be permissive and shall not be obligatory on the Trustee except as the Holders may direct in accordance with the provisions of this Indenture or where the failure of the Trustee to request any such information or to take any such action arises from the Trustee's negligence, bad faith or willful misconduct.

                  (b) The Trustee shall not be required to inquire into the existence, powers or capacities of the Company, any Guarantor or the officers, directors or agents acting or purporting to act on their respective behalf.

         Section 1313. Successors and Assigns.

                  All terms, agreements and conditions of this Article Thirteen shall extend to and be binding upon each Guarantor and its successors and permitted assigns and shall enure to the benefit of and may be enforced by the Trustee and its successors and assigns; provided, however, that the Guarantors may not assign any of their rights or obligations hereunder other than in accordance with Article Eight.

         Section 1314. Release of Guarantee.

                  Concurrently with the payment in full of all of the Indenture Obligations, the Guarantors shall be released from and relieved of their obligations under this Article Thirteen. Upon the delivery by the Company to the Trustee of an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of this Guarantee was made by the Company in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations under this Guarantee. If any of the Indenture Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Indenture Obligations are paid in full, and each Guarantor shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

                  This Guarantee shall terminate with respect to each Guarantor and shall be automatically and unconditionally released and discharged as provided in Section 1013(c).

         Section 1315. Execution of Guarantee.

                  (a) To evidence the Guarantee, each Guarantor hereby agrees to execute the guarantee substantially in the form set forth in Section 204, to be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of each Guarantor by its Chairman of the Board, its President, its Chief Executive Officer, its President, its Chief Operating Officer, one of its Vice Presidents, its Treasurer, its Assistant Treasurer, its Secretary or its Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile.

                  (b) Any Person that was not a Guarantor on the initial Issue Date may become a Guarantor by executing and delivering to the Trustee (i) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Guarantor, (ii) in the event that as of the date of such supplemental indenture any Registrable Securities are outstanding, an instrument in form and substance satisfactory to the Trustee which subjects such Person to the provisions of the Registration Rights Agreement with respect to such outstanding Registrable Securities, and (iii) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid and binding obligation of such Person (subject to such customary assumptions and exceptions as may be acceptable to the Trustee in its reasonable discretion).

                  (c) If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates a Security on which this Guarantee is endorsed, such Guarantee shall be valid nevertheless.

         Section 1316. Guarantee Subordinate to Senior Indebtedness.

                  Each Guarantor covenants and agrees, and each Holder of a Guarantee, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the Indenture Obligations are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash (or otherwise agreed to by the holders of Senior Guarantor Indebtedness) of all Senior Guarantor Indebtedness; provided, however, that the Indebtedness represented by this Guarantee in all respects shall rank equally with, or prior to, all existing and future Indebtedness of such Guarantor that is expressly subordinated to such Guarantor's Senior Guarantor Indebtedness.


                  This Article Thirteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Guarantor Indebtedness; and such provisions are made for the benefit of the holders of Senior Guarantor Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce directly such provisions.


         Section 1317. Payment Over of Proceeds Upon Dissolution of the Guarantor, etc.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to any Guarantor or its assets, or (b) any liquidation, dissolution or other winding up of any Guarantor, whether voluntary or involuntary, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of any Guarantor, then and in any such event

                  (1) all amounts due or to become due on or in respect of the Senior Guarantor Indebtedness shall first be paid in full in cash (or as otherwise agreed to by the holders of Senior Guarantor Indebtedness) before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding Permitted Guarantor Junior Payments) on account of the Guarantee of such Guarantor (other than amounts previously set aside with the Trustee, or payments previously made, in either case, pursuant to the provisions of Sections 402 and 403 of this Indenture); and

                  (2) any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities (excluding Permitted Guarantor Junior Payments), set-off or otherwise, to which the Holders or the Trustee would be entitled but for the subordination provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Guarantor Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior

Guarantor Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Guarantor Indebtedness held or represented by each, to the extent necessary to make payment in full in cash (or as otherwise agreed to by the holders of Senior Guarantor Indebtedness) of all Senior Guarantor Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Guarantor Indebtedness; and

                  (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities (excluding Permitted Guarantor Junior Payments), in respect of any of the obligations of such Guarantor under the Guarantee of such Guarantor before all Senior Guarantor Indebtedness is paid in full in cash (or as otherwise agreed to by holders of Senior Guarantor Indebtedness), then and in such event such payment or distribution (excluding Permitted Guarantor Junior Payments) shall be held in trust for the benefit of, and shall be paid over or delivered forthwith to, the holders of Senior Guarantor Indebtedness for application to the payment of all Senior Guarantor Indebtedness remaining unpaid, to the extent necessary to pay all Senior Guarantor Indebtedness in full in cash (or as otherwise agreed to by the holders of Senior Guarantor Indebtedness) after giving effect to any concurrent payment or distribution to or for the holders of Senior Guarantor Indebtedness.


                  The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another Person or the liquidation or dissolution of any Guarantor following the sale, assignment, conveyance, transfer, lease or other disposal of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of such Guarantor for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, comply with the conditions set forth in Article Eight.


         Section 1318. Default on Senior Guarantor Indebtedness.


                  (a) Upon the maturity of any Senior Guarantor Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and interest thereon and other amounts due in connection therewith shall first be paid in full in cash (or as otherwise agreed to by the holders of Senior Guarantor Indebtedness) before any payment is made by any of the Guarantors or any Person acting on behalf of any of the Guarantors in respect of the Guarantee of such Guarantor.

                  (b) No payment (excluding payments in the form of Permitted Guarantor Junior Payments) shall be made by any Guarantor in respect of its Guarantee during any period in which Section 1317 shall be applicable, while any Payment Default (as defined in Section 1403(a) of this Indenture) exists or during any Payment Blockage Period in effect under Sections 1403(b) and (c) of this Indenture.

                  (c) In the event that, notwithstanding the foregoing, any Guarantor shall make any payment to the Trustee or the Holder of its Guarantee prohibited by the foregoing provisions of this Section, then and in such event such payment shall be held in trust for the benefit of, and shall be paid over and delivered forthwith to, the holders of the Senior Guarantor Indebtedness (pro rata to such holders) or their respective Senior Representatives, as their interests may appear, for application to the Senior Guarantor Indebtedness until the Senior Guarantor Indebtedness has been paid in full in cash (or as otherwise agreed by the holders of Senior Guarantor Indebtedness).


         Section 1319. Payment Permitted by Each of the Guarantors if No
Default.

                  Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent any Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of such Guarantor referred to in Section 1317 or under the conditions described in Section 1318, from making payments at any time on its Guarantee.


         Section 1320. Subrogation to Rights of Holders of Senior Guarantor
                       Indebtedness.

                  After the payment in full of all Senior Guarantor Indebtedness in cash (or as otherwise agreed by holders of Senior Guarantor Indebtedness), the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Guarantor Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Guarantor Indebtedness until the principal of, premium, if any, and interest on, the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Guarantor Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Guarantor Indebtedness by Holders of the Securities or the Trustee, shall, as among any Guarantor, its creditors other than holders of Senior Guarantor Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by such Guarantor to or on account of the Senior Guarantor Indebtedness.

         Section 1321. Provisions Solely to Define Relative Rights.

                  The provisions of Sections 1316 through 1329 of this Indenture are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Guarantor Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among any Guarantor, its creditors other than holders of Senior Guarantor Indebtedness and the Holders of the Securities, the obligation of such Guarantor, which is absolute and unconditional, to make payments to the Holders of the Securities in respect of its obligations under the Guarantee as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against each of the Guarantors of the Holders of the Securities and creditors of each of the Guarantors other than the holders of Senior Guarantor Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Guarantor Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Guarantors referred to in Section 1317, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1318, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1318(c).


         Section 1322. Trustee to Effectuate Subordination.

                  Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any Guarantor whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of any Guarantor owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.


                  If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Guarantor Indebtedness or their Senior Representatives are hereby authorized to have the right to file and are hereby authorized to file an appropriate claim for and on behalf of Holders of said Securities. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Guarantor Indebtedness or their Senior Representatives to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Guarantor Indebtedness or their Senior Representatives to vote in respect of the claim of any Holder in any such proceeding.


         Section 1323. No Waiver of Subordination Provisions.

                  (a) No right of any present or future holder of any Senior Guarantor Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  (b) Without limiting the generality of subsection (a) of this Section, the holders of Senior Guarantor Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Guarantor Indebtedness, do any one or more of the following:
(1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Guarantor Indebtedness or any instrument evidencing the same or any agreement under which Senior Guarantor Indebtedness is or may be outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Guarantor Indebtedness;
(3) release any Person liable in any manner from the collection or payment of Senior Guarantor Indebtedness; and (4) exercise or refrain from exercising any rights against any of the Guarantors and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.


         Section 1324. Notice to Trustee by Each of the Guarantors.

                  (a) Each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of its Guarantee. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from any Guarantor or a holder of Senior Guarantor Indebtedness or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section by Noon, Eastern Time, on the Business Day prior to the date upon which by the terms hereof any money may be payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Guarantor Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

                  (b) Subject to Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and each Guarantor by a Person which represents itself as a representative of one or more holders of Senior Guarantor Indebtedness or a holder of Senior Guarantor Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a representative of or a holder of Senior Guarantor Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company or any Guarantor shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Guarantor Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Guarantor Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


         Section 1325. Reliance on Judicial Orders or Certificates.

                  Upon any payment or distribution of assets of any Guarantor referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Guarantor Indebtedness and other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article.


         Section 1326. Rights of Trustee as a Holder of Senior Guarantor Indebtedness; Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Guarantor Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Guarantor Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.


         Section 1327. Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1326 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


         Section 1328. No Suspension of Remedies.

                  Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Guarantor Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.


         Section 1329. Trustee's Relation to Senior Guarantor Indebtedness.

                  With respect to the holders of Senior Guarantor Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of the Senior Guarantor Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Guarantor Indebtedness.

                                ARTICLE FOURTEEN

                           SUBORDINATION OF SECURITIES

         Section 1401. Securities Subordinate to Senior Indebtedness.

                  The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the Indenture Obligations are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash (or as otherwise agreed to by the holders of Senior Indebtedness) of all Senior Indebtedness.

                  This Article Fourteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness; and such provisions are made for the benefit of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce directly such provisions.


         Section 1402. Payment Over of Proceeds Upon Dissolution, etc.

                  (1) In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary, or whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Company, then and in any such event all amounts due or to become due on or in respect of the Senior Indebtedness shall first be paid in full in cash (or as otherwise agreed to by the holders of Senior Indebtedness) before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding Permitted Junior Payments) on account of the Indenture Obligations or on account of the purchase, redemption, defeasance or other acquisition of, or in respect of, the Indenture Obligations (other than amounts previously set aside with the Trustee, or payments previously made, in either case, pursuant to the provisions of Sections 402 and 403 of this Indenture);

                  (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Permitted Junior Payments), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash (or as otherwise agreed to by the holders of Senior Indebtedness), of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                  (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Payments), in respect of the Indenture Obligations before all Senior Indebtedness is paid in full in cash (or as otherwise agreed to by the holders of Senior Indebtedness), then and in such event such payment or distribution (excluding Permitted Junior Payments) shall be held in Trust for the benefit of, and shall be paid over or delivered forthwith to, the holders of Senior Indebtedness for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash (or as otherwise agreed to by the holders of Senior Indebtedness), after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the sale, assignment, conveyance, transfer, lease or other disposal of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, comply with the conditions set forth in Article Eight.


         Section 1403. Suspension of Payment When Designated Senior Indebtedness in Default.

                  (a) Unless Section 1402 shall be applicable, upon the occurrence and during the continuance of any default in the payment of any Designated Senior Indebtedness (whether upon maturity, mandatory prepayment, acceleration or otherwise) beyond any applicable grace period (a "Payment Default"), no payment (other than amounts previously set aside with the Trustee or payments previously made, in either case, pursuant to Section 402 or 403 of this Indenture) or distribution of any assets of the Company or any Subsidiary of any kind or character (excluding Permitted Junior Payments) may be made by the Company on account of the Indenture Obligations, or on account of the purchase, redemption, defeasance or other acquisition of or in respect of, the Indenture Obligations unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or such Designated Senior Indebtedness shall have been discharged or paid in full in cash or as otherwise agreed to by the holders of Designated Senior Indebtedness, after which the Company shall (subject to the other provisions of this Article Fourteen) resume making any and all required payments in respect of the Indenture Obligations, including any missed payments.

                  (b) Unless Section 1402 shall be applicable, (1) upon the occurrence and during the continuance of any non-payment default or non-payment event of default with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may then be accelerated (a "Non-payment Default") and
(2) after the receipt by the Trustee (i) if Indebtedness is outstanding under the Credit Agreement, from the agent thereunder and (ii) if no Indebtedness is outstanding under the Credit Agreement, from a Senior Representative, of written notice of such Non-payment Default, no payment (other than any amounts previously set aside with the Trustee, or payments previously made, in either case, pursuant to the provisions of Section 402 or 403 of this Indenture) or distribution of any assets of the Company of any kind or character (excluding any Permitted Junior Securities) may be made by the Company or any Subsidiary on account of the Indenture Obligations, or on account of the purchase, redemption, defeasance or other acquisition of, or in respect of, the Indenture Obligations for the period specified below ("Payment Blockage Period").

                  (c) The Payment Blockage Period shall commence upon the receipt of notice of the Non-payment Default by the Trustee and the Company from a Senior Representative and shall end on the earliest of (i) the 179th day after such commencement, (ii) the date on which such Non-payment Default (and all other Non-payment Defaults as to which notice is given after such Payment Blockage Period is initiated) is cured, waived or ceases to exist or on which such Designated Senior Indebtedness is discharged or paid in full in cash or as otherwise agreed to by the holders of Designated Senior Indebtedness, or (iii) the date on which such Payment Blockage Period (and all Non-payment Defaults as to which notice is given after such Payment Blockage Period is initiated) shall have been terminated by written notice to the Company or the Trustee from the Senior Representative initiating such Payment Blockage Period, after which, in the case of clauses (i), (ii) and (iii), the Company shall promptly resume making any and all required payments in respect of the Securities, including any missed payments. In no event will a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Company and the Trustee of the notice initiating such Payment Blockage Period (such 179-day period referred to as the "Initial Period"). Any number of notices of Non-payment Defaults may be given during the Initial Period; provided that during any period of 360 consecutive days only one Payment Blockage Period, during which payment of principal of, premium, if any, or interest on, the Securities may not be made, may commence and the duration of such period may not exceed 179 days. No Non-payment Default with respect to any

Designated Senior Indebtedness that existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 360 consecutive days, unless such default has been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action or any breach of a financial covenant for a period ending after the date of commencement of such Payment Blockage Period that, in either case, would give rise to an event of default pursuant to any provision under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose). The Company shall deliver a notice to the Trustee promptly after the date on which any Non-payment Default is cured or waived or ceases to exist or on which the Designated Senior Indebtedness related thereto is discharged or paid in full, and the Trustee is authorized to act in reliance on such notice.

                  (d) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be held in trust for the benefit of, and shall be paid over and delivered forthwith to, the holders of the Senior Indebtedness (pro rata to such holders) or their respective Senior Representatives, as their interests may appear, for application to Senior Indebtedness until the Senior Indebtedness has been paid in full in cash (or as otherwise agreed to by the holders of Senior Indebtedness).


         Section 1404. Payment Permitted if No Default.

                  Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1402 or under the conditions described in Section 1403, from making payments at any time of principal of, premium, if any, or interest on the Securities.


         Section 1405. Subrogation to Rights of Holders of Senior Indebtedness.

                  After the payment in full in cash (or as otherwise agreed by the holders of Senior Indebtedness) of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on, the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by

Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.


         Section 1406. Provisions Solely to Define Relative Rights.

                  The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on, the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1402, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1403, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1403(d).


         Section 1407. Trustee to Effectuate Subordination.

                  Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.


                  If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their Senior Representatives are hereby authorized to have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior

Indebtedness or their Senior Representatives to authorize or consent to or accept or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Indebtedness or their Senior Representatives to vote in respect of the claim of any Holder in any such proceeding.


         Section 1408. No Waiver of Subordination Provisions.

                  (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  (b) Without limiting the generality of paragraph (a) of this Section, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is or may be outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.


         Section 1409. Notice to Trustee.

                  (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from a Senior Representative or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section by Noon, Eastern Time, on the Business Day prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Indebtedness, a Senior Representative or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

                  (b) Subject to Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and the Company by a Person representing himself to be a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


         Section 1410. Reliance on Judicial Orders or Certificates.

                  Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, or a certificate of a Senior Representative, delivered to the Trustee or to the Holders of Securities for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior

Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article.


         Section 1411. Rights of Trustee as a Holder of Senior Indebtedness;
                       Preservation of Trustee's Rights.


                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.


         Section 1412. Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1411 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


         Section 1413. No Suspension of Remedies.

                  Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.


         Section 1414. Trustee's Relation to Senior Indebtedness.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                          UNITED AUTO GROUP, Inc.


                                          By:   /s/ James R. Davidson
                                             -----------------------------------
                                             Name: James R. Davidson
                                             Title: Executive Vice President -
                                                    Finance

Attest:    /s/ Robert H. Kurnick, Jr.
           -------------------------------
           Name: Robert H. Kurnick, Jr.
           Title: Executive Vice President,
                  General Counsel and Secretary


                                          UAG NORTHEAST BODY SHOP, INC.
                                          LANDERS UNITED AUTO GROUP NO. 2, INC.
                                          UAG SOUTHEAST, INC.
                                          UAG DULUTH, INC.
                                          UNITED NISSAN, INC. (GA)
                                          PEACHTREE NISSAN, INC.
                                          UAG TEXAS, INC.
                                          UAG TEXAS II, INC.
                                          UAG EAST, INC.
                                          PALM AUTO PLAZA, INC.
                                          FLORIDA CHRYSLER PLYMOUTH, INC.
                                          WEST PALM NISSAN, INC.
                                          NORTHLAKE AUTO FINISH, INC.
                                          JS IMPORTS, INC.

                                          By:   /s/ James R. Davidson
                                             -----------------------------------
                                             Name: James R. Davidson
                                             Title: Treasurer


Attest:    /s/ Robert H. Kurnick, Jr.
           -------------------------------
           Name: Robert H. Kurnick, Jr.
           Title: Assistant Secretary

                                          WEST PALM AUTO MALL, INC.
                                          AUTO MALL PAYROLL SERVICES, INC.
                                          UAG CAROLINA, INC.
                                          REED-LALLIER CHEVROLET, INC.
                                          MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                          GENE REED CHEVROLET, INC.
                                          UAG PARAMOUNT MOTORS, INC.
                                          UAG KISSIMMEE MOTORS, INC.
                                          UNITED AUTOCARE, INC.
                                          UNITED AUTOCARE PRODUCTS, INC.
                                          UNITED AUTO FOURTH FUNDING, INC.
                                          UNITED AUTO FIFTH FUNDING, INC.
                                          UAG FINANCE COMPANY, INC.
                                          ATLANTIC AUTO FUNDING CORPORATION
                                          ATLANTIC AUTO SECOND FUNDING
                                           CORPORATION
                                          ATLANTIC AUTO THIRD FUNDING
                                           CORPORATION
                                          UAG HOUSTON ACQUISITION, LTD.
                                          UAG INTERNATIONAL HOLDINGS, INC.
                                          UAG REALTY, LLC
                                          UNITED AUTO FINANCE, INC.
                                          UAG CONNECTICUT I, LLC
                                          UAG ATLANTA IV MOTORS, INC.
                                          UAG TULSA HOLDINGS, LLC

                                          By:   /s/ James R. Davidson
                                             -----------------------------------
                                             Name: James R. Davidson
                                             Title: Treasurer


Attest:    /s/ Robert H. Kurnick, Jr.
           -------------------------------
           Name: Robert H. Kurnick, Jr.
           Title: Secretary

                                          UAG CHCC, INC.
                                          LRP, LTD.

                                          By:   /s/ James R. Davidson
                                             -----------------------------------
                                             Name: James R. Davidson
                                             Title: Assistant Treasurer

Attest:    /s/ Robert H. Kurnick, Jr.
           -------------------------------
           Name: Robert H. Kurnick, Jr.
           Title: Assistant Secretary


                                          UAG NORTHEAST, INC.
                                          DIFEO PARTNERSHIP, INC.
                                          UAG HUDSON, INC.
                                          SOMERSET MOTORS INC.
                                          LANDERS AUTO SALES, INC.
                                          LANDERS UNITED AUTO GROUP NO. 6, INC.
                                          LANDERS BUICK-PONTIAC, INC.
                                          LANDERS FORD NORTH, INC.
                                          UNITED NISSAN, INC.(NV)
                                          UNITED NISSAN, INC (TN)
                                          UAG WEST, INC.
                                          SA AUTOMOTIVE, LTD.
                                          SL AUTOMOTIVE, LTD.
                                          SPA AUTOMOTIVE, LTD.
                                          SUN MOTORS, LTD.
                                          SCOTTSDALE MANAGEMENT GROUP, LTD.
                                          SAU AUTOMOTIVE, LTD.
                                          SK MOTORS, LTD.
                                          KMT/UAG, INC.
                                          RELENTLESS PURSUIT ENTERPRISES, INC.
                                          TRI-CITY LEASING, INC.
                                          HT AUTOMOTIVE, LTD.
                                          WESTBURY SUPERSTORE, LTD.
                                          UNITEDAUTO DODGE OF SHREVEPORT, INC.
                                          COVINGTON PIKE DODGE, INC.
                                          THE NEW GRACELAND DODGE, INC.
                                          UAG GRACELAND II, INC.
                                          UAG MEMPHIS II, INC.
                                          UAG MEMPHIS IV, INC.
                                          UAG MEMPHIS V, INC.
                                          UAG-CARIBBEAN, INC.
                                          DAN YOUNG CHEVROLET, INC.

                                          YOUNG MANAGEMENT GROUP, INC.
                                          UAG YOUNG II, INC.
                                          UAG CLASSIC, INC.
                                          CLASSIC AUTO GROUP, INC.
                                          CLASSIC MANAGEMENT COMPANY, INC.
                                          CLASSIC IMPORTS, INC.
                                          CLASSIC MOTOR SALES, LLC
                                          D. YOUNG CHEVROLET LLC
                                          DAN YOUNG MOTORS LLC
                                          UAG YOUNG AUTOMOTIVE GROUP LLC
                                          YOUNG AUTOMOTOVE HOLDINGS LLC
                                          EUROPA AUTO IMPORTS, INC.
                                          UAG LAKE NORMAN, LLC
                                          UAG INDIANAPOLIS, LLC
                                          MOTORCARS ACQUISITION, LLC
                                          MOTORCARS ACQUISITION II, LLC
                                          MOTORCARS ACQUISITION III, LLC
                                          SCOTTSDALE FERRARI, LLC
                                          UAG OLDSMOBILE OF INDIANA, LLC
                                          GOODSON NORTH, LLC
                                          GOODSON PONTIAC GMC, LLC
                                          GOODSON SPRING BRANCH, LLC
                                          PIONEER FORD WEST, LLC
                                          UAG CERRITOS, LLC
                                          UAG CONNECTICUT, LLC
                                          UAG FAIRFIELD CA, LLC
                                          UAG FAIRFIELD CM, LLC
                                          UAG FAIRFIELD CP, LLC
                                          UAG LANDERS SPRINGDALE, LLC
                                          UAG MENTOR ACQUISITION, LLC
                                          UAG MICHIGAN CADILLAC, LLC
                                          UAG MICHIGAN PONTIAC-GMC, LLC
                                          UAG MICHIGAN T1, LLC
                                          UAG MICHIGAN TMV, LLC
                                          UAG PHOENIX VC, LLC
                                          UAG SPRING, LLC
                                          UNITED RANCH AUTOMOTIVE, LLC
                                          UAG CHEVROLET, INC.
                                          UAG FAIRFIELD CV, LLC
                                          BRETT MORGAN CHEVROLET-GEO, INC.
                                          HBL, LLC
                                          MOTORCARS ACQUISITION IV, LLC
                                          UAG NANUET I, LLC

                                          UAG NANUET II, LLC
                                          NISSAN OF NORTH OLMSTED, LLC
                                          LANDERS NISSAN, LLC
                                          UAG FAYETTEVILLE I, LLC
                                          UAG FAYETTEVILLE II, LLC
                                          UAG FAYETTEVILLE III, LLC

                                          By:   /s/ James R. Davidson
                                             -----------------------------------
                                             Name: James R. Davidson
                                             Title: Assistant Treasurer


Attest:    /s/ Robert H. Kurnick, Jr.
           -------------------------------
           Name: Robert H. Kurnick, Jr.
           Title: Assistant Secretary



                                          DIFEO HYUNDAI PARTNERSHIP
                                          DIFEO NISSAN PARTNERSHIP
                                          DIFEO CHRYSLER PLYMOUTH JEEP
                                             EAGLE PARTNERSHIP
                                          DIFEO LEASING PARTNERSHIP
                                          DANBURY AUTO PARTNERSHIP
                                          DIFEO TENAFLY PARTNERSHIP
                                          OCT PARTNERSHIP
                                          HUDSON MOTORS PARTNERSHIP
                                          COUNTY AUTO GROUP PARTNERSHIP
                                          SOMERSET MOTORS PARTNERSHIP

                                          By: DIFEO PARTNERSHIP, INC.
                                              A general partner

                                          By:   /s/ James R. Davidson
                                             -----------------------------------
                                             Name: James R. Davidson
                                             Title: Treasurer


Attest:    /s/ Robert H. Kurnick, Jr.
           -------------------------------
           Name: Robert H. Kurnick, Jr.
           Title: Assistant Secretary

                                          SHANNON AUTOMOTIVE, LTD.

                                          By:  UAG TEXAS, INC., a general
                                               partner

                                          By:   /s/ James R. Davidson
                                             -----------------------------------
                                             Name: James R. Davidson
                                             Title: Treasurer


Attest:    /s/ Robert H. Kurnick, Jr.
           -------------------------------
           Name: Robert H. Kurnick, Jr.
           Title: Secretary



                                          CLASSIC ENTERPRISES, LLC
                                          CLASSIC NISSAN OF TURNERSVILLE, LLC

                                          By:  UAG CLASSIC,  INC., Member

                                          By:   /s/ James R. Davidson
                                             -----------------------------------
                                             Name: James R. Davidson
                                             Title: Assistant Treasurer


Attest:    /s/ Robert H. Kurnick, Jr.
           -------------------------------
           Name: Robert H. Kurnick, Jr.
           Title: Assistant Secretary

                                          LANDERS FORD, INC.
                                          NATIONAL CITY FORD, INC.
                                          CENTRAL FORD CENTER, INC.
                                          PIONEER FORD SALES, INC.

                                          By:   /s/ James R. Davidson
                                             -----------------------------------
                                             Name: James R. Davidson
                                             Title: Assistant Treasurer


Attest:    /s/ Robert H. Kurnick, Jr.
           -------------------------------
           Name: Robert H. Kurnick, Jr.
           Title: Assistant Secretary

                                          CLASSIC TURNERSVILLE
                                          GMG MOTORS, INC.
                                          KMPB, LLC
                                          SCOTTSDALE JAGUAR, LTD.
                                          UNITED AUTO LICENSING, LLC
                                          CJNS, LLC
                                          H.B.L. HOLDINGS, INC.
                                          LANTZCH-ANDREAS ENTERPRISES, INC.
                                          LMNS, LLC
                                          UAG VK, LLC

                                          By:   /s/ James R. Davidson
                                             -----------------------------------
                                             Name: James R. Davidson
                                             Title: Assistant Secretary


Attest:    /s/ Robert H. Kurnick, Jr.
           -------------------------------
           Name: Robert H. Kurnick, Jr.
           Title: Assistant Secretary

                                          UAG TURNERSVILLE REALTY, LLC

                                          By:   /s/ James R. Davidson
                                             -----------------------------------
                                             Name: James R. Davidson
                                             Title: Treasurer


Attest:    /s/ Robert H. Kurnick, Jr.
           -------------------------------
           Name: Robert H. Kurnick, Jr.
           Title: Secretary

STATE OF Michigan                                             )
                                                              )  ss.:
COUNTY OF HUDSON                                              )


                  On the 18th day of March, 2002, before me personally came James R. Davidson, ___________ , __________ ; to me known, who, being by me duly sworn, did depose and say that he resides at ______,________; that he is the Executive Vice President-Finance of United Auto Group, Inc., a corporation described in and which executed the foregoing instrument; that he holds the positions identified on Annex I hereto with respect to each of the guarantors identified on Annex I hereto, each of which has executed the foregoing instrument; and that he signed his name thereto pursuant to authority of the Board of Directors of United Auto Group, Inc. and such guarantors that are corporations, the Boards of Directors of the general partner of such guarantors that are limited partnerships, and the members or managers of such guarantors that are limited liability companies.



                                                                       (NOTARIAL
                                                                           SEAL)



                                        /s/ Ellen A. Shyne
                                        ----------------------------------------
                                        Notary Public


                                        ----------------------------------------
                                                     ELLEN A. SHYNE
                                                     Notary Public
                                                  State of New Jersey
                                          My Commission Expires April 3, 2003
                                        ----------------------------------------

                                                                         Annex I

               GUARANTOR                     POSITION OF JAMES R. DAVIDSON


UAG Northeast Body Shop, Inc.                          Treasurer

Landers United Auto Group No.2, Inc.                   Treasurer

UAG Southeast, Inc.                                    Treasurer

UAG Duluth, Inc.                                       Treasurer

United Nissan, Inc. (GA)                               Treasurer

Peachtree Nissan, Inc.                                 Treasurer

UAG Texas, Inc.                                        Treasurer

UAG Texas II, Inc.                                     Treasurer

UAG East, Inc.                                         Treasurer

Palm Auto Plaza, Inc.                                  Treasurer

Florida Chrysler Plymouth, Inc.                        Treasurer

West Palm Nissan, Inc.                                 Treasurer

Northlake Auto Finish, Inc.                            Treasurer

JS Imports, Inc.                                       Treasurer

West Palm Auto Mall, Inc.                              Treasurer

Auto Mall Payroll Services, Inc.                       Treasurer

UAG Carolina, Inc.                                     Treasurer

Reed-Lallier Chevrolet, Inc.                           Treasurer

Michael Chevrolet-Oldsmobile, Inc.                     Treasurer

Gene Reed Chevrolet, Inc.                              Treasurer

UAG Paramount Motors, Inc.                             Treasurer

UAG Kissimmee Motors, Inc.                             Treasurer

United Autocare, Inc.                                  Treasurer

United Autocare Products, Inc.                         Treasurer

United Auto Fourth Funding, Inc.                       Treasurer

United Auto Fifth Funding, Inc.                        Treasurer

UAG Finance Company, Inc.                              Treasurer

Atlantic Auto Funding Corporation                      Treasurer

Atlantic Auto Second Funding                           Treasurer
Corporation

Atlantic Auto Third Funding Corporation                Treasurer

UAG Houston Acquisition, Ltd.                          Treasurer

UAG International Holdings, Inc.                       Treasurer

UAG Realty, LLC                                        Treasurer

United Auto Finance, Inc.                              Treasurer

UAG Connecticut I, LLC                                 Treasurer

UAG Atlanta IV Motors, Inc.                            Treasurer

UAG Tulsa Holdings, LLC                                Treasurer

UAG CHCC, Inc.                                    Assistant Treasurer

LRP, Ltd.                                         Assistant Treasurer

UAG Northeast, Inc.                               Assistant Secretary

DiFeo Partnership, Inc.                           Assistant Secretary

UAG Hudson, Inc.                                  Assistant Secretary

Somerset Motors Inc.                              Assistant Secretary

Landers Auto Sales, Inc.                          Assistant Secretary

Landers United Auto Group No. 6, Inc.             Assistant Secretary

Landers Buick-Pontiac, Inc.                       Assistant Secretary

Landers Ford North, Inc.                          Assistant Secretary

United Nissan, Inc. (NV)                          Assistant Secretary

United Nissan, Inc. (TN),                         Assistant Secretary

UAG West, Inc.                                    Assistant Secretary

SA Automotive, Ltd.                               Assistant Secretary

SL Automotive, Ltd.                               Assistant Secretary

SPA Automotive, Ltd.                              Assistant Secretary

Sun Motors, Ltd.                                  Assistant Secretary

Scottsdale Management Group, Ltd.                 Assistant Secretary

Sua Automotive Ltd.                               Assistant Secretary

SK Motors, Ltd.                                   Assistant Secretary

KMT/UAG, Inc.                                     Assistant Secretary

Relentless Pursuit Enterprises, Inc.              Assistant Secretary

Tri-City Leasing, Inc.                            Assistant Secretary

HT Automotive, Ltd.                               Assistant Secretary

Westbury Superstore, Ltd.                         Assistant Secretary

United Auto Dodge of Shreveport, Inc.             Assistant Secretary

Covington Pike Dodge, Inc.                        Assistant Secretary

The New Graceland Dodge, Inc.                     Assistant Secretary

UAG Graceland II, Inc.                            Assistant Secretary

UAG Memphis II, Inc.                              Assistant Secretary

UAG Memphis IV, Inc.                              Assistant Secretary

UAG Memphis V, Inc.                               Assistant Secretary

UAG-Caribbean, Inc.                               Assistant Secretary

Dan Young Chevrolet, Inc.                         Assistant Secretary

Young Management Group, Inc.                      Assistant Secretary

UAG Young II, Inc.                                Assistant Secretary

UAG Classic, Inc.                                 Assistant Secretary

Classic Auto Group, Inc.                          Assistant Secretary

Classic Management Company, Inc.                  Assistant Secretary

Classic Imports, Inc.                             Assistant Secretary

Classic Motor Sales, LLC                          Assistant Secretary

D. Young Chevrolet LLC                            Assistant Secretary

Dan Young Motors LLC                              Assistant Secretary

UAG Young Automotive Group LLC                    Assistant Secretary

Young Automotive Holdings LLC                     Assistant Secretary

Europa Auto Imports, Inc.                         Assistant Secretary

UAG Lake Norman, LLC                              Assistant Secretary

UAG Indianapolis, LLC                             Assistant Secretary

Motorcars Acquisition, LLC                        Assistant Secretary

Motorcars Acquisition II, LLC                     Assistant Secretary

Motorcars Acquisition III, LLC                    Assistant Secretary

Scottsdale Ferrari, LLC                           Assistant Secretary

UAG Oldsmobile of Indiana, LLC                    Assistant Secretary

Goodson North, LLC                                Assistant Secretary

Goodson Pontiac GMC, LLC                          Assistant Secretary

Goodson Spring Branch, LLC                        Assistant Secretary

Pioneer Ford West, LLC                            Assistant Secretary

UAG Cerritos, LLC                                 Assistant Secretary

UAG Connecticut LLC                               Assistant Secretary

UAG Fairfield CA, LLC                             Assistant Secretary

UAG Fairfield CM, LLC                             Assistant Secretary

UAG Fairfield CP, LLC                             Assistant Secretary

UAG Landers Springdale, LLC                       Assistant Secretary

UAG Mentor Acquisition, LLC                       Assistant Secretary

UAG Michigan Cadillac, LLC                        Assistant Secretary

UAG Michigan Pontiac-GMC, LLC                     Assistant Secretary

UAG Michigan T1, LLC                              Assistant Secretary

UAG Michigan TMV, LLC                             Assistant Secretary

UAG Phoenix VC, LLC                               Assistant Secretary

UAG Spring, LLC                                   Assistant Secretary

United Ranch Automotive, LLC                      Assistant Secretary

UAG Chevrolet, Inc.                               Assistant Secretary

UAG Fairfield CV, LLC                             Assistant Secretary

Brett Morgan Chevrolet-GEO, Inc.                  Assistant Secretary

HBL, LLC                                          Assistant Secretary

Motorcars Acquisition IV, LLC                     Assistant Secretary

UAG Nanuet I, LLC                                 Assistant Secretary

UAG Nanuet II, LLC                                Assistant Secretary

Nissan of North Olmsted, LLC                      Assistant Secretary

Landers Nissan, LLC                               Assistant Secretary

UAG Fayetteville I, LLC                           Assistant Secretary

UAG Fayetteville II, LLC                          Assistant Secretary

UAG Fayetteville III, LLC                         Assistant Secretary

DiFeo Hyundai Partnership                    Assistant Secretary of DiFeo
                                         Partnership, Inc., a general partner

DiFeo Nissan Partnership                     Assistant Secretary of DiFeo
                                         Partnership, Inc., a general partner

DiFeo Chrysler Plymouth Jeep Eagle           Assistant Secretary of DiFeo
Partnership                              Partnership, Inc., a general partner

DiFeo Leasing Partnership                    Assistant Secretary of DiFeo
                                         Partnership, Inc., a general partner

Danbury Auto Partnership                     Assistant Secretary of DiFeo
                                         Partnership, Inc., a general partner

DiFeo Tenafly Partnership                    Assistant Secretary of DiFeo
                                         Partnership, Inc., a general partner

OCT Partnership                              Assistant Secretary of DiFeo
                                         Partnership, Inc., a general partner

Hudson Motors Partnership                    Assistant Secretary of DiFeo
                                         Partnership, Inc., a general partner

County Auto Group Partnership                     Assistant Treasurer

Somerset Motors Partnership                  Assistant Secretary of DiFeo
                                         Partnership, Inc., a general partner

Shannon Automotive, Ltd.                    Treasurer of UAG Texas, Inc., a
                                                    general partner

Classic Enterprises, LLC                  Assistant Treasurer of UAG Classic,
                                                     Inc., member

Classic Nissan of Turnersville, LLC       Assistant Treasurer of UAG Classic,
                                                     Inc., member

Landers Ford, Inc.                                Assistant Treasurer

National City Ford, Inc.                          Assistant Treasurer

Central Ford Center, Inc.                         Assistant Treasurer

Pioneer Ford Sales, Inc.                          Assistant Treasurer

Classic Turnersville, Inc.                        Assistant Secretary

GMG Motors, Inc.                                  Assistant Secretary

KMPB, LLC                                         Assistant Secretary

Scottsdale Jaguar, Ltd.                           Assistant Secretary

United Auto Licensing, LLC                        Assistant Secretary

CJNS, LLC                                         Assistant Secretary

H.B.L. Holdings, Inc.                             Assistant Secretary

Lantzch-Andreas Enterprises, Inc.                 Assistant Secretary

LMNS, LLC                                         Assistant Secretary

UAG VK, LLC                                       Assistant Secretary

UAG Turnersville Realty, LLC                           Treasurer

                                                                         ANNEX A

                                INTERCOMPANY NOTE

                                                          ____________ ___, ____



                  Evidences of all loans or advances ("Loans") made hereunder shall be reflected on the grid attached hereto. FOR VALUE RECEIVED, _________, a _________ corporation (the "Maker"), HEREBY PROMISES TO PAY ON DEMAND to the order of __________ (the "Holder") the principal sum of the aggregate unpaid principal amount of all Loans (plus accrued interest thereon) at any time and from time to time made hereunder which has not been previously paid.

                  All capitalized terms used herein that are defined in, or by reference in, the Indenture between United Auto Group, Inc., a Delaware corporation (the "Company"), the Guarantors and Bank One Trust Company, N.A., as trustee, dated as of March ____, 2002 (the "Indenture"), have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined.

                                    ARTICLE I

                           TERMS OF INTERCOMPANY NOTE

                  Section 1.01 Note Not Forgivable. Unless the Maker of the Loan hereunder is the Company or any Guarantor, the Holder may not forgive any amounts owing under this intercompany note.

                  Section 1.02 Interest: Prepayment. (a) The interest rate ("Interest Rate") on the Loans shall be a rate per annum reflected on the grid attached hereto.

                  (b) The interest, if any, payable on each of the Loans shall accrue from the date such Loan is made and, subject to Section 2.01, shall be payable upon demand of the Holder.

                  (c) To the extent permitted by law, if the principal or accrued interest, if any, of the Loans is not paid on the date demand is made, interest on the unpaid principal and interest will accrue at a rate equal to the Interest Rate, if any, plus 100 basis points per annum from maturity until the principal and interest on such Loans are fully paid.

                  (d) Subject to Section 2.01, any amounts hereunder may be repaid at any time by the Maker.

                  Section 1.02 Subordination. All Loans hereunder shall be subordinated in right of payment to the payment and performance of the obligations of the Company and any Subsidiary (which Subsidiary is also an obligor under this Indenture, the Securities, a Guarantee or other Senior Indebtedness or Pari Passu Indebtedness, as the case may be, whether as a borrower or guarantor) under this Indenture, the Securities, the Guarantees or any other Indebtedness ranking senior to or pari passu with the Securities or the Guarantees, as applicable; provided, that this provision shall not prohibit the repayment by any Subsidiary of any Loans of which the Company is the Holder.

                                   ARTICLE II

                                EVENTS OF DEFAULT

                  Section 2.01 Events of Default. If after the date of issuance of this Loan (i) an Event of Default has occurred under this Indenture or (ii) an "event of default" (as defined) has occurred under any other Indebtedness of the Company or any Subsidiary, then (x) in the event the Maker is (A) a Subsidiary which is not a Guarantor or (B) a Guarantor in the case where the Holder is the Company, all amounts owing under the Loans hereunder shall be immediately due and payable to the Holder, (y) in the event the Maker is the Company, the amounts owing under the Loans hereunder shall not be due and payable at any time and shall not be paid and (z) in the event the Maker is a Guarantor and the Holder is not the Company or any Guarantor, the amounts owing under the Loans hereunder shall not be due and payable at any time and shall not be paid; provided, however, that if such Event of Default or event of default has been waived, cured or rescinded, such amounts shall no longer be due and payable in the case of clause (x), and such amounts may be paid in the case of clauses (y) and (z). If the Holder is a Subsidiary, then the Holder hereby agrees that if it receives any payments or distributions on any Loan from the Company or a Guarantor which is not payable pursuant to clause (y) or (z) of the prior sentence after any Event of Default described in clauses (i) or (ii) or any event of default described in clause (iii) above has occurred, is continuing and has not been waived, cured or rescinded, it will pay over and deliver forthwith to the Company or such Guarantor, as the case may be, all such payments and distributions.

                                   ARTICLE III

                                  MISCELLANEOUS

                  Section 3.01 Amendments, Etc. No amendment or waiver of any provision of this intercompany note, or consent to depart herefrom is permitted at any time for any reason, except with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities.

                  Section 3.02 Assignment. No party to this Agreement may assign, in whole or in part, any of its rights and obligations under this intercompany note, except to its legal successor in interest.

                  Section 3.03 Third Party Beneficiaries. The holders of the Securities or any other Indebtedness ranking pari passu with or senior to, the Securities or any Guarantees shall be third party beneficiaries to this intercompany note and upon an Event of Default shall have the right to enforce this intercompany note against the Company or any of its Subsidiaries.

                  Section 3.04 Headings. Article and Section headings in this intercompany note are included for convenience of reference only and shall not constitute a part of this intercompany note for any other purpose.

                  Section 3.05 Entire Agreement. This intercompany note sets forth the entire agreement of the parties with respect to its subject matter and supersedes all previous understandings, written or oral, in respect thereof.

                  Section 3.06 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

                  Section 3.07 Waivers. The Maker hereby waives presentment, demand for payment, notice of protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement hereof.



                                          By:
                                             -----------------------------------


                BORROWINGS, MATURITIES, AND PAYMENTS OF PRINCIPAL

                  Amount of         Maturity of            Amount
                 Borrowing/         Borrowing/         Principal Paid         Unpaid Principal           Notation
Date              Principal          Principal           or Prepaid               Balance                 Made by
----------      ------------       -------------      ----------------       ------------------         ----------

                                                                       EXHIBIT A

                            REGULATION S CERTIFICATE

 (to be executed by the transferor for transfers in accordance with Regulation S pursuant to ss.307(a)(i) of the Indenture)

[TRUSTEE INFORMATION]

                  Re: 9 5/8% Senior Subordinated Notes due 2012 of United Auto Group, Inc. (the "Securities")


         Reference is made to the Indenture, dated as of March 18, 2002 (the "Indenture"), among United Auto Group, Inc., a Delaware corporation (the "Company"), the Guarantors and Bank One Trust Company, N.A., as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

         This certificate relates to US$____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). _____________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Global Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                           (1) Rule 904 Transfers. If the transfer is being
                  effected in accordance with Rule 904:

                                    (A) the Owner is not a distributor of the
                           Securities or an Affiliate of any such distributor or a person acting on behalf of any of the foregoing;

                                    (B) the offer of the Specified Securities
                           was not made to a person in the United States;

                                    (C) either:

                                         (i) at the time the buy order was
                                    originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                        (ii) the transaction is being executed
                                    in, on or through the facilities of the
                                    Eurobond market, as regulated by the
                                    Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                                    (D) no directed selling efforts have been
                           made in the United States by or on behalf of the Owner or any affiliate thereof;

                                    (E) if the Owner is a dealer in securities
                           or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                                    (F) the transaction is not part of a plan or
                           scheme to evade the registration requirements of the Securities Act.

                           (2) Rule 144 Transfers. If the transfer is being
                  effected pursuant to Rule 144:

                                    (A) the transfer is occurring after a
                           holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                                    (B) the transfer is occurring after a
                           holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


 Dated: (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                          (If the Undersigned is a corporation,
                                          partnership or fiduciary, the title of
                                          the person signing on behalf of the
                                          Undersigned must be stated.)

                                                                       EXHIBIT B

                              RULE 144A CERTIFICATE

 (to be executed by the transferor in connection with transfers pursuant to Rule
                144A pursuant toss.307(a)(ii) of the Indenture)

[TRUSTEE INFORMATION]

                  Re: 9 5/8% Senior Subordinated Notes due 2012 of United Auto Group, Inc. (the "Securities")

         Reference is made to the Indenture, dated as of March 18, 2002 (the "Indenture"), among United Auto Group, Inc., a Delaware corporation (the "Company"), the Guarantors and Bank One Trust Company, N.A., as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

         This certificate relates to US$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  ISIN No(s). If any. ____________________

                  CERTIFICATE No(s). _____________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                           (1) Rule 144A Transfers. If the transfer is being
                  effected in accordance with Rule 144A:

                                    (A) the Specified Securities are being
                           transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                                    (B) the Owner and any person acting on its
                           behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                           (2) Rule 144 Transfers. If the transfer is being
                  effected pursuant to Rule 144:

                                    (A) the transfer is occurring after a
                           holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                                    (B) the transfer is occurring after a
                           holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


Dated:

                                          (Print the name of the Undersigned, as
                                          such term is defined in the second
                                          paragraph of this certificate.)


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                          (If the Undersigned is a corporation,
                                          partnership or fiduciary, the title of
                                          the person signing on behalf of the
                                          Undersigned must be stated.)

                                                                       EXHIBIT C

                       UNRESTRICTED SECURITIES CERTIFICATE

          (For removal of Securities Act Legends pursuant to ss.307(b))

[TRUSTEE INFORMATION]

                  Re: 9 5/8% Senior Subordinated Notes due 2012 of United Auto Group, Inc. (the "Securities")

         Reference is made to the Indenture, dated as of March 18, 2002 (the "Indenture"), among United Auto Group, Inc., a Delaware corporation (the "Company"), the Guarantors and Bank One Trust Company, N.A., as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

         This certificate relates to US$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). _____________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be exchanged for Securities bearing no Private Placement Legend pursuant to Section 307(b) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:

                                          (Print the name of the Undersigned, as
                                          such term is defined in the second
                                          paragraph of this certificate.)


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                          (If the Undersigned is a corporation,
                                          partnership or fiduciary, the title of
                                          the person signing on behalf of the
                                          Undersigned must be stated.)





                                      C-2